UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02676

Fidelity School Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

Item 1.

Reports to Stockholders

Fidelity® Intermediate Municipal Income Fund

Annual Report

December 31, 2020

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(0.06)%	2.15%	2.93%
Class M (incl. 4.00% sales charge)	0.07%	2.19%	2.95%
Class C (incl. contingent deferred sales charge)	2.34%	2.23%	2.57%
Fidelity® Intermediate Municipal Income Fund	4.54%	3.32%	3.67%
Class I	4.36%	3.24%	3.60%
Class Z	4.59%	3.32%	3.64%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Municipal Income Fund, a class of the fund, on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$14,335	Fidelity® Intermediate Municipal Income Fund
$15,718	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a gain for 2020, overcoming market volatility related to economic and credit fears caused by the coronavirus. The Bloomberg Barclays Municipal Bond Index rose 5.21% for the year. After gaining 7.54% in 2019, munis began 2020 on an upswing, driven by robust demand. By the second week of March, however, the outbreak and spread of COVID-19 raised the prospect of a broad economic slowdown that would present financial challenges for muni issuers across sectors. For example, revenue bonds used to finance airport projects were hampered by a sharp reduction in air travel. Also, bonds issued by hospitals received scrutiny due to uncertain reimbursement for coronavirus-related treatment and the halt of elective procedures. State and local government tax revenue was impacted by the delay in the income-tax filing date to July 15 and the collapse in revenue from sales taxes, activity taxes and fees. Muni yields rose substantially amid this uncertainty. The U.S. Federal Reserve responded to the risk of rapid economic contraction and dysfunction in the credit markets by lowering the fed funds rate, purchasing taxable bonds and launching lending facilities, while Congress passed substantial fiscal stimulus. This led to increased market liquidity and a return of new issuance in the primary market. Demand for municipal bonds, coupled with better-than-expected economic data, drove down muni yields and credit spreads through December 31.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For 2020, the fund share classes posted gains roughly in the range of 3.3% to 4.5%, compared, net of fees, with the 4.73% advance of the Bloomberg Barclays 1-17 Year Municipal Bond Index. We focused on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Security selection in the transportation and housing sectors, as well as among lower-quality bonds, contributed to performance versus the index. The fund's longer-than-index duration (interest-rate sensitivity) contributed on a relative basis as rates declined. Fund holdings cumulatively produced more income than components of the index, which added relative value. An overweighting in bonds issued by the Metropolitan Pier and Exposition Authority also boosted relative performance. In contrast, the fund's overweighting in health care bonds, which lagged the index, detracted from relative performance, as did its underweighting in bonds backed by high-quality states, which outperformed. Differences in the way fund holdings and index components were priced hampered the relative result as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2020, Michael Maka assumed co-management responsibilities for the fund. He succeeded Kevin Ramundo, who retired from Fidelity on June 30, 2020, after more than 20 years with the firm.

Investment Summary (Unaudited)

Top Five States as of December 31, 2020

% of fund's net assets
Texas	12.8
Illinois	12.4
Florida	10.3
New York	5.0
California	4.8

Top Five Sectors as of December 31, 2020

% of fund's net assets
General Obligations	33.9
Health Care	17.3
Transportation	14.3
Electric Utilities	6.1
Special Tax	5.6

Quality Diversification (% of fund's net assets)

As of December 31, 2020
AAA	7.5%
AA,A	68.4%
BBB	12.7%
BB and Below	1.5%
Not Rated	2.2%
Short-Term Investments and Net Other Assets	7.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Municipal Bonds - 92.8%
	Principal Amount (000s)	Value (000s)
Alabama - 1.2%
Jefferson County Gen. Oblig. Series 2018 B, 5% 4/1/21	5,630	5,694
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (a)	43,790	50,548
Mobile County Board of School Commissioners Series 2016 B:
5% 3/1/29	$5,875	$7,053
5% 3/1/30	6,125	7,321
5% 3/1/31	6,135	7,312
5% 3/1/32	4,930	5,857
5% 3/1/33	7,165	8,482
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/26	1,940	2,275
5% 3/1/27	3,915	4,572
5% 3/1/28	4,225	4,906
5% 3/1/29	3,465	3,996
5% 3/1/30	4,180	4,793

TOTAL ALABAMA		112,809

Alaska - 0.2%
Alaska Gen. Oblig. Series 2016 A, 5% 8/1/33	7,235	8,561
Alaska Int'l. Arpts. Revs. Series 2016 B, 5% 10/1/33	7,575	8,919

TOTAL ALASKA		17,480

Arizona - 3.0%
Arizona Ctfs. of Prtn. Series 2019 A:
5% 10/1/21	3,090	3,202
5% 10/1/22	3,290	3,568
5% 10/1/23	4,320	4,883
Arizona State Lottery Rev. Series 2019, 5% 7/1/24	4,000	4,654
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.) Series 2019, 5%, tender 6/3/24 (a)(b)	63,345	72,858
Coconino County Poll. Cont. Corp. Rev. Bonds Series 2017 A, 1.875%, tender 3/31/23 (a)(b)	2,925	2,964
Glendale Gen. Oblig. Series 2017:
5% 7/1/23	3,570	3,956
5% 7/1/32	2,915	3,574
Glendale Indl. dev auth Sr Living Facilities Rev. (Royal Oaks Inspirata Pointe Proj.) Series 2020 A:
4% 5/15/31	560	615
5% 5/15/41	1,000	1,128
5% 5/15/56	2,625	2,899
Glendale Sr. Excise Tax Rev. Series 2015 A:
5% 7/1/27	7,770	9,214
5% 7/1/28	7,255	8,568
5% 7/1/29	7,905	9,298
Glendale Trans. Excise Tax Rev.:
Series 2015:
5% 7/1/24 (FSA Insured)	1,765	2,057
5% 7/1/26 (FSA Insured)	3,565	4,289
5% 7/1/25 (FSA Insured)	2,065	2,498
Maricopa County Indl. Dev. Auth.:
(Creighton Univ. Proj.) Series 2020, 5% 7/1/47	3,560	4,385
Bonds Series 2019 B, 5%, tender 9/1/24 (a)	10,690	12,576
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (c)	2,570	2,643
6% 1/1/48 (c)	6,260	6,386
Maricopa County Rev.:
Bonds:
Series 2019 D, 5%, tender 5/15/26 (a)	12,495	15,377
Series B, 5%, tender 10/18/22 (a)	14,370	15,513
Series C, 5%, tender 10/18/24 (a)	9,710	11,363
Series 2016 A:
4% 1/1/24	6,310	7,002
5% 1/1/22	2,430	2,540
5% 1/1/23	4,855	5,309
5% 1/1/24	1,990	2,267
5% 1/1/25	7,560	8,961
Phoenix Civic Impt. Board Arpt. Rev. Series 2017 A:
5% 7/1/27 (b)	2,185	2,749
5% 7/1/28 (b)	3,085	3,860
5% 7/1/42 (b)	2,210	2,653
Phoenix Civic Impt. Corp. Series 2019 A:
5% 7/1/29	965	1,183
5% 7/1/30	3,680	4,485
5% 7/1/31	1,255	1,523
5% 7/1/32	3,675	4,436
5% 7/1/39	1,090	1,289
Pima County Swr. Sys. Rev. Series 2012 A:
5% 7/1/22	485	520
5% 7/1/23	1,070	1,146
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2017 A, 5% 1/1/33	4,955	6,350
Western Maricopa Ed. Ctr. District Series 2019 B:
5% 7/1/23	4,650	5,200
5% 7/1/24	1,410	1,642
5% 7/1/25	2,285	2,762
5% 7/1/27	3,000	3,851

TOTAL ARIZONA		278,196

Arkansas - 0.0%
Little Rock School District Series 2017, 3% 2/1/22	3,070	3,162
California - 4.5%
Alameda Corridor Trans. Auth. Rev. Series 2013 A, 5% 10/1/23	2,100	2,343
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series B, 2.85%, tender 4/1/25 (a)	7,020	7,636
Series C, 2.1%, tender 4/1/22 (a)	6,555	6,647
California Dept. of Wtr. Resources Series AI, 5% 12/1/25 (Pre-Refunded to 12/1/21 @ 100)	2,130	2,224
California Gen. Oblig.:
Series 2004:
5.25% 12/1/33	110	110
5.25% 4/1/34	30	30
5.5% 4/1/30	5	5
Series 2016:
5% 8/1/26	14,065	17,695
5% 8/1/29	6,970	8,660
5% 9/1/29	2,755	3,431
Series 2017, 5% 8/1/30	14,245	18,226
Series 2019:
5% 4/1/27	7,900	10,139
5% 4/1/30	18,800	25,881
Series 2020:
4% 3/1/23	3,535	3,824
4% 3/1/24	6,790	7,598
4% 3/1/26	3,300	3,929
4% 11/1/34	5,000	6,313
4% 11/1/35	1,000	1,258
4% 3/1/36	2,615	3,243
4% 11/1/36	9,885	12,380
5% 11/1/31	21,985	30,569
5% 11/1/31	3,500	4,867
5% 11/1/32	6,245	8,626
5% 11/1/32	10,000	13,812
California Health Facilities Fing. Auth. Rev.:
(St. Joseph Health Sys. Proj.) Series 2013 A, 5% 7/1/25	3,885	4,348
Series 2011 D, 5% 8/15/35 (Pre-Refunded to 8/15/21 @ 100)	2,915	3,002
Series 2020 A:
4% 4/1/35	1,170	1,408
4% 4/1/36	5,000	5,988
California Muni. Fin. Auth. Rev. (LINXS APM Proj.) Series 2018 A:
5% 6/30/28 (b)	1,925	2,403
5% 12/31/28 (b)	1,555	1,935
5% 6/30/29 (b)	1,940	2,400
5% 12/31/29 (b)	970	1,196
5% 6/30/31 (b)	3,010	3,678
5% 12/31/31 (b)	2,915	3,554
5% 12/31/43 (b)	5,895	6,963
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2017 A, 0.7%, tender 12/1/23 (a)(b)	10,845	10,970
California Muni. Fin. Auth. Solid Waste Rev. Bonds (Republic Svcs., Inc. Proj.) 0.23%, tender 1/4/21 (a)	8,300	8,300
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A, 5% 7/1/27 (c)	600	504
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (c)	495	416
California Pub. Works Board Lease Rev.:
(Various Cap. Projs.):
Series 2011 A:
5.25% 10/1/24	3,885	4,033
5.25% 10/1/25	3,885	4,033
Series 2012 A:
5% 4/1/22	2,040	2,162
5% 4/1/23	4,855	5,142
Series 2012 G:
5% 11/1/23	970	1,054
5% 11/1/24	970	1,054
(Various Judicial Council Projs.) Series 2011 D, 5% 12/1/21 (Escrowed to Maturity)	2,430	2,538
California Statewide Cmntys. Dev. Auth. Rev.:
Bonds Series 2009 C, 5%, tender 11/1/29 (a)	15,715	21,284
Series 2015, 5% 2/1/45	4,090	4,091
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2013 A, 5% 6/1/29	4,855	5,358
Series 2017 A1:
5% 6/1/25	3,885	4,618
5% 6/1/26	970	1,185
Series A, 0% 6/1/24 (AMBAC Insured)	5,840	5,743
Los Angeles Dept. Arpt. Rev.:
Series 2018 A, 5% 5/15/34 (b)	1,000	1,244
Series A, 5% 5/15/24 (b)	2,465	2,840
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2015 A, 5% 7/1/29	9,710	11,484
Los Angeles Unified School District Series 2020 C:
4% 7/1/36	3,810	4,709
5% 7/1/27	7,615	9,842
Modesto Irrigation District Elec. Rev. Series 2011 A:
5% 7/1/22	970	993
5% 7/1/23	3,690	3,778
Oakland Unified School District Alameda County Series 2015 A:
5% 8/1/26 (FSA Insured)	3,400	4,090
5% 8/1/28	970	1,149
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A, 5% 2/1/23	5,695	5,949
Port of Oakland Rev. Series 2012 P, 5% 5/1/22 (b)	4,855	5,136
Poway Unified School District Pub. Fing.:
5% 9/1/25	1,115	1,323
5% 9/1/28	1,550	1,812
5% 9/1/32	1,630	1,869
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,025	2,825
Sacramento County Arpt. Sys. Rev. Series 2018 C, 5% 7/1/39 (b)	3,280	3,989
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/23 (Pre-Refunded to 4/15/22 @ 100)	8,645	9,178
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2020 C, 5% 7/1/30 (b)	795	1,048
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2019 A, 5% 5/1/37 (b)	3,290	4,147
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/40	3,400	3,855
West Contra Costa Unified School District Series 2012, 5% 8/1/26	7,665	8,229

TOTAL CALIFORNIA		408,295

Colorado - 2.4%
Colorado Health Facilities Auth.:
(Parkview Med. Ctr., Inc. Proj.) Series 2016, 5% 9/1/46	6,310	7,290
Bonds Series 2019 B:
5%, tender 8/1/26 (a)	5,205	6,290
5%, tender 11/19/26 (a)	10,090	12,750
Series 2019 A1, 5% 8/1/36	4,000	5,060
Series 2019 A2, 5% 8/1/44	8,600	10,538
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) Series 1991 A, 0% 7/15/22 (Escrowed to Maturity)	12,460	12,403
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (a)	7,365	7,623
Colorado Hsg. & Fin. Auth. Series 2019 H, 4.25% 11/1/49	2,175	2,451
Colorado Reg'l. Trans. District (Denver Transit Partners Eagle P3 Proj.) Series 2020:
4% 7/15/33	580	721
4% 7/15/35	1,900	2,294
4% 7/15/38	700	836
4% 7/15/39	1,800	2,287
5% 1/15/30	500	655
5% 7/15/30	350	462
5% 1/15/31	500	665
5% 7/15/31	500	662
5% 1/15/32	700	926
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2020:
5% 6/1/30	3,000	3,963
5% 6/1/31	1,580	2,070
Colorado Springs Utils. Rev.:
Series 2020:
4% 11/15/36	525	661
4% 11/15/37	670	841
5% 11/15/33	400	550
5% 11/15/33	700	963
5% 11/15/34	685	941
5% 11/15/36	440	599
5% 11/15/37	635	862
5% 11/15/38	885	1,195
Seriess 2020, 5% 11/15/35	460	628
Colorado Univ. Co. Hosp. Auth. Rev. Bonds:
Series 2017C-2, 5%, tender 3/1/22 (a)	7,085	7,294
Series 2019 C, 5%, tender 11/15/24 (a)	36,390	41,915
Denver City & County Arpt. Rev.:
Series 2017 A:
5% 11/15/24 (b)	2,230	2,598
5% 11/15/27 (b)	1,025	1,294
5% 11/15/28 (b)	5,890	7,369
5% 11/15/29 (b)	4,855	6,030
5% 11/15/30 (b)	3,885	4,804
Series 2018 A:
5% 12/1/30 (b)	7,475	9,892
5% 12/1/31 (b)	15,915	19,967
E-470 Pub. Hwy. Auth. Rev.:
Series 2010 A:
0% 9/1/35	1,940	1,456
0% 9/1/37	2,915	2,061
0% 9/1/38	3,650	2,503
Series 2020 A:
5% 9/1/28	2,000	2,614
5% 9/1/34	1,135	1,509
Univ. of Colorado Enterprise Sys. Rev. Bonds Series 2019 C, 2%, tender 10/15/24 (a)	23,355	24,755

TOTAL COLORADO		223,247

Connecticut - 1.7%
Connecticut Gen. Oblig.:
Series 2012 E, 5% 9/15/23	2,915	3,147
Series 2016 A, 5% 3/15/26	2,940	3,619
Series 2016 E:
5% 10/15/26	3,445	4,314
5% 10/15/29	4,975	6,117
Series 2018 E:
5% 9/15/27	4,050	5,200
5% 9/15/28	4,000	5,247
5% 9/15/29	4,000	5,208
5% 9/15/30	4,000	5,180
Series 2018 F, 5% 9/15/27	1,000	1,284
Series 2019 A:
5% 4/15/30	2,320	3,047
5% 4/15/34	2,635	3,402
5% 4/15/35	915	1,179
Series 2020 B, 5% 1/15/26	975	1,194
Series A:
3% 1/15/22 (d)	1,475	1,517
3% 1/15/23 (d)	1,625	1,714
3% 1/15/24 (d)	1,300	1,404
4% 1/15/24 (d)	880	977
Series B, 5% 1/15/25	2,000	2,365
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
Series 2010 A4, 2%, tender 2/8/22 (a)	11,195	11,420
Series 2014 A, 1.1%, tender 2/7/23 (a)	5,250	5,334
Series 2014 B, 1.8%, tender 7/1/24 (a)	7,890	8,225
Series 2020 B, 5%, tender 1/1/27 (a)	2,555	3,200
Series 2018 S:
5% 7/1/26	2,200	2,691
5% 7/1/29	970	1,226
Series 2019 A, 5% 7/1/34 (c)	6,000	6,552
Series 2019 Q-1:
5% 11/1/22	1,630	1,763
5% 11/1/24	1,760	2,057
5% 11/1/25	1,205	1,458
5% 11/1/27	3,115	3,958
5% 11/1/28	1,780	2,304
Series 2020 A:
4% 7/1/36	1,750	2,066
4% 7/1/38	1,580	1,854
5% 7/1/29	1,000	1,333
5% 7/1/30	1,830	2,395
5% 7/1/31	2,975	3,875
5% 7/1/33	4,925	6,346
5% 7/1/34	2,050	2,634
5% 7/1/35	3,200	4,102
Series 2020 K, 4% 7/1/45	350	400
Series N:
4% 7/1/39	4,400	4,652
4% 7/1/49	3,025	3,125
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Series A:
5% 5/1/23	675	748
5% 5/1/29	3,675	4,893
New Britain Gen. Oblig. Series 2009, 5% 4/1/24 (Escrowed to Maturity)	2,035	2,195
Stratford Gen. Oblig. Series 2019, 5% 1/1/29	2,490	3,074
Univ. of Connecticut Gen. Oblig. Series 2019 A:
5% 11/1/27	1,720	2,209
5% 11/1/27	2,050	2,633
5% 11/1/28	1,260	1,652

TOTAL CONNECTICUT		156,489

Delaware - 0.2%
Delaware Econ. Dev. Auth. Rev. Bonds (Delmarva Pwr. & Lt. Co. Proj.) Series A, 1.05%, tender 7/1/25 (a)	4,110	4,208
Delaware Gen. Oblig.:
Series 2019, 5% 2/1/30	2,790	3,749
Series 2020 A, 5% 1/1/31	3,700	5,090
Delaware Trans. Auth. Trans. Sys. Rev. Series 2020, 5% 7/1/32	2,150	2,950

TOTAL DELAWARE		15,997

Delaware, New Jersey - 0.1%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/22	2,915	3,052
5% 1/1/24	1,235	1,395
5% 1/1/25	2,670	3,006

TOTAL DELAWARE, NEW JERSEY		7,453

District Of Columbia - 1.0%
District of Columbia Income Tax Rev.:
Series 2011 A:
5% 12/1/36	2,590	2,693
5% 12/1/36 (Pre-Refunded to 12/1/21 @ 100)	1,490	1,555
Series 2020 A:
5% 3/1/22	1,200	1,267
5% 3/1/24	1,570	1,806
Series 2020 B:
5% 10/1/22	1,880	2,038
5% 10/1/23	10,000	11,312
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. (Dulles Metrorail And Cap. Impt. Proj.) Series 2019 B:
4% 10/1/35	1,185	1,378
4% 10/1/36	1,760	2,040
4% 10/1/37	1,770	2,044
4% 10/1/38	735	847
5% 10/1/33	1,250	1,583
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2011 C:
5% 10/1/22 (b)	3,075	3,173
5% 10/1/23 (b)	3,270	3,381
5% 10/1/24 (b)	2,955	3,054
5% 10/1/25 (b)	3,985	4,116
Series 2017 A:
5% 10/1/31 (b)	2,335	2,902
5% 10/1/34 (b)	1,940	2,387
5% 10/1/36 (b)	1,820	2,229
Series 2018 A:
5% 10/1/28 (b)	3,885	5,041
5% 10/1/29 (b)	4,030	5,176
5% 10/1/30 (b)	3,165	4,033
5% 10/1/31 (b)	4,540	5,760
Series 2019 A:
5% 10/1/21 (b)	1,390	1,437
5% 10/1/22 (b)	795	855
5% 10/1/23 (b)	1,160	1,303
5% 10/1/24 (b)	2,000	2,332
5% 10/1/25 (b)	1,530	1,847
Washington D.C. Metropolitan Transit Auth. Rev. Series 2017 B, 5% 7/1/34	7,990	9,916

TOTAL DISTRICT OF COLUMBIA		87,505

Florida - 10.2%
Alachua County School Board Ctfs. Series 2020:
5% 7/1/22	1,350	1,446
5% 7/1/23	2,530	2,807
5% 7/1/27	4,285	5,367
5% 7/1/28	7,045	8,997
Brevard County School Board Ctfs. of Prtn.:
Series 2014:
5% 7/1/27	3,205	3,677
5% 7/1/30	7,240	8,277
Series 2015 C, 5% 7/1/24	2,915	3,363
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/23	3,010	3,232
Series 2015 A, 5% 10/1/34 (b)	2,000	2,317
Series 2017:
5% 10/1/23 (b)	1,000	1,119
5% 10/1/30 (b)	2,050	2,523
5% 10/1/31 (b)	3,100	3,794
5% 10/1/35 (b)	1,000	1,210
Series 2019 B:
5% 10/1/28 (b)	6,000	7,677
5% 10/1/29 (b)	5,000	6,505
Series A:
5% 10/1/29 (b)	4,090	4,805
5% 10/1/31 (b)	2,915	3,403
5% 10/1/32 (b)	3,885	4,518
Broward County Port Facilities Rev.:
Series 2019 A:
5% 9/1/30	1,230	1,587
5% 9/1/32	1,055	1,347
Series 2019 B, 4% 9/1/37 (b)	1,970	2,226
Broward County School Board Ctfs. of Prtn.:
(Broward County School District) Series 2012 A:
5% 7/1/25	1,450	1,547
5% 7/1/26	4,320	4,604
Series 2012 A:
5% 7/1/21	5,225	5,347
5% 7/1/22	4,855	5,199
5% 7/1/25 (Pre-Refunded to 7/1/22 @ 100)	4,020	4,304
Series 2015 A:
5% 7/1/26	11,170	13,306
5% 7/1/27	8,900	10,524
5% 7/1/28	3,885	4,581
Series 2015 B:
5% 7/1/25	2,100	2,519
5% 7/1/26	11,335	13,502
5% 7/1/27	7,670	9,069
5% 7/1/28	13,120	15,469
Series 2016, 5% 7/1/32	2,430	2,911
Series 2020 A, 5% 7/1/31	3,000	4,011
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A:
5% 10/1/31	2,000	2,337
5% 10/1/34	1,250	1,444
5% 10/1/35	500	576
Central Florida Expressway Auth. Sr. Lien Rev. Series 2019 B, 5% 7/1/35	5,000	6,423
Citizens Property Ins. Corp. Series 2012 A1:
5% 6/1/21	2,630	2,681
5% 6/1/22	2,100	2,241
Clay County Sales Surtax Rev. Series 2020:
5% 10/1/22	650	703
5% 10/1/23	810	914
5% 10/1/24	740	868
5% 10/1/25	1,115	1,358
5% 10/1/31	2,445	3,222
5% 10/1/34	5,390	6,985
5% 10/1/36	3,000	3,844
5% 10/1/37	6,135	7,839
Clearwater Wtr. and Swr. Rev. Series 2011:
5% 12/1/21	1,260	1,316
5% 12/1/23 (Pre-Refunded to 12/1/21 @ 100)	2,180	2,276
5% 12/1/24 (Pre-Refunded to 12/1/21 @ 100)	2,295	2,396
Duval County School Board Ctfs. of Prtn. Series 2015 B:
5% 7/1/27	4,260	5,064
5% 7/1/28	970	1,151
5% 7/1/30	6,440	7,631
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 4% 8/15/45	4,570	5,089
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2011 C, 5% 6/1/22	9,711	9,902
Series 2011 E, 5% 6/1/24	4,855	4,950
Florida Dept. of Mgmt. Svcs. Ctfs. of Prtn. Series 2018 A, 5% 11/1/29	6,245	8,383
Florida Higher Edl. Facilities Fing. Auth.:
(St. Leo Univ. Proj.) Series 2019:
5% 3/1/29	1,635	1,868
5% 3/1/30	1,715	1,944
5% 3/1/31	1,805	2,039
5% 3/1/32	1,890	2,125
Series 2019:
5% 10/1/28	1,060	1,236
5% 10/1/30	1,500	1,750
5% 10/1/31	1,750	2,032
5% 10/1/32	1,305	1,505
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/27	3,495	4,083
5% 10/1/28	5,000	5,816
5% 10/1/29	2,645	3,066
5% 10/1/30	2,405	2,779
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	1,775	2,183
5% 10/1/31	1,940	2,382
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	11,945	12,911
(Stanton II Proj.) Series 2012 A, 5% 10/1/22	2,750	2,971
Series 2015 B:
5% 10/1/24	970	1,137
5% 10/1/27	1,455	1,755
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Series 2017 A:
5% 10/1/28 (b)	3,380	4,225
5% 10/1/30 (b)	1,970	2,432
Halifax Hosp. Med. Ctr. Rev. Series 2015:
5% 6/1/28	1,245	1,447
5% 6/1/35	2,430	2,772
Hillsborough Co. Sldwst and Resource Receivables Series 2016 A:
5% 9/1/21 (b)	1,260	1,298
5% 9/1/22 (b)	1,600	1,719
5% 9/1/23 (b)	1,940	2,167
5% 9/1/24 (b)	2,135	2,472
5% 9/1/25 (b)	2,150	2,573
5% 9/1/26 (b)	2,200	2,705
Hillsborough County Port District Series 2018 B, 5% 6/1/38 (b)	3,285	3,891
Hillsborough County School Board Ctfs. of Prtn. Series 2020 A, 5% 7/1/29	6,955	9,265
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/24	2,595	2,973
5% 7/1/25	1,940	2,301
Jacksonville Elec. Auth. Elec. Sys. Rev.:
Series 2017 B, 5% 10/1/26	6,680	8,246
Series A:
4% 10/1/35	5,000	6,060
5% 10/1/30	5,055	6,699
5% 10/1/31	2,625	3,462
5% 10/1/32	4,385	5,747
Jacksonville Sales Tax Rev. Series 2012:
5% 10/1/22	3,885	4,184
5% 10/1/23	5,165	5,590
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/25 (FSA Insured)	970	1,114
5% 6/1/26 (FSA Insured)	1,750	2,004
5% 6/1/28 (FSA Insured)	485	555
Lee Memorial Health Sys. Hosp. Rev.:
Bonds Series 2019 A2, 5%, tender 4/1/26 (a)	11,585	13,679
Series 2019 A1:
5% 4/1/33	1,450	1,871
5% 4/1/34	3,250	4,180
5% 4/1/35	6,325	8,109
5% 4/1/37	2,190	2,787
5% 4/1/39	1,500	1,890
Manatee County School District Series 2017, 5% 10/1/25 (FSA Insured)	1,940	2,314
Miami-Dade County Aviation Rev.:
Series 2010 B, 5% 10/1/35 (FSA Insured)	9,930	9,930
Series 2010, 5% 10/1/22	2,970	2,970
Series 2012 A:
5% 10/1/22 (b)	2,915	3,139
5% 10/1/24 (b)	9,710	10,448
5% 10/1/24	2,100	2,265
Series 2014 A:
5% 10/1/27 (b)	1,770	2,038
5% 10/1/29 (b)	2,725	3,121
5% 10/1/33 (b)	5,440	6,168
5% 10/1/37	7,185	8,161
Series 2015 A:
5% 10/1/21 (b)	2,710	2,799
5% 10/1/35 (b)	2,430	2,749
Series 2016 A:
5% 10/1/30	2,430	2,953
5% 10/1/31	970	1,175
Series 2017 B, 5% 10/1/40 (b)	2,400	2,861
Series 2020 A:
4% 10/1/36	2,000	2,406
4% 10/1/38	2,250	2,690
5% 10/1/32	2,150	2,849
5% 10/1/33	3,325	4,382
Miami-Dade County Cap. Asset Acquisition:
Series 2012 A, 5% 10/1/25 (Pre-Refunded to 10/1/22 @ 100)	2,185	2,369
Series 2016:
5% 10/1/28	5,385	6,632
5% 10/1/29	3,985	4,880
5% 10/1/30	7,215	8,817
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	7,965	7,985
Series 2014 A, 5% 7/1/44	2,815	3,130
Series 2016 A:
5% 7/1/32	3,865	4,608
5% 7/1/33	3,205	3,812
Series A:
5% 7/1/31	1,455	1,740
5% 7/1/34	970	1,151
Miami-Dade County Gen. Oblig.:
(Parks Prog.) Series 2015 A, 5% 11/1/23	3,955	4,483
Series 2016 A:
5% 7/1/29	10,905	14,675
5% 7/1/31	11,690	16,057
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D:
5% 11/1/24	11,340	13,299
5% 11/1/25	11,880	13,873
5% 11/1/26	7,720	9,015
Series 2015 A, 5% 5/1/27 (FSA Insured)	4,100	4,852
Series 2015 B, 5% 5/1/28	13,295	15,653
Series 2015 D:
5% 2/1/29	3,935	4,751
5% 2/1/30	6,310	7,598
Series 2016 A:
5% 8/1/27	7,340	9,038
5% 5/1/31	19,200	23,209
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/21	1,240	1,269
5% 7/1/42 (Pre-Refunded to 7/1/22 @ 100)	1,625	1,742
Orange County Health Facilities Auth.:
Series 2012 A, 5% 10/1/42 (Pre-Refunded to 4/1/22 @ 100)	12,285	13,006
Series 2012 B, 5% 10/1/42 (Pre-Refunded to 4/1/22 @ 100)	5,050	5,347
Series 2016 A, 5% 10/1/39	3,100	3,698
Orange County School Board Ctfs. of Prtn.:
Series 2012 B, 5% 8/1/26 (Pre-Refunded to 8/1/22 @ 100)	3,885	4,181
Series 2015 C, 5% 8/1/29	6,800	8,110
Orlando Utils. Commission Util. Sys. Rev. Series 2012 A:
5% 10/1/23	1,650	1,866
5% 10/1/25	875	1,069
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/23 (Escrowed to Maturity)	330	375
5% 12/1/24 (Escrowed to Maturity)	660	780
Palm Beach County Health Facilities Auth. Rev. Series 2015 C, 5% 5/15/25	1,805	2,012
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B, 5% 8/1/25	3,110	3,754
Series 2015 B:
5% 8/1/25	1,580	1,907
5% 8/1/27	8,045	9,695
5% 8/1/28	5,325	6,404
Series 2015 D:
5% 8/1/26	23,370	28,259
5% 8/1/27	10,595	12,769
5% 8/1/28	3,620	4,354
Series 2017 A, 5% 8/1/26	21,905	27,407
Series 2018 A:
5% 8/1/22	1,865	2,005
5% 8/1/23	1,115	1,246
5% 8/1/24	1,270	1,477
5% 8/1/25	4,550	5,493
5% 8/1/26	1,880	2,352
5% 8/1/26	10,160	12,285
Palm Beach County Solid Waste Auth. Rev. Series 2011, 5% 10/1/24	8,350	8,643
Pasco County School Board Ctfs. of Prtn. Series 2020 C:
5% 8/1/33 (FSA Insured)	3,000	3,972
5% 8/1/34 (FSA Insured)	2,250	2,971
Pinellas County Idr (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Proj.) Series 2019:
5% 7/1/29	500	569
5% 7/1/39	1,000	1,180
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A:
5% 7/1/25	1,940	2,148
5% 7/1/27	4,130	4,565
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/23	1,940	2,163
5% 7/1/24	1,700	1,971
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015, 5% 10/1/30	3,885	4,677
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/24	2,460	2,853
5% 8/15/25	3,980	4,783
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/21	1,095	1,133
Series 2015 A, 5% 12/1/40	1,750	1,952
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev.:
Series 2001 A, 6% 10/1/29	2,430	3,490
Series 2005, 5.5% 10/1/22 (FGIC Insured)	2,335	2,550
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/28	1,845	1,965
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
4% 10/15/35	400	468
4% 10/15/36	375	437
4% 10/15/38	750	869
4% 10/15/39	1,000	1,157
5% 10/15/44	1,365	1,686
5% 10/15/49	2,560	3,136
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A, 5% 8/1/32 (Build America Mutual Assurance Insured)	4,855	5,830
Series 2019:
5% 8/1/22	3,250	3,493
5% 8/1/23	3,450	3,830
5% 8/1/24	1,800	2,074

TOTAL FLORIDA		933,154

Georgia - 2.8%
Atlanta Arpt. Rev. Series 2020 A:
5% 7/1/26	4,290	5,333
5% 7/1/27	9,365	11,946
Atlanta Wtr. & Wastewtr. Rev. Series 2015:
5% 11/1/27	970	1,160
5% 11/1/29	2,430	2,903
Brookhaven Dev. Auth. Rev. Series 2019 A:
5% 7/1/24	1,750	2,037
5% 7/1/27	1,500	1,928
5% 7/1/38	2,000	2,569
5% 7/1/39	1,250	1,602
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 2008, 2.925%, tender 3/12/24 (a)	5,000	5,328
Series 2012, 1.7%, tender 8/22/24 (a)	9,660	9,961
Series 2013 1st, 2.925%, tender 3/12/24 (a)	7,770	8,280
Colquitt County Dev. Auth. Rev. Series C, 0% 12/1/21 (Escrowed to Maturity)	6,810	6,797
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.):
Series 2019 A, 5%, tender 7/1/26 (a)	12,665	15,318
Series 2019 B, 5%, tender 7/1/29 (a)	10,100	12,917
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/25	1,435	1,487
DeKalb Private Hosp. Auth. Rev. Series 2019 B:
5% 7/1/24	1,000	1,164
5% 7/1/26	1,000	1,250
5% 7/1/28	2,000	2,635
Fulton County Dev. Auth. Rev.:
Series 2019 C:
5% 7/1/27	3,035	3,900
5% 7/1/36	1,300	1,679
5% 7/1/37	1,600	2,060
5% 7/1/39	1,250	1,602
Series 2019, 5% 6/15/44	2,365	2,962
Georgia Gen. Oblig. Series 2020 A:
4% 8/1/34	8,545	10,935
4% 8/1/35	15,000	19,110
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2011 A, 5% 1/1/21	12,960	12,960
Series 2019 A:
5% 1/1/27	990	1,233
5% 1/1/28	520	661
5% 1/1/29	1,140	1,479
5% 1/1/31	700	897
5% 1/1/32	515	657
5% 1/1/33	1,200	1,523
Series 2020 A:
4% 1/1/34	1,870	2,261
5% 11/1/27	600	768
5% 11/1/28	820	1,072
5% 11/1/29	935	1,243
5% 1/1/31	1,000	1,333
5% 1/1/31	1,250	1,666
5% 1/1/32	1,150	1,525
5% 1/1/32	1,000	1,326
5% 1/1/33	1,000	1,313
5% 1/1/35	1,000	1,309
Series GG:
5% 1/1/24	3,520	3,839
5% 1/1/25	1,215	1,323
5% 1/1/26	4,855	5,289
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U, 5% 10/1/24	1,360	1,590
Series Q, 5% 10/1/22	1,940	2,099
Series S:
5% 10/1/22	1,240	1,342
5% 10/1/24	2,355	2,543
Main Street Natural Gas, Inc. Bonds:
Series 2018 C, 4%, tender 12/1/23 (a)	28,250	30,983
Series 2019 B, 4%, tender 12/2/24 (a)	26,260	29,770
Private Colleges & Univs. Auth. Rev. Series 2020 B, 5% 9/1/34	3,500	4,736

TOTAL GEORGIA		253,603

Hawaii - 0.8%
Hawaii Arpts. Sys. Rev. Series 2020 A:
4% 7/1/36 (b)	925	1,088
4% 7/1/37 (b)	1,385	1,624
4% 7/1/38 (b)	1,400	1,637
4% 7/1/39 (b)	1,500	1,749
4% 7/1/40 (b)	535	622
Hawaii Gen. Oblig.:
Series 2019 FW:
5% 1/1/31	1,250	1,656
5% 1/1/35	5,000	6,503
Series 2019, 5% 1/1/30	5,140	6,839
Series 2020 A:
4% 7/1/33 (b)	1,000	1,199
4% 7/1/35 (b)	280	334
Honolulu City & County Gen. Oblig.:
Series 2017 D:
5% 9/1/22	3,885	4,194
5% 9/1/26	3,110	3,915
Series 2019 A:
5% 9/1/27	2,000	2,589
5% 9/1/30	6,500	8,538
Series 2019 D, 5% 8/1/26	4,500	5,650
Series 2020 F:
5% 7/1/33	1,955	2,657
5% 7/1/34	860	1,165
Series C:
4% 7/1/34	850	1,058
4% 7/1/37	750	925
4% 7/1/39	1,200	1,471
4% 7/1/40	1,250	1,529
4% 7/1/41	1,000	1,217
Univ. Hawaii Rev.:
Series 2020 B:
5% 10/1/29	4,695	6,231
5% 10/1/30	4,280	5,780
Series 2020 D, 5% 10/1/29	1,025	1,361

TOTAL HAWAII		71,531

Idaho - 0.2%
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee Proj.) Series 2017 A:
5% 7/15/21	2,955	3,025
5% 7/15/22	3,285	3,507
5% 7/15/23	1,575	1,750
5% 7/15/24	1,260	1,454
5% 7/15/25	1,260	1,507
5% 7/15/27	3,140	3,982
Series 2019 A, 4% 1/1/50	1,065	1,191

TOTAL IDAHO		16,416

Illinois - 12.3%
Champaign County Cmnty. Unit Series 2020 A:
0% 1/1/26	800	770
0% 1/1/28	575	533
Chicago Board of Ed.:
Series 1999 A, 5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,455	1,512
Series 2011 A:
5% 12/1/41	2,075	2,101
5.5% 12/1/39	5,730	5,832
Series 2012 A, 5% 12/1/42	1,880	1,927
Series 2015 C, 5.25% 12/1/39	1,455	1,573
Series 2016 B, 6.5% 12/1/46	700	835
Series 2017 A, 7% 12/1/46 (c)	2,400	3,031
Series 2017 C:
5% 12/1/25	2,025	2,280
5% 12/1/26	905	1,035
Series 2017 D, 5% 12/1/27	2,500	2,893
Series 2017 H, 5% 12/1/36	1,965	2,216
Series 2018 A:
5% 12/1/24	560	617
5% 12/1/27	6,280	7,267
5% 12/1/33	700	807
5% 12/1/34	1,400	1,611
Series 2018 C:
5% 12/1/24	725	799
5% 12/1/25	15,335	17,265
5% 12/1/26	4,625	5,289
5% 12/1/46	5,795	6,527
Series 2019 A:
5% 12/1/24	2,300	2,535
5% 12/1/28	6,520	7,617
5% 12/1/28	510	596
5% 12/1/29	930	1,096
5% 12/1/30	900	1,058
5% 12/1/32	1,250	1,459
Series 2019, 5% 12/1/29	10,500	12,373
Chicago Midway Arpt. Rev.:
Series 2014 A:
5% 1/1/30 (b)	2,980	3,290
5% 1/1/32 (b)	6,310	6,941
Series 2014 B:
5% 1/1/22	970	1,014
5% 1/1/24	3,235	3,645
Series 2016 A:
5% 1/1/29 (b)	2,155	2,518
5% 1/1/30 (b)	3,290	3,827
5% 1/1/31 (b)	3,850	4,466
Series 2016 B, 5% 1/1/41	3,390	3,914
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 A, 5% 1/1/22	1,700	1,779
Series 2012 B, 5% 1/1/22 (b)	6,800	7,097
Series 2015 A, 5% 1/1/24 (b)	1,045	1,176
Series 2015 B, 5% 1/1/32	5,235	6,043
Series 2015 C, 5% 1/1/24 (b)	1,245	1,401
Series 2016 C:
5% 1/1/22	2,155	2,255
5% 1/1/23	2,095	2,287
5% 1/1/24	1,455	1,652
5% 1/1/25	2,285	2,693
5% 1/1/26	1,940	2,363
5% 1/1/33	2,305	2,726
5% 1/1/34	2,670	3,151
Series 2016 D, 5% 1/1/52	6,740	7,916
Series 2017 D:
5% 1/1/27 (b)	2,415	2,966
5% 1/1/28 (b)	460	561
5% 1/1/31 (b)	2,850	3,426
5% 1/1/33 (b)	1,455	1,735
Series 2018 A:
5% 1/1/48 (b)	3,585	4,282
5% 1/1/53 (b)	6,110	7,261
Series 2018 B, 5% 1/1/53	2,155	2,612
Series 2020 A:
4% 1/1/35	22,440	26,590
4% 1/1/36	3,715	4,387
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018, 5% 7/1/38 (b)	2,470	2,911
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/22	1,685	1,787
5% 6/1/23	1,520	1,673
Chicago Wastewtr. Transmission Rev. Series 2012, 5% 1/1/23	1,260	1,314
Chicago Wtr. Rev. Series 2017, 5.25% 11/1/33 (FSA Insured)	990	993
Cook County Forest Preservation District:
Series 2012 B:
5% 12/15/23	970	1,031
5% 12/15/24	1,310	1,396
Series 2012 C, 5% 12/15/25	2,060	2,192
Cook County Gen. Oblig.:
Series 2010 A, 5.25% 11/15/24	17,405	17,460
Series 2010 G, 5% 11/15/25	2,855	2,863
Series 2011 A, 5.25% 11/15/24	1,455	1,510
Series 2012 C:
5% 11/15/22	2,000	2,151
5% 11/15/23	4,835	5,193
5% 11/15/24	18,115	19,452
5% 11/15/25 (FSA Insured)	505	545
Cook, Kane Lake & McHenry Countys Cmnty. College District #512 Series 2017 B, 5% 12/1/24	5,140	6,053
Grundy & Will Counties Cmnty. School Gen. Obligan Series 2018, 5% 2/1/29	1,190	1,453
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. Series 1991 A, 0% 7/15/23 (Escrowed to Maturity)	28,065	27,783
Illinois Fin. Auth. Series 2020 A:
5% 8/15/30	2,170	2,958
5% 8/15/31	1,060	1,433
5% 8/15/32	1,500	2,017
5% 8/15/33	1,250	1,668
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/22	1,340	1,405
5% 8/1/24	1,480	1,647
(Centegra Health Sys. Proj.) Series 2014 A, 5% 9/1/34	585	664
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A:
5% 7/15/25	1,385	1,669
5% 7/15/26	1,940	2,416
5% 7/15/28	2,040	2,625
(OSF Healthcare Sys.) Series 2018 A:
5% 5/15/29	9,870	12,616
5% 5/15/30	9,845	12,511
5% 5/15/31	21,400	27,082
(Presence Health Proj.) Series 2016 C:
5% 2/15/26	2,590	3,187
5% 2/15/29	10,570	13,267
5% 2/15/36	2,200	2,699
(Presence Health) Series 2016 C, 5% 2/15/28	6,800	8,582
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/49	845	960
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	1,980	2,312
(Silver Cross Health Sys. Proj.) Series 2015 C, 5% 8/15/27	875	1,029
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	1,885	1,892
Series 2017 B, 5%, tender 12/15/22 (a)	16,420	17,859
Series E, 2.25%, tender 4/29/22 (a)	1,820	1,867
Series 2011 IL, 5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	2,030	2,118
Series 2012 A, 5% 5/15/23 (Pre-Refunded to 5/15/22 @ 100)	1,435	1,529
Series 2012:
5% 9/1/32	7,865	8,381
5% 9/1/38	10,595	11,302
5% 11/15/43 (Pre-Refunded to 11/15/22 @ 100)	3,170	3,446
Series 2013:
5% 11/15/26	2,600	2,812
5% 11/15/29	780	839
5% 5/15/43 (Pre-Refunded to 5/15/22 @ 100)	7,665	8,116
Series 2015 A:
5% 11/15/21	410	426
5% 5/15/25	760	847
5% 11/15/27	1,015	1,209
5% 11/15/28	1,215	1,441
5% 11/15/29	1,830	2,160
5% 11/15/32	3,375	3,947
5% 11/15/35	1,500	1,745
Series 2015 B, 5% 11/15/26	2,940	3,477
Series 2015 C:
5% 8/15/35	5,925	6,765
5% 8/15/44	28,260	31,653
Series 2016 A:
5% 2/15/24	1,455	1,647
5% 2/15/25	995	1,167
5% 2/15/26	1,455	1,764
5% 7/1/30	2,545	3,036
5% 8/15/33 (Pre-Refunded to 8/15/26 @ 100)	3,205	4,020
5% 7/1/34	1,650	1,945
5% 7/1/36	5,715	6,711
5% 2/15/45	1,600	1,891
Series 2016 C:
3.75% 2/15/34	1,250	1,421
4% 2/15/36	5,330	6,150
5% 2/15/22	1,250	1,311
5% 2/15/24	565	646
5% 2/15/31	1,650	2,053
5% 2/15/32	12,195	15,121
5% 2/15/33	4,855	5,993
5% 2/15/41	6,865	8,322
Series 2016:
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	35	42
5% 5/15/28	2,380	2,866
5% 5/15/29	1,330	1,594
5% 12/1/29	1,755	2,083
5% 12/1/40	4,765	5,505
5% 12/1/46	3,250	3,710
Series 2017 A:
5% 1/1/34	2,485	2,957
5% 8/1/47	750	853
Series 2017:
5% 7/1/29	5,030	6,363
5% 1/1/30	4,855	6,122
5% 7/1/31	8,630	10,868
Series 2018 A, 5% 1/1/44	19,010	22,592
Series 2019:
5% 9/1/29	650	811
5% 9/1/31	500	616
5% 9/1/32	1,000	1,223
5% 9/1/34	1,100	1,335
Illinois Gen. Oblig.:
Series 2006, 5.5% 1/1/28	1,410	1,701
Series 2010, 5% 1/1/21 (FSA Insured)	11,655	11,655
Series 2012 A:
4% 1/1/23	2,130	2,184
5% 1/1/33	3,495	3,579
Series 2012:
5% 3/1/21	2,670	2,687
5% 8/1/21	1,555	1,590
5% 3/1/22	4,855	5,074
5% 8/1/22	6,410	6,783
5% 8/1/23	3,310	3,594
Series 2013, 5.5% 7/1/38	3,885	4,133
Series 2014:
5% 4/1/23	7,400	7,965
5% 2/1/26	2,195	2,389
5% 2/1/27	2,590	2,807
5% 4/1/28	2,070	2,244
5% 5/1/28	910	988
5% 5/1/32	2,430	2,612
5% 5/1/33	6,410	6,873
5.25% 2/1/31	10,195	11,011
Series 2016:
5% 1/1/22	7,480	7,769
5% 2/1/23	1,530	1,640
5% 6/1/25	7,620	8,609
5% 6/1/26	1,035	1,189
5% 2/1/27	8,355	9,692
5% 2/1/28	5,965	6,872
5% 2/1/29	5,605	6,422
Series 2017 D:
5% 11/1/23	9,670	10,437
5% 11/1/25	13,645	15,238
5% 11/1/26	13,050	14,754
Series 2019 B:
5% 9/1/21	5,580	5,725
5% 9/1/22	5,475	5,807
5% 9/1/23	5,580	6,070
5% 9/1/24	5,580	6,218
Series 2020 B, 5% 10/1/30	11,425	13,831
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2019, 2.9% 7/1/35	8,921	9,768
Illinois Hsg. Dev. Auth. Rev. Series 2019 C, 5% 4/1/28	1,200	1,524
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/22	4,900	5,140
5% 2/1/28	9,710	11,489
5% 2/1/31	3,465	4,076
Illinois Reg'l. Trans. Auth. Series 2017 A, 5% 7/1/21	2,380	2,436
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 D, 5% 1/1/24	5,890	6,694
Series 2016 A, 5% 12/1/31	1,735	2,080
Series A:
5% 1/1/39	2,100	2,752
5% 1/1/41	4,580	5,972
5% 1/1/45	18,000	23,169
Joliet School District #86 Gen. Oblig. Series 2002, 0% 11/1/21 (FSA Insured)	6,670	6,642
Kane, Cook & DuPage Counties School District #46 Elgin Series 2003 B, 0% 1/1/22 (Escrowed to Maturity)	4,040	4,028
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
Series 2015, 5% 1/1/26	8,660	10,212
Series 2017, 5% 1/1/29	1,790	2,279
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	7,810	7,587
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	7,205	7,007
0% 1/15/25	7,510	7,220
0% 1/15/26	5,645	5,355
McHenry County Conservation District Gen. Oblig. Series 2014:
5% 2/1/24	2,235	2,551
5% 2/1/27	5,825	6,898
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,595	3,487
Series 2010 B1:
0% 6/15/44 (FSA Insured)	37,695	18,508
0% 6/15/46 (FSA Insured)	2,160	972
0% 6/15/47 (FSA Insured)	3,985	1,722
Series 2002 A, 0% 6/15/31	1,755	1,399
Series 2002:
0% 12/15/23	4,015	3,864
0% 12/15/23 (Escrowed to Maturity)	100	98
Series 2020 A, 5% 6/15/50	38,595	44,604
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/23	10,460	11,574
5% 6/1/24	13,685	15,705
Univ. of Illinois Rev. Series 2013:
6% 10/1/42	3,785	4,161
6.25% 10/1/38	3,785	4,202
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (FSA Insured)	5,600	5,293

TOTAL ILLINOIS		1,117,114

Indiana - 1.9%
Indiana Fin. Auth. Envir. Facilities Rev. Bonds (Indianapolis Pwr. & Lt. Co. Proj.):
Series 2020 A, 0.75%, tender 4/1/26 (a)	1,550	1,557
Series 2020 B, 0.95%, tender 4/1/26 (a)	2,750	2,759
Indiana Fin. Auth. Health Sys. Rev. Bonds Series 2019 B, 2.25%, tender 7/1/25 (a)	5,045	5,403
Indiana Fin. Auth. Hosp. Rev.:
Bonds Series 2015 B, 1.65%, tender 7/2/22 (a)	8,410	8,521
Series 2013, 5% 8/15/25	3,020	3,361
Indiana Fin. Auth. Rev.:
(Cmnty. Foundation of Northwest Indiana Obligated Group) Series 2016, 5% 9/1/25	970	1,162
Series 2012:
5% 3/1/22 (Escrowed to Maturity)	970	1,024
5% 3/1/23 (Pre-Refunded to 3/1/22 @ 100)	1,455	1,536
5% 3/1/30 (Pre-Refunded to 3/1/22 @ 100)	1,020	1,076
5% 3/1/41 (Pre-Refunded to 3/1/22 @ 100)	5,155	5,440
Series 2015, 5% 3/1/36	8,060	9,224
Series 2016:
5% 9/1/26	970	1,198
5% 9/1/29	485	589
5% 9/1/36	2,090	2,487
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A, 5% 10/1/25	2,100	2,269
Series 2015 A:
5% 10/1/26	2,405	2,825
5% 10/1/28	1,145	1,338
Series 2011 A, 5.25% 10/1/24	3,910	4,052
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001 A2:
2%, tender 2/1/23 (a)	8,885	9,204
2%, tender 2/1/23 (a)	45	46
Indiana Hsg. & Cmnty. Dev. Auth. (Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (c)	3,640	3,733
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2012 A:
5% 1/1/24	690	739
5% 1/1/24 (Pre-Refunded to 7/1/22 @ 100)	280	300
5% 1/1/25	695	744
5% 1/1/25 (Pre-Refunded to 7/1/22 @ 100)	275	295
5% 1/1/26	1,895	2,028
5% 1/1/26 (Pre-Refunded to 7/1/22 @ 100)	770	826
Indianapolis Local Pub. Impt. (Indianapolis Arpt. Auth. Proj.) Series 2019 D, 5% 1/1/25 (b)	4,710	5,491
Indianapolis Thermal Energy Sys.:
Series 2010 B, 5% 10/1/21	5,340	5,526
Series 2016 A:
5% 10/1/24	10,585	12,318
5% 10/1/25	11,400	13,750
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/22	1,415	1,468
5% 7/15/22	970	1,039
5% 7/15/23	1,295	1,417
5% 7/15/23 (Pre-Refunded to 1/15/23 @ 100)	1,325	1,452
5% 7/15/24 (Pre-Refunded to 1/15/23 @ 100)	4,065	4,459
5% 7/15/25 (Pre-Refunded to 1/15/23 @ 100)	4,205	4,612
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.) Series 2020:
5% 4/1/29	1,185	1,505
5% 4/1/30	2,220	2,834
5% 4/1/33	1,445	1,816
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.):
Series 2015, 5%, tender 11/1/22 (a)(b)	32,790	35,563
Series 2019 A, 5%, tender 6/5/26 (a)(b)	5,970	7,286

TOTAL INDIANA		174,272

Iowa - 0.0%
Iowa Fin. Auth. Rev. Series A:
5% 5/15/43	1,410	1,522
5% 5/15/48	1,640	1,762

TOTAL IOWA		3,284

Kansas - 0.1%
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A:
5% 9/1/23 (Pre-Refunded to 9/1/22 @ 100)	995	1,074
5% 9/1/24 (Pre-Refunded to 9/1/22 @ 100)	4,285	4,625
Series 2012 B, 5% 9/1/24 (Pre-Refunded to 9/1/22 @ 100)	1,455	1,570
Series 2016 A:
5% 9/1/30	970	1,154
5% 9/1/32	1,115	1,319

TOTAL KANSAS		9,742

Kentucky - 3.2%
Ashland Med. Ctr. Rev. Series 2019:
4% 2/1/33	1,160	1,270
5% 2/1/28	880	1,053
5% 2/1/29	530	642
5% 2/1/31	460	557
Carroll County Envir. Facilities Rev. Bonds (Kentucky Utils. Co. Proj.):
Series 2004 A, 1.75%, tender 9/1/26 (a)(b)	7,955	8,114
Series 2008 A, 1.2%, tender 6/1/21 (a)(b)	20,715	20,757
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/25	800	938
5% 1/1/26	585	709
5% 1/1/29	1,555	1,850
5% 1/1/30	1,625	1,923
Kentucky Bond Dev. Corp. (Lexington Ctr. Corp. Proj.) Series 2018 A:
5% 9/1/26	1,745	2,128
5% 9/1/28	1,880	2,386
5% 9/1/30	520	649
Kentucky Econ. Dev. Fin. Auth. Series 2019 A1, 5% 8/1/32	1,105	1,416
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/25	1,725	1,940
5% 6/1/26	1,815	2,041
5% 6/1/27	1,910	2,138
5% 6/1/28	2,005	2,235
5% 6/1/29	2,105	2,337
5% 6/1/30	2,215	2,451
Kentucky State Property & Buildings Commission Rev.:
(#106 Proj.) Series 2013 A, 5% 10/1/27	3,755	4,179
(Kentucky St Proj.) Series D, 5% 5/1/21	1,850	1,878
(Kentucky St Proj.):
Series D, 5% 5/1/26	1,180	1,439
Series D:
5% 5/1/27	970	1,211
5% 5/1/28	970	1,203
(Proj. No. 112) Series 2016 B, 5% 11/1/27	16,420	20,176
(Proj. No. 119) Series 2018:
5% 5/1/28	4,855	6,190
5% 5/1/29	565	715
5% 5/1/31	1,425	1,810
Series 2015, 5% 8/1/28	1,035	1,221
Series 2016 A:
5% 2/1/29	5,555	6,624
5% 2/1/30	5,670	6,728
5% 2/1/32	2,230	2,629
5% 2/1/33	2,770	3,254
Series 2016 B, 5% 11/1/26	4,825	5,963
Series 2017, 5% 4/1/27	4,625	5,761
Series A:
5% 11/1/31	2,000	2,529
5% 11/1/32	3,000	3,772
5% 11/1/33	1,500	1,879
Series C, 5% 11/1/21	6,520	6,770
Kentucky, Inc. Pub. Energy Bonds:
Series A, 4%, tender 6/1/26 (a)	41,220	47,976
Series C1, 4%, tender 6/1/25 (a)	28,000	31,898
Louisville & Jefferson County:
Bonds:
Series 2020 B, 5%, tender 10/1/23 (a)	7,565	8,477
Series 2020 C, 5%, tender 10/1/26 (a)	2,595	3,209
Series 2020 D, 5%, tender 10/1/29 (a)	3,700	4,868
Series 2013 A:
5.5% 10/1/33	2,430	2,706
5.75% 10/1/38	6,245	6,960
Series 2016 A:
5% 10/1/29	17,585	21,457
5% 10/1/32	3,230	3,898
Series 2020 A, 5% 10/1/37	4,300	5,482
Louisville/Jefferson County Metropolitan Gov. Series 2012 A:
5% 12/1/28 (Pre-Refunded to 6/1/22 @ 100)	1,910	2,037
5% 12/1/29 (Pre-Refunded to 6/1/22 @ 100)	5,100	5,440

TOTAL KENTUCKY		287,873

Louisiana - 0.6%
Louisiana Pub. Facilities Auth. Rev.:
(Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/22	1,260	1,372
5% 12/15/23	2,915	3,306
Series 2018 E:
5% 7/1/35	1,655	2,107
5% 7/1/36	1,795	2,272
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/24 (b)	2,430	2,738
5% 1/1/25 (b)	2,915	3,400
5% 1/1/27 (b)	2,185	2,528
Series 2017 B:
5% 1/1/29 (b)	390	473
5% 1/1/31 (b)	730	877
5% 1/1/36 (b)	630	746
5% 1/1/37 (b)	485	573
Series 2017 D2:
5% 1/1/26 (b)	730	879
5% 1/1/29 (b)	485	588
5% 1/1/30 (b)	665	801
5% 1/1/32 (b)	1,495	1,789
5% 1/1/35 (b)	1,115	1,323
5% 1/1/38 (b)	570	672
St. John Baptist Parish Rev.:
(Marathon Oil Corp.) Series 2017, 2.2% 6/1/37 (a)	9,665	9,969
Bonds (Marathon Oil Corp.) Series 2017:
2%, tender 4/1/23 (a)	9,120	9,252
2.1%, tender 7/1/24 (a)	4,670	4,781

TOTAL LOUISIANA		50,446

Maine - 0.2%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	4,215	4,448
Series 2016 A:
4% 7/1/41	2,030	2,113
4% 7/1/46	2,765	2,847
5% 7/1/41	860	950
5% 7/1/46	585	641
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/25	2,230	2,687
5% 7/1/27	1,940	2,318

TOTAL MAINE		16,004

Maryland - 1.0%
Baltimore County Gen. Oblig. Series 2020, 4% 3/1/36	7,310	9,109
Baltimore Proj. Rev.:
Series 2017 C:
5% 7/1/28	3,465	4,365
5% 7/1/31	6,580	8,225
5% 7/1/33	6,635	8,231
Series 2017 D, 5% 7/1/33	5,630	6,984
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	6,020	6,697
Series 2019 C, 3.5% 3/1/50	5,070	5,578
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/23	1,435	1,548
5% 6/1/24	1,455	1,614
5% 6/1/25	1,455	1,654
5% 6/1/26	1,940	2,254
5% 6/1/27	1,310	1,548
5% 6/1/31	970	1,140
5% 6/1/32	970	1,132
Maryland Econ. Dev. Corp.:
(Port Covington Proj.) Series 2020:
3.25% 9/1/30	500	510
4% 9/1/40	2,095	2,198
4% 9/1/50	2,625	2,699
(Purple Line Lt. Rail Proj.) Series 2016 D:
5% 3/31/30 (b)	1,215	1,300
5% 3/31/51 (b)	2,235	2,391
Maryland Health & Higher Edl. Facilities Auth. Rev.:
Series 2013 A:
5% 7/1/24 (Pre-Refunded to 7/1/22 @ 100)	1,210	1,296
5% 7/1/25 (Pre-Refunded to 7/1/22 @ 100)	1,030	1,103
Series 2015:
5% 7/1/27	1,000	1,180
5% 7/1/28	1,300	1,527
5% 7/1/29	2,200	2,571
5% 7/1/31	1,000	1,161
Series 2016 A:
4% 7/1/42	1,410	1,515
5% 7/1/33	2,185	2,517
5% 7/1/34	1,600	1,840
5% 7/1/35	605	695
5% 7/1/36	1,700	1,947
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2020, 5% 7/1/34	5,650	7,651

TOTAL MARYLAND		94,180

Massachusetts - 1.4%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2015 A, 5% 7/1/45	1,535	1,796
Massachusetts Clean Wtr. Trust Series 2020, 5% 8/1/26	5,640	7,096
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev.:
Bonds Series 2019 A, 5%, tender 1/1/23 (a)	16,960	18,532
Series A, 5% 1/1/31	7,500	9,762
Massachusetts Dev. Fin. Agcy. Rev.:
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/24	3,885	4,509
5% 7/1/30	3,565	4,552
Series 2017, 5% 7/1/23	1,550	1,728
Bonds:
(Partners Healthcare Sys., Inc. Proj.) Series 2017 S-4, 5%, tender 1/25/24 (a)	11,290	12,899
Series A1, 5%, tender 1/31/30 (a)	10,135	13,557
Series 2013 A, 6.25% 11/15/28 (Pre-Refunded to 11/15/23 @ 100) (c)	3,958	4,504
Series 2016 A, 5% 7/15/22	2,165	2,327
Series 2017 A, 5% 1/1/40	2,980	3,491
Series 2019 S1:
5% 10/1/22	2,195	2,364
5% 10/1/23	2,400	2,682
5% 10/1/24	1,190	1,380
5% 10/1/25	2,670	3,205
Series 2019:
5% 7/1/30	1,435	1,805
5% 7/1/32	1,040	1,288
Massachusetts Gen. Oblig.:
Series 2016 B, 5% 7/1/22	2,950	3,163
Series C, 5% 4/1/23	17,445	19,326
Massachusetts Port Auth. Spl. Facilities Rev. (Bosfuel Proj.) Series 2019 A, 5% 7/1/49 (b)	9,190	11,089

TOTAL MASSACHUSETTS		131,055

Michigan - 3.7%
Clarkston Cmnty. Schools Series 2015, 5% 5/1/22	2,800	2,974
Detroit City School District Series 2005 A, 5.25% 5/1/30 (FSA Insured)	16,655	22,493
Detroit Downtown Dev. Auth. Tax:
Series 2018 A, 5% 7/1/36 (FSA Insured)	1,000	1,121
Series A, 5% 7/1/35 (FSA Insured)	1,200	1,347
Detroit Swr. Disp. Rev. Series 2006 D, 3 month U.S. LIBOR + 0.600% 0.751% 7/1/32 (a)(e)	5,360	5,188
Grand Rapids Pub. Schools:
Series 2016:
5% 5/1/30 (FSA Insured)	3,400	4,136
5% 5/1/31 (FSA Insured)	4,855	5,888
5% 5/1/32 (FSA Insured)	730	884
5% 5/1/33 (FSA Insured)	3,030	3,663
Series 2017:
5% 5/1/27 (FSA Insured)	1,310	1,680
5% 5/1/29 (FSA Insured)	1,890	2,395
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/27	3,275	3,997
5% 5/15/28	2,475	3,005
Kent County Bldg. Auth. Series 2005, 5.5% 6/1/22	3,310	3,558
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A, 5% 11/15/21	630	654
Lake Orion Cmnty. School District Series 2019, 5% 5/1/29	1,685	2,271
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I:
5% 10/15/34	16,710	20,489
5% 4/15/35	2,720	3,330
Michigan Fin. Auth. Rev.:
(Detroit Wtr. and Sewage Dept. Wtr. Supply Sys. Rev. Rfdg. Local Proj.) Series 2014 C3, 5% 7/1/22 (FSA Insured)	4,850	5,193
(Trinity Health Proj.) Series 2017:
5% 12/1/23	1,455	1,652
5% 12/1/24	1,700	2,006
5% 12/1/25	2,915	3,574
5% 12/1/26	1,270	1,605
5% 12/1/27	1,215	1,576
5% 12/1/28	1,940	2,506
Bonds Series 2019 MI2, 5%, tender 2/1/25 (a)	10,655	12,566
Series 2012 A:
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	2,235	2,386
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	4,790	5,109
Series 2012:
5% 11/15/36	6,895	7,352
5% 11/15/42	1,515	1,606
Series 2013:
5% 8/15/28	5,425	6,042
5% 8/15/29	1,940	2,155
Series 2015 D1:
5% 7/1/27	415	495
5% 7/1/29	970	1,151
5% 7/1/31	1,165	1,375
5% 7/1/32	970	1,144
5% 7/1/33	825	970
Series 2016:
5% 11/15/30	4,480	5,496
5% 11/15/32	1,210	1,471
Series 2020 A:
5% 6/1/30	775	1,052
5% 6/1/31	1,005	1,370
5% 6/1/32	970	1,306
5% 6/1/33	1,745	2,327
Michigan Gen. Oblig. Series 2016, 5% 3/15/27	3,230	4,086
Michigan Hosp. Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2008 C:
5% 12/1/24	1,455	1,717
5% 12/1/25	1,260	1,545
5% 12/1/26	1,940	2,451
5% 12/1/27	1,295	1,680
5% 12/1/28	2,040	2,635
Bonds:
(Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (a)	6,020	6,301
Series 2010 F3, 4%, tender 7/1/24 (a)	23,785	26,824
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series A, 3.5% 12/1/50	3,975	4,433
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds:
(Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (a)(b)	8,110	8,445
Series 2008 ET2, 1.45%, tender 9/1/21 (a)	9,710	9,743
Series CC, 1.45%, tender 9/1/21 (a)	1,130	1,134
Michigan Trunk Line Fund Rev. Series 2020 B, 5% 11/15/36	26,785	36,190
Portage Pub. Schools Series 2016:
5% 11/1/27	1,215	1,484
5% 11/1/29	3,080	3,752
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/22	970	1,041
5% 9/1/24	1,940	2,222
Saginaw Hosp. Fin. Auth. Hosp. Rev. Series 2020 J:
5% 7/1/28	565	731
5% 7/1/29	1,000	1,321
5% 7/1/30	425	572
5% 7/1/31	495	661
5% 7/1/32	545	723
5% 7/1/33	595	785
5% 7/1/34	385	507
5% 7/1/35	400	525
Utica Cmnty. Schools Series 2019:
5% 5/1/30	1,650	2,177
5% 5/1/31	1,400	1,840
5% 5/1/32	2,300	2,997
5% 5/1/33	1,875	2,429
5% 5/1/34	2,450	3,162
Warren Consolidated School District Series 2016:
5% 5/1/30	4,415	5,388
5% 5/1/31	4,660	5,668
5% 5/1/32	4,955	6,001
Wayne County Arpt. Auth. Rev.:
Series 2017 A:
5% 12/1/21	460	479
5% 12/1/29	245	304
5% 12/1/30	380	470
5% 12/1/31	390	481
5% 12/1/36	535	650
Series 2017 B:
5% 12/1/29 (b)	685	835
5% 12/1/30 (b)	485	588
5% 12/1/31 (b)	525	634
5% 12/1/33 (b)	375	449
5% 12/1/36 (b)	810	963
Series 2017 C:
5% 12/1/22	1,940	2,099
5% 12/1/23	2,185	2,455
5% 12/1/24	2,305	2,682
5% 12/1/25	2,150	2,594
5% 12/1/26	1,455	1,795
5% 12/1/27	1,460	1,841

TOTAL MICHIGAN		333,047

Minnesota - 0.1%
Maple Grove Health Care Sys. Rev. Series 2015, 5% 9/1/26	1,940	2,276
Minnesota Gen. Oblig. Series 2019 B, 5% 8/1/28	2,300	3,068
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/40 (Pre-Refunded to 11/15/25 @ 100)	1,410	1,726

TOTAL MINNESOTA		7,070

Mississippi - 0.4%
Mississippi Gen. Oblig. Series 2017 A, 5% 10/1/30	5,340	6,817
Mississippi Hosp. Equip. & Facilities Auth.:
(Forrest County Gen. Hosp. Rfdg. Proj.):
Series 2019 A:
5% 1/1/30	500	656
5% 1/1/31	1,500	1,958
5% 1/1/32	1,750	2,274
5% 1/1/34	1,065	1,370
5% 1/1/35	2,000	2,568
Series 2019 B:
5% 1/1/23	445	484
5% 1/1/25	500	584
5% 1/1/26	700	846
5% 1/1/27	1,245	1,542
5% 1/1/28	500	632
5% 1/1/29	510	659
5% 1/1/30	595	780
Bonds:
Series 2020 A2, 0.65%, tender 9/1/21 (a)	6,240	6,241
Series II, 5%, tender 3/1/27 (a)	3,025	3,680
Series IV:
5% 10/1/34	1,435	1,852
5% 10/1/38	1,675	2,136
5% 10/1/39	1,000	1,273

TOTAL MISSISSIPPI		36,352

Missouri - 0.5%
Cape Girardeau County Indl. Dev. Auth.:
(South Eastern Health Proj.) Series 2017 A, 5% 3/1/27	970	1,122
(Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/36	1,215	1,334
Kansas City Santn Swr. Sys. R Series 2018 B:
5% 1/1/24	660	753
5% 1/1/29	550	714
5% 1/1/31	415	534
5% 1/1/34	380	484
Kansas City Indl. Dev. Auth. (Kansas City Int'l. Arpt. Term. Modernization Proj.) Series 2020 A, 4% 3/1/40 (b)	9,950	11,408
Missouri Health & Edl. Facilities Rev.:
Series 2015 B:
4% 2/1/40	680	747
5% 2/1/30	2,395	2,852
5% 2/1/32	2,645	3,130
5% 2/1/36	2,145	2,509
5% 2/1/45	3,495	4,025
Series 2016:
5% 5/15/29	970	1,173
5% 5/15/30	970	1,168
5% 5/15/31	970	1,164
5% 5/15/36	2,915	3,446
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	1,260	1,410
Saint Louis Arpt. Rev. Series 2019 C, 5% 7/1/30	3,660	4,717
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev.:
Series 2017, 5% 9/1/48	4,560	5,040
Series 2018 A, 5.125% 9/1/48	2,210	2,452

TOTAL MISSOURI		50,182

Montana - 0.2%
Montana Board Hsg. Single Family:
Series 2017 A, 4% 12/1/47 (b)	1,260	1,332
Series 2019 B, 4% 6/1/50	645	738
Montana Facility Fin. Auth. Rev. Series 2016:
5% 2/15/21	1,215	1,221
5% 2/15/22	1,260	1,321
5% 2/15/23	1,990	2,176
5% 2/15/24	2,080	2,358
5% 2/15/25	1,940	2,279
5% 2/15/26	3,105	3,769

TOTAL MONTANA		15,194

Nebraska - 0.5%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (a)	15,350	17,631
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (b)	3,485	3,822
Series 2019 E, 3.75% 9/1/49 (b)	4,140	4,461
Series 2020 A, 3.5% 9/1/50	3,275	3,649
Nebraska Pub. Pwr. District Rev. Series 2016 B:
5% 1/1/31	3,885	4,670
5% 1/1/34	4,235	5,045
5% 1/1/36	5,135	6,099

TOTAL NEBRASKA		45,377

Nevada - 1.3%
Carson City Hosp. Rev. (Carson Tahoe Hosp. Proj.):
Series 2017 5% 9/1/32	725	877
Series 2017:
5% 9/1/24	730	842
5% 9/1/28	445	551
5% 9/1/30	730	892
5% 9/1/34	740	888
Clark County Arpt. Rev.:
Series 2017 C, 5% 7/1/21 (b)	9,460	9,667
Series 2019 A:
5% 7/1/23	8,335	9,290
5% 7/1/26	2,965	3,673
Series 2019 D, 5% 7/1/24	3,985	4,617
Clark County School District:
Series 2016 A:
5% 6/15/21	2,575	2,628
5% 6/15/23	2,250	2,489
Series 2017 A:
5% 6/15/25	5,770	6,854
5% 6/15/26	5,000	6,114
Series 2018 B, 5% 6/15/35	8,000	10,035
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2012 B:
5% 6/1/22	970	1,036
5% 6/1/23	1,940	2,071
5% 6/1/24	1,940	2,071
5% 6/1/25	1,020	1,089
Series 2016 A:
5% 6/1/32	2,815	3,447
5% 6/1/33	4,855	5,925
5% 6/1/34	5,145	6,266
Nevada Gen. Oblig. Series 2013 D1, 5% 3/1/25	2,745	3,023
Nevada Hsg. Division Single Family Mtg. Rev. Series 2019 B, 4% 10/1/49	2,000	2,232
Tahoe-Douglas Visitors Auth. Series 2020:
5% 7/1/28	1,500	1,752
5% 7/1/31	2,395	2,797
5% 7/1/35	1,755	1,987
5% 7/1/40	1,000	1,119
Washoe County Gas Facilities Rev. Bonds:
Series 2016 F, 2.05%, tender 4/15/22 (a)(b)	12,400	12,633
Series 2016, 2.05%, tender 4/15/22 (a)(b)	7,400	7,539

TOTAL NEVADA		114,404

New Hampshire - 0.8%
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.):
Series 2019 A1, 2.15%, tender 7/1/24 (a)(b)	1,500	1,576
Series 2019 A2, 2.15%, tender 7/1/24 (a)(b)	2,955	3,105
Series 2019 A3, 2.15%, tender 7/1/24(a)(b)	7,545	7,927
Nat'l. Finnance Auth. Series 2020 1, 4.125% 1/20/34	9,780	10,982
New Hampshire Health & Ed. Facilities Auth.:
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A, 5% 8/1/30	1,190	1,487
(Partners Healthcare Sys., Inc. Proj.) Series 2017:
5% 7/1/24	1,335	1,549
5% 7/1/30	2,360	3,013
Series 2017:
5% 7/1/36	2,105	2,458
5% 7/1/44	1,830	2,105
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/22	1,310	1,366
5% 7/1/26	1,245	1,314
Series 2013 A, 5% 10/1/43 (Pre-Refunded to 10/1/22 @ 100)	2,360	2,554
Series 2016:
4% 10/1/38	800	886
5% 10/1/26	4,560	5,583
5% 10/1/27	4,860	5,932
5% 10/1/28	1,940	2,355
5% 10/1/30	7,070	8,508
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 2/1/22	2,185	2,298
5% 2/1/23	2,150	2,259
5% 2/1/24	1,725	1,810

TOTAL NEW HAMPSHIRE		69,067

New Jersey - 4.1%
Bayonne Gen. Oblig. Series 2016:
5% 7/1/31 (Build America Mutual Assurance Insured)	1,430	1,751
5% 7/1/32 (Build America Mutual Assurance Insured)	970	1,182
5% 7/1/33 (Build America Mutual Assurance Insured)	970	1,178
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/24	1,940	2,176
5% 2/15/25	970	1,088
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (c)	1,535	1,527
Series A:
5% 11/1/34	5,150	6,385
5% 11/1/35	8,205	10,122
5% 11/1/36	5,010	6,137
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (c)	1,435	1,436
(Provident Montclair Proj.) Series 2017:
5% 6/1/25 (FSA Insured)	975	1,146
5% 6/1/27 (FSA Insured)	1,360	1,689
5% 6/1/28 (FSA Insured)	1,940	2,396
5% 6/1/29 (FSA Insured)	1,455	1,786
Series 2013:
5% 3/1/23	9,030	9,882
5% 3/1/24	12,430	13,523
5% 3/1/25	1,360	1,475
Series 2015 XX, 5% 6/15/26	19,420	22,523
Series 2018 EEE, 5% 6/15/30	2,170	2,699
New Jersey Edl. Facility Series 2016 A, 5% 7/1/29	1,820	2,134
New Jersey Gen. Oblig. Series 2020 A:
4% 6/1/30	5,805	7,109
4% 6/1/31	2,185	2,702
4% 6/1/32	1,470	1,832
5% 6/1/29	6,530	8,458
New Jersey Health Care Facilities Fing. Auth. Rev.:
Bonds:
Series 2019 B1, 5%, tender 7/1/24 (a)	8,215	9,459
Series 2019 B2, 5%, tender 7/1/25 (a)	10,070	12,026
Series 2016 A:
5% 7/1/21	285	291
5% 7/1/22	770	820
5% 7/1/23	2,940	3,240
5% 7/1/24	790	902
5% 7/1/25	855	1,010
5% 7/1/26	285	347
5% 7/1/27	425	513
5% 7/1/28	440	545
5% 7/1/28	1,185	1,424
5% 7/1/28	1,265	1,520
5% 7/1/33	1,465	1,786
Series 2016, 5% 7/1/41	3,665	4,173
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A:
5% 12/1/22 (b)	1,285	1,396
5% 12/1/24 (b)	3,400	3,960
Series 2017 1B, 5% 12/1/21 (b)	1,365	1,422
Series 2019 A:
5% 12/1/21	1,070	1,116
5% 12/1/22	1,520	1,656
5% 12/1/23	1,810	2,054
5% 12/1/24	1,045	1,230
5% 12/1/25	1,925	2,343
Series 2020:
5% 12/1/25 (b)	2,220	2,660
5% 12/1/26 (b)	1,550	1,896
5% 12/1/28 (b)	1,225	1,543
New Jersey Tpk. Auth. Tpk. Rev.:
Bonds Series 2017 C5, 1 month U.S. LIBOR + 0.460% 0.568%, tender 1/1/21 (a)(e)	18,725	18,725
Series 2017 C1, 1 month U.S. LIBOR + 0.340% 0.448% 1/1/21 (Escrowed to Maturity) (a)(e)	2,090	2,090
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA:
5% 6/15/30	3,500	4,352
5% 6/15/31	2,250	2,786
5% 6/15/32	5,660	6,974
Series 2010 A:
0% 12/15/27	13,270	11,657
0% 12/15/28	3,025	2,579
Series 2012 AA:
5% 6/15/23	7,285	7,747
5% 6/15/24	11,655	12,377
Series 2014 AA:
5% 6/15/25	12,140	13,726
5% 6/15/26	7,285	8,196
Series 2016 A, 5% 6/15/27	14,620	17,429
Series 2018 A:
5% 12/15/33	6,395	7,817
5% 12/15/34	5,070	6,188
Series A:
5% 12/15/24	4,675	5,388
5% 12/15/25	4,380	5,192
5% 12/15/26	6,900	8,336
5% 12/15/27	12,250	15,092
5% 12/15/28	4,270	5,358
5% 12/15/30	885	1,123
5% 12/15/31	4,720	5,961
Series AA:
4% 6/15/36	1,550	1,785
4% 6/15/37	2,150	2,465
4% 6/15/39	1,960	2,231
4% 6/15/50	12,290	13,636
5% 6/15/29	2,390	2,519
5% 6/15/35	2,010	2,533
5% 6/15/36	2,270	2,839
5% 6/15/38	1,930	2,398
5% 6/15/50	2,750	3,322

TOTAL NEW JERSEY		374,489

New Mexico - 0.1%
New Mexico Hosp. Equip. Ln. Council Rev. Bonds Series 2019 B, 5%, tender 8/1/25 (a)	8,245	9,653
New Mexico Mtg. Fin. Auth. Series 2019 D, 3.75% 1/1/50	2,835	3,150
Santa Fe Retirement Fac.:
Series 2019 A, 2.25% 5/15/24	205	202
Series 2019 B1, 2.625% 5/15/25	345	343

TOTAL NEW MEXICO		13,348

New York - 4.7%
Dorm. Auth. New York Univ. Rev. Series 2016 A:
5% 7/1/23	1,090	1,202
5% 7/1/25	2,430	2,851
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A:
5% 2/15/32	3,885	4,778
5% 2/15/35	7,285	8,877
Long Island Pwr. Auth. Elec. Sys. Rev.:
Bonds Series 2019 B, 1.65%, tender 9/1/24 (a)	17,055	17,722
Series 2016 B:
5% 9/1/22	1,940	2,093
5% 9/1/23	1,455	1,639
5% 9/1/24	1,310	1,536
Monroe County Indl. Dev. Corp. (St. Anns Cmnty. Proj.) Series 2019, 5% 1/1/50	1,510	1,641
MTA Hudson Rail Yards Trust Oblig. Series 2016 A:
5% 11/15/51	12,380	12,783
5% 11/15/56	11,925	12,919
New York City Gen. Oblig.:
Series 2014 J, 5% 8/1/22	2,990	3,210
Series 2015 A, 5% 8/1/22	1,985	2,131
Series 2015 C, 5% 8/1/27	2,965	3,495
Series 2016 A, 5% 8/1/22	4,390	4,713
Series 2021 A1, 5% 8/1/33	2,000	2,689
Series 2021 B1, 5% 11/1/32	5,800	7,875
Series C:
5% 8/1/29	6,945	9,322
5% 8/1/33	2,500	3,361
5% 8/1/34	3,310	4,424
New York City Health & Hosp. Corp. Rev. Series A, 5% 2/15/25 (d)	3,640	4,305
New York City Transitional Fin. Auth. Rev.:
Series 2012 A, 5% 11/1/21	5,300	5,512
Series 2018 C2, 5% 5/1/32	9,175	11,717
Series 2019 A, 5% 8/1/35	7,520	9,556
Series 2019 B1:
5% 8/1/34	3,300	4,203
5% 8/1/35	8,400	10,674
Series C:
4% 5/1/35	3,000	3,710
4% 5/1/36	5,000	6,150
New York Convention Ctr. Dev. Corp. Rev. Series 2015:
5% 11/15/27	1,330	1,566
5% 11/15/40	3,915	4,467
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	12,970	13,790
New York Dorm. Auth. Rev. Bonds:
Series 2019 B1, 5%, tender 5/1/22 (a)	4,460	4,630
Series 2019 B2, 5%, tender 5/1/24 (a)	3,675	4,136
Series 2019 B3, 5%, tender 5/1/48	4,055	4,839
New York Dorm. Auth. Sales Tax Rev. Series 2018 C, 5% 3/15/32	13,810	17,661
New York Metropolitan Trans. Auth. Rev.:
Series 2015 C, 5% 11/15/30	1,000	1,127
Series 2015 D1, 5% 11/15/33	4,015	4,503
Series 2017 A1, 5% 11/15/31	2,000	2,320
Series 2017 C-2, 0% 11/15/33	9,795	6,537
Series 2017 C1:
5% 11/15/26	5,975	6,944
5% 11/15/27	4,435	5,251
5% 11/15/30	4,315	5,121
5% 11/15/33	6,955	8,179
Series 2017 D, 5% 11/15/33	6,725	7,908
Series 2020 A1, 5% 11/15/49	4,490	5,351
Series 2020 C1, 5.25% 11/15/55	2,500	3,045
Series 2020 D:
4% 11/15/47	16,195	17,918
5% 11/15/43	2,500	3,041
Series 2020 E, 4% 11/15/45	1,000	1,108
New York State Mtg. Agcy. Homeowner Mtg. Series 221, 3.5% 10/1/32 (b)	1,425	1,549
New York State Urban Dev. Corp. Series 2020 C:
5% 3/15/36	31,140	41,334
5% 3/15/47	6,790	8,733
New York Trans. Dev. Corp.:
(Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (b)	8,155	8,942
(Term. 4 JFK Int'l. Arpt. Proj.):
Series 2020 A, 5% 12/1/28 (b)	1,220	1,521
Series 2020 C:
4% 12/1/39	1,350	1,596
4% 12/1/40	1,500	1,770
4% 12/1/41	1,450	1,694
4% 12/1/42	1,400	1,647
5% 12/1/28	950	1,207
5% 12/1/29	950	1,226
5% 12/1/30	750	983
5% 12/1/31	950	1,237
5% 12/1/32	1,125	1,455
5% 12/1/33	1,200	1,547
5% 12/1/34	1,600	2,059
5% 12/1/35	1,500	1,929
5% 12/1/36	1,700	2,180
5% 12/1/37	1,755	2,246
5% 12/1/38	1,500	1,917
Series 2016 A, 5.25% 1/1/50 (b)	13,305	14,635
New York Urban Dev. Corp. Rev.:
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	2,745	3,409
Series 2011 A, 5% 3/15/22	7,385	7,455
Series 2017 A, 5% 3/15/22	2,215	2,343
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A:
4% 12/1/34 (FSA Insured)	1,000	1,184
4% 12/1/35 (FSA Insured)	1,500	1,769
4% 12/1/36 (FSA Insured)	1,635	1,922
Onondaga Civic Dev. Corp. (Syracuse Univ. Proj.) Series 2020 A:
5% 12/1/32	1,250	1,694
5% 12/1/34	2,300	3,098
Triborough Bridge & Tunnel Auth. Revs. Series 2013 A:
5% 11/15/23	2,915	3,307
5% 11/15/24	3,885	4,400

TOTAL NEW YORK		426,518

New York And New Jersey - 0.0%
Port Auth. of New York & New Jersey Series 193, 5% 10/15/29 (b)	3,650	4,332
North Carolina - 0.8%
Nash Health Care Sys. Health Care Facilities Rev. Series 2012, 5% 11/1/41	3,340	3,453
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27	395	501
5% 10/1/47	3,320	3,958
North Carolina Grant Anticipation Rev. Series 2017:
5% 3/1/22	11,015	11,620
5% 3/1/23	9,715	10,693
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds:
Series 2019 B, 2.2%, tender 12/1/22 (a)	9,865	10,103
Series 2019 C, 2.55%, tender 6/1/26 (a)	17,085	18,319
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2020 A:
5% 5/1/26 (b)	3,950	4,786
5% 5/1/27 (b)	1,500	1,862
5% 5/1/28 (b)	1,875	2,380
5% 5/1/29 (b)	1,500	1,943
5% 5/1/30 (b)	1,320	1,742
5% 5/1/31 (b)	1,350	1,773
5% 5/1/32 (b)	1,100	1,436

TOTAL NORTH CAROLINA		74,569

Ohio - 1.8%
Akron Bath Copley Hosp. District Rev. Series 2020:
4% 11/15/34	970	1,132
4% 11/15/35	1,000	1,163
4% 11/15/36	1,000	1,159
5% 11/15/32	700	896
Allen County Hosp. Facilities Rev.:
Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	2,670	2,831
Series 2020 A:
5% 12/1/29	2,290	3,086
5% 12/1/30	2,290	3,096
American Muni. Pwr., Inc. Rev.:
(Amp Freemont Energy Ctr. Proj.):
Series 2012 B:
5% 2/15/22	1,945	2,047
5% 2/15/23 (Pre-Refunded to 2/15/22 @ 100)	2,110	2,221
Series 2012:
5% 2/15/21	1,455	1,463
5% 2/15/24 (Pre-Refunded to 2/15/22 @ 100)	1,940	2,042
Bonds Series 2019 A, 2.3%, tender 2/15/22 (a)	12,100	12,208
Series 2012 B, 5% 2/15/42	1,365	1,425
Series 2017 A, 5% 2/15/36	5,000	6,189
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/26 (FSA Insured)	970	1,132
5% 1/1/28 (FSA Insured)	1,480	1,707
5% 1/1/29 (FSA Insured)	2,165	2,484
5% 1/1/30 (FSA Insured)	1,940	2,217
Cleveland Wtr. Rev. Series 2012 A:
5% 1/1/26 (Pre-Refunded to 1/1/22 @ 100)	1,215	1,273
5% 1/1/27 (Pre-Refunded to 1/1/22 @ 100)	1,455	1,525
Columbus City School District Series 2016 A, 5% 12/1/32	1,770	2,164
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/25	2,395	2,594
5% 6/15/26	2,515	2,717
5% 6/15/27	2,640	2,841
5% 6/15/28	2,770	2,970
Franklin County Convention Facilities Authorities (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/33	2,000	2,507
5% 12/1/35	1,000	1,248
5% 12/1/36	1,180	1,467
Franklin County Hosp. Facilities Rev. Series 2016 C:
5% 11/1/25	1,940	2,366
5% 11/1/26	2,040	2,565
Hamilton County HealthCare Facilities Rev. Series 2012, 5.25% 6/1/26	2,590	2,747
Lake County Hosp. Facilities Rev. Series 2015, 5% 8/15/27	2,195	2,593
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (a)	19,980	23,414
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37 (Pre-Refunded to 11/15/21 @ 100)	4,465	4,706
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/31	1,000	1,272
5% 8/1/32	1,000	1,265
5% 8/1/33	1,000	1,260
Miami Univ. Series 2020 A:
5% 9/1/30	140	190
5% 9/1/31	950	1,284
5% 9/1/33	1,770	2,353
5% 9/1/34	2,500	3,316
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/27	5,715	6,074
Ohio Hosp. Facilities Rev. Series 2017 A:
5% 1/1/27	2,495	3,172
5% 1/1/29	4,855	6,272
Ohio Hosp. Rev. Series 2020 A, 4% 1/15/50	1,580	1,781
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	935	1,059
Ohio State Univ. Gen. Receipts (Multiyear Debt Issuance Prog.) Series 2020 A:
5% 12/1/29	10,000	13,567
5% 12/1/30	1,000	1,388
Scioto County Hosp. Facilities Rev.:
Series 2016, 5% 2/15/29	2,250	2,645
Series 2019, 5% 2/15/29	6,100	7,034
Wood County Hosp. Facilities Rev. (Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	690	710
5% 12/1/42	875	889

TOTAL OHIO		163,726

Oklahoma - 0.5%
Canadian Cny Edl. Facilities Auth. (Mustang Pub. Schools Proj.) Series 2017, 5% 9/1/26	2,015	2,508
Grand River Dam Auth. Rev. Series 2014 A:
5% 6/1/27	1,165	1,345
5% 6/1/28	1,455	1,674
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/25	1,020	1,179
5% 10/1/26	1,455	1,676
5% 10/1/27	1,155	1,324
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/27	970	1,179
5% 8/15/28	970	1,201
5% 8/15/29	410	503
Oklahoma Dev. Fin. Auth. Rev.:
(Oklahoma City Univ. Proj.) Series 2019:
5% 8/1/24	590	653
5% 8/1/25	930	1,054
5% 8/1/26	540	623
5% 8/1/27	680	796
5% 8/1/28	725	858
5% 8/1/29	755	903
5% 8/1/30	1,370	1,625
(Saint John Health Sys. Proj.) Series 2012:
5% 2/15/23 (Pre-Refunded to 2/15/22 @ 100)	3,010	3,170
5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	6,975	7,346
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev.:
Series 2014 A:
5% 1/1/26	1,650	1,949
5% 1/1/27	5,825	6,852
5% 1/1/28	1,940	2,273
5% 1/1/29	1,525	1,784
Series 2014 B, 5% 1/1/27	2,085	2,452

TOTAL OKLAHOMA		44,927

Oregon - 0.3%
Oregon Facilities Auth. Rev. (Legacy Health Proj.) Series 2016 A, 5% 6/1/22	900	956
Port of Portland Arpt. Rev.:
Series 24 B:
5% 7/1/31 (b)	1,000	1,204
5% 7/1/32 (b)	2,795	3,353
Series 26 A:
5% 7/1/29	1,155	1,464
5% 7/1/33	785	1,031
Series 26 B, 5% 7/1/29	1,000	1,276
Series 26 C:
5% 7/1/25 (b)	800	950
5% 7/1/26 (b)	1,300	1,588
5% 7/1/27 (b)	1,090	1,361
Series 27 A, 5% 7/1/36 (b)	7,655	9,803
Washington, Multnomah & Yamhill County School District #1J Series 2017, 5% 6/15/30	2,915	3,701

TOTAL OREGON		26,687

Pennsylvania - 3.7%
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A:
5% 7/15/21	1,515	1,552
5% 7/15/22	1,715	1,834
5% 7/15/23	765	855
5% 7/15/24	2,300	2,675
5% 7/15/25	3,030	3,656
Berks County Muni. Auth. Rev. Bonds (Tower Health Proj.):
Series 2020 B1, 5%, tender 2/1/25 (a)	1,785	1,931
Series 2020 B2, 5%, tender 2/1/27 (a)	3,055	3,399
Series 2020 B3, 5%, tender 2/1/30 (a)	1,745	2,004
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	4,210	4,306
Series B, 1.8%, tender 8/15/22 (a)	10,695	10,932
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	3,205	3,942
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 1993 A, 6% 6/1/22 (AMBAC Insured)	3,815	4,066
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	330	358
Series 2016 A:
5% 10/1/28	1,385	1,590
5% 10/1/29	1,495	1,708
5% 10/1/32	4,670	5,276
5% 10/1/36	7,560	8,467
5% 10/1/40	3,490	3,888
Series 2019:
5% 9/1/30	1,250	1,608
5% 9/1/31	2,500	3,201
5% 9/1/33	1,370	1,736
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/21	3,025	3,046
5% 3/1/22	1,940	2,040
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. Proj.) Series 2010 B, 0.23%, tender 1/4/21 (a)	3,500	3,500
Series 2011, 2.15%, tender 7/1/24 (a)(b)	12,065	12,723
Pennsylvania Gen. Oblig.:
Series 2011, 5% 7/1/21	2,040	2,089
Series 2013, 5% 10/15/27	9,710	10,947
Series 2014, 5% 7/1/23	1,500	1,674
Series 2016, 5% 9/15/29	27,190	33,745
Series 2017 1, 5% 1/1/24	23,000	26,184
Series 2017, 5% 1/1/27	8,765	11,090
Pennsylvania Higher Edl. Facilities Auth. Rev. (Univ. of Penn Health Systems Proj.):
Series 2017 A:
5% 8/15/28	1,215	1,563
5% 8/15/30	2,090	2,662
Series 2017, 5% 8/15/27	1,165	1,506
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of The City of Harrisburg Proj.) Series 2016 A:
5% 12/1/28	5,265	6,497
5% 12/1/28 (Pre-Refunded to 12/1/26 @ 100)	835	1,060
5% 12/1/33	3,405	4,097
5% 12/1/33 (Pre-Refunded to 12/1/26 @ 100)	895	1,136
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2013 A2:
5% 12/1/28	1,215	1,474
5% 12/1/33	1,215	1,526
Series 2017 A1:
5% 12/1/22	485	529
5% 12/1/23	535	608
5% 12/1/29	1,455	1,866
5% 12/1/34	970	1,216
Philadelphia Arpt. Rev.:
Series 2015 A:
5% 6/15/22 (b)	1,000	1,064
5% 6/15/24 (b)	1,590	1,820
Series 2017 B:
5% 7/1/22 (b)	1,725	1,839
5% 7/1/26 (b)	2,950	3,610
5% 7/1/29 (b)	1,200	1,477
5% 7/1/30 (b)	1,720	2,107
5% 7/1/31 (b)	2,430	2,966
5% 7/1/35 (b)	800	966
Series 2020 A:
4% 7/1/35	2,000	2,383
4% 7/1/36	3,500	4,154
Philadelphia Auth. for Indl. Dev. Series 2020 C, 4% 11/1/22	250	265
Philadelphia Gas Works Rev. Series 15:
5% 8/1/23	970	1,084
5% 8/1/24	730	842
5% 8/1/25	775	925
Philadelphia Gen. Oblig.:
Series 2015 B:
5% 8/1/27	2,915	3,482
5% 8/1/29	10,165	12,088
5% 8/1/30	10,705	12,693
5% 8/1/31	11,280	13,330
Series 2019 A:
5% 8/1/21	1,835	1,882
5% 8/1/22	1,180	1,263
5% 8/1/23	1,910	2,128
5% 8/1/24	3,425	3,964
5% 8/1/26	3,225	3,987
Series 2019 B:
5% 2/1/21	1,500	1,505
5% 2/1/22	250	262
5% 2/1/23	2,300	2,512
5% 2/1/24	100	114
5% 2/1/25	1,135	1,338
5% 2/1/26	1,180	1,438
5% 2/1/27	1,500	1,880
5% 2/1/28	2,250	2,892
5% 2/1/29	2,425	3,189
Philadelphia School District:
Series 2019 A, 5% 9/1/34	3,675	4,747
Series 2019 B, 5% 9/1/29	3,070	4,012
Series 2019 C, 5% 9/1/33	11,245	14,294
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 A, 5% 9/1/38 (FSA Insured)	570	736
Series 2019 B:
5% 9/1/31 (FSA Insured)	1,855	2,583
5% 9/1/33 (FSA Insured)	1,250	1,801
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 A:
5% 6/1/38	2,890	3,737
5% 6/1/39	4,690	6,050
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2015 A, 5% 6/1/26	1,345	1,592

TOTAL PENNSYLVANIA		336,763

Rhode Island - 0.4%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	6,625	7,328
5% 9/1/36	320	348
Series 2016, 5% 5/15/39	5,475	6,167
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (FSA Insured)	7,985	9,474
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	2,345	2,605
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A:
3.5% 12/1/34 (b)	2,565	2,682
5% 12/1/29 (b)	1,650	2,065
Tobacco Settlement Fing. Corp. Series 2015 A:
5% 6/1/24	5,085	5,809
5% 6/1/27	1,770	2,060
5% 6/1/28	2,330	2,698

TOTAL RHODE ISLAND		41,236

South Carolina - 1.4%
Beaufort-Jasper Wtr. & Swr. Sys. Series 2016 B:
5% 3/1/22	970	1,024
5% 3/1/24	970	1,115
5% 3/1/25	970	1,161
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/27	3,885	4,475
5% 12/1/29	3,155	3,606
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev.:
Series 2019 A, 4% 1/1/50	3,370	3,823
Series 2020 A, 4% 7/1/50	3,025	3,456
South Carolina Jobs-Econ. Dev. Auth.:
(Anmed Health Proj.) Series 2016:
5% 2/1/22	2,135	2,237
5% 2/1/24	970	1,101
5% 2/1/26	1,650	2,008
(Anmed Heath Proj.) Series 2016, 5% 2/1/25	1,700	2,003
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. (Bon Secours Health Sys. Proj.) Series 2013, 5% 11/1/28 (Pre-Refunded to 11/1/22 @ 100)	3,100	3,370
South Carolina Ports Auth. Ports Rev.:
Series 2015 (AMT), 5% 7/1/45 (Pre-Refunded to 7/1/25 @ 100) (b)	1,000	1,205
Series 2018:
5% 7/1/28 (b)	2,235	2,854
5% 7/1/30 (b)	4,790	6,061
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 E, 5.5% 12/1/53	6,335	7,162
Series 2014 A:
5% 12/1/49	12,620	14,191
5.5% 12/1/54	17,285	19,862
Series 2014 C:
5% 12/1/25	3,885	4,559
5% 12/1/26	3,885	4,550
5% 12/1/27	3,010	3,524
5% 12/1/46	3,540	4,052
Series 2016 B:
5% 12/1/35	6,250	7,649
5% 12/1/36	9,330	11,391
Series A:
4% 12/1/33	900	1,091
4% 12/1/34	2,000	2,421
4% 12/1/35	500	603
4% 12/1/37	2,000	2,395
5% 12/1/31	2,800	3,808
South Carolina Trans. Infrastructure Bank Rev. Series 2016 A, 5% 10/1/25	1,645	1,982

TOTAL SOUTH CAROLINA		128,739

South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/23	970	1,079
Series 2014 B:
5% 11/1/24	1,200	1,411
5% 11/1/25	1,175	1,384
5% 11/1/26	195	229
Series 2017:
5% 7/1/24	435	502
5% 7/1/27	365	460
5% 7/1/33	1,700	2,072
5% 7/1/35	1,360	1,652

TOTAL SOUTH DAKOTA		8,789

Tennessee - 0.7%
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/29	970	1,216
5% 7/1/30	1,165	1,453
Knox County Health Edl. & Hsg. Facilities Board Rev.:
Series 2016:
5% 9/1/22	1,170	1,241
5% 9/1/24	995	1,129
Series 2017:
5% 4/1/24	970	1,086
5% 4/1/25	1,315	1,519
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2020 B:
5% 7/1/23 (b)	2,800	3,092
5% 7/1/25 (b)	1,000	1,182
Metropolitan Nashville Arpt. Auth. Rev. Series 2019 B, 5% 7/1/44 (b)	1,190	1,490
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (a)	18,440	21,406
Tennessee Energy Acquisition Corp. Bonds:
(Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	11,735	12,625
Series 2018, 4%, tender 11/1/25 (a)	10,670	12,258

TOTAL TENNESSEE		59,697

Texas - 12.7%
Arlington Spl. Tax Rev. Series 2018 C, 5% 2/15/45 (Build America Mutual Assurance Insured)	2,955	2,968
Austin Arpt. Sys. Rev.:
Series 2014:
5% 11/15/29 (b)	2,690	3,085
5% 11/15/34 (b)	1,750	1,985
Series 2019 B:
5% 11/15/27 (b)	1,500	1,896
5% 11/15/28 (b)	2,250	2,896
5% 11/15/29 (b)	1,500	1,960
Series 2019, 5% 11/15/22 (b)	1,000	1,084
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	1,295	1,289
Austin Elec. Util. Sys. Rev. Series 2012 A, 5% 11/15/23	1,455	1,583
Brownsville Independent School District Series 2017, 4% 8/15/22	4,000	4,244
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/31	1,165	1,365
5% 1/1/32	970	1,132
5% 1/1/34	1,940	2,249
5% 1/1/40	5,340	6,134
Series 2016:
5% 1/1/31	2,305	2,740
5% 1/1/32	4,855	5,746
5% 1/1/35	3,240	3,803
5% 1/1/36	1,580	1,851
Series 2020 E:
4% 1/1/34	950	1,135
4% 1/1/36	750	892
5% 1/1/30	850	1,130
5% 1/1/32	800	1,048
5% 1/1/35	915	1,183
Series 2020 G:
4% 1/1/34	1,000	1,176
4% 1/1/35	1,000	1,173
4% 1/1/36	1,000	1,169
5% 1/1/28	500	630
5% 1/1/29	750	975
5% 1/1/30	670	880
5% 1/1/31	725	943
5% 1/1/32	870	1,124
Cypress-Fairbanks Independent School District:
Bonds Series 2017 A-2, 1.25%, tender 8/15/22 (a)	6,105	6,198
Series 2016:
5% 2/15/22	4,855	5,117
5% 2/15/23	4,855	5,346
5% 2/15/24	24,410	28,008
5% 2/15/25	20,810	24,839
5% 2/15/27	3,475	4,255
Dallas Area Rapid Transit Sales Tax Rev.:
Series 2007, 5.25% 12/1/29	7,135	9,877
Series 2020 A:
5% 12/1/22	285	311
5% 12/1/25	750	922
5% 12/1/26	1,000	1,268
Dallas County Util. and Reclamation District Series 2013, 5% 2/15/24	6,130	6,974
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2014 B:
5% 11/1/26 (b)	2,920	3,150
5% 11/1/27 (b)	1,245	1,342
5% 11/1/28 (b)	2,765	2,977
5% 11/1/30 (b)	5,280	5,674
5% 11/1/31 (b)	11,155	11,979
5% 11/1/32 (b)	14,110	15,139
5% 11/1/33 (b)	9,710	10,413
5% 11/1/34 (b)	2,295	2,461
Series 2020 A:
5% 11/1/30	3,090	4,201
5% 11/1/31	1,300	1,755
5% 11/1/32	2,000	2,678
5% 11/1/33	2,000	2,663
Series 2020 B, 4% 11/1/35	7,865	9,572
Dallas Gen. Oblig.:
Series 2012, 5% 2/15/23	4,295	4,522
Series 2014, 5% 2/15/24	5,770	6,615
Series 2019 B:
5% 2/15/30	4,080	5,378
5% 2/15/32	7,095	9,256
5% 2/15/33	7,585	9,833
Dallas Independent School District:
Bonds:
Series 2016, 5%, tender 2/15/22 (a)	60	63
Series 2019, 5%, tender 2/15/22 (a)	690	727
Series B6:
5%, tender 2/15/22 (a)	1,440	1,517
5%, tender 2/15/22 (a)	1,440	1,515
Series 2019:
5% 2/15/28	1,750	2,272
5% 2/15/29	2,355	3,048
5% 2/15/30	5,095	6,555
Denton Independent School District:
Bonds Series 2014 B, 2%, tender 8/1/24 (a)	4,985	5,270
Series 2016, 0% 8/15/25	2,770	2,722
El Paso Gen. Oblig. Series 2019 A:
5% 8/15/30	5,100	6,665
5% 8/15/31	3,610	4,698
5% 8/15/32	3,620	4,690
5% 8/15/33	5,890	7,599
5% 8/15/34	2,945	3,792
Fort Bend Independent School District Bonds:
Series 2019 A, 1.95%, tender 8/1/22 (a)	2,690	2,760
Series D, 1.5%, tender 8/1/21 (a)	5,195	5,232
Fort Worth Gen. Oblig.:
Series 2016, 5% 3/1/27	5,755	7,085
Series 2020, 5% 3/1/29	4,200	5,626
Fort Worth Independent School District:
Series 2015, 5% 2/15/22	2,760	2,909
Series 2016, 5% 2/15/26	3,530	4,374
Grand Parkway Trans. Corp.:
Series 2013 C, 5.125% 10/1/43	2,430	2,607
Series 2018 A:
5% 10/1/31	4,965	6,403
5% 10/1/32	4,210	5,402
5% 10/1/33	6,420	8,207
5% 10/1/34	4,855	6,196
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds:
Series 2019 B:
5%, tender 12/1/22 (a)	4,550	4,929
5%, tender 12/1/24 (a)	5,205	6,115
Series 2020 A, 0.9%, tender 5/15/25 (a)	5,000	5,007
Series 2019 A:
4% 10/1/35	1,750	2,121
4% 10/1/36	3,000	3,624
Harris County Gen. Oblig. Series 2012 C:
5% 8/15/24	1,045	1,122
5% 8/15/25	3,750	4,026
Houston Arpt. Sys. Rev.:
Series 2012 A, 5% 7/1/23 (Pre-Refunded to 7/1/22 @ 100) (b)	6,750	7,207
Series 2018 A:
5% 7/1/26 (b)	1,635	2,003
5% 7/1/27 (b)	2,050	2,566
5% 7/1/28 (b)	970	1,237
Series 2018 B:
5% 7/1/28	3,110	4,029
5% 7/1/29	12,140	15,542
5% 7/1/30	6,385	8,100
Series 2020 A:
4% 7/1/35 (b)	1,500	1,771
4% 7/1/39 (b)	1,895	2,210
Houston Convention and Entertainment Facilities Dept. Hotel Occupancy Tax and Spl. Rev. Series 2019:
5% 9/1/29	1,000	1,185
5% 9/1/30	1,250	1,471
5% 9/1/31	1,650	1,930
5% 9/1/33	1,535	1,776
5% 9/1/34	1,250	1,441
5% 9/1/35	1,700	1,954
Houston Gen. Oblig. Series 2017 A:
5% 3/1/23	2,095	2,311
5% 3/1/24	9,710	11,168
5% 3/1/25	4,080	4,876
Houston Independent School District Bonds:
Series 2012, 4%, tender 6/1/23 (a)	7,000	7,610
Series 2014 A, 4%, tender 6/1/23 (a)	10,315	11,183
Houston Util. Sys. Rev.:
Series 2014 C, 5% 5/15/28	2,525	2,907
Series 2016 B, 5% 11/15/33	2,330	2,863
Series 2020 C:
5% 11/15/30	2,145	2,986
5% 11/15/31	2,500	3,462
5% 11/15/32	2,000	2,753
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/24	485	565
5% 10/15/26	680	836
5% 10/15/27	485	592
5% 10/15/29	630	759
5% 10/15/31	990	1,182
5% 10/15/35	1,425	1,684
5% 10/15/36	3,115	3,673
5% 10/15/39	1,215	1,426
5% 10/15/44	1,440	1,674
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/30 (b)	1,360	1,577
5% 11/1/31 (b)	5,730	6,618
5% 11/1/35 (b)	1,700	1,942
Series 2017:
5% 11/1/26 (b)	1,000	1,218
5% 11/1/33 (b)	1,250	1,469
5% 11/1/34 (b)	2,925	3,434
5% 11/1/35 (b)	4,065	4,763
5% 11/1/36 (b)	5,170	6,043
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.):
Series 2018:
5% 5/15/32	4,565	5,872
5% 5/15/34	2,430	3,104
5% 5/15/36	2,430	3,081
Series 2019:
5% 5/15/32	1,500	1,953
5% 5/15/33	2,250	2,915
5% 5/15/34	2,250	2,903
5% 5/15/35	5,575	7,167
5% 5/15/36	1,075	1,375
Series 2015 B:
5% 5/15/25	6,615	7,927
5% 5/15/27	2,915	3,471
5% 5/15/28	2,845	3,385
5% 5/15/29	8,255	9,790
Series 2015 D:
5% 5/15/22	825	879
5% 5/15/23	680	755
5% 5/15/24	1,185	1,368
5% 5/15/26	1,360	1,623
Series 2020, 5% 5/15/26	3,350	4,151
Midlothian Independent School District Bonds Series 2013 C, 2%, tender 8/1/24 (a)	4,160	4,381
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/24	1,960	2,278
5% 8/15/25	2,430	2,930
5% 8/15/26	1,505	1,869
5% 8/15/27	1,565	1,998
5% 8/15/30	2,330	2,933
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	2,135	2,523
5% 4/1/28	1,395	1,640
North East Texas Independent School District Bonds Series 2019, 2.2%, tender 8/1/24 (a)	4,310	4,548
North Harris County Reg'l. Wtr. Auth. Series 2013:
4% 12/15/23	995	1,064
4% 12/15/24	1,770	1,893
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/30	1,240	1,491
5% 1/1/33	1,280	1,574
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	470	562
5% 1/1/31	660	786
5% 1/1/32	2,915	3,561
Series 2014 A:
5% 1/1/23	1,735	1,896
5% 1/1/24	4,855	5,526
Series 2015 B:
5% 1/1/29	9,710	11,341
5% 1/1/30	4,855	5,660
Series 2016 A, 5% 1/1/39	6,800	8,001
Series 2019 B, 5% 1/1/25	3,390	3,998
Northside Independent School District Bonds:
Series 2018, 2.75%, tender 8/1/23 (a)	22,990	24,328
Series 2019, 1.6%, tender 8/1/24 (a)	19,955	20,705
Pasadena Independent School District Bonds Series 2015 B, 1.5%, tender 8/15/24 (a)	16,765	17,428
Rockwall Independent School District Series 2015, 0% 2/15/25	1,615	1,576
San Antonio Arpt. Sys. Rev. Series 2019 A:
5% 7/1/27 (b)	2,380	2,974
5% 7/1/28 (b)	1,085	1,387
5% 7/1/29 (b)	1,270	1,651
5% 7/1/29 (b)	3,200	4,145
5% 7/1/30 (b)	1,235	1,592
5% 7/1/30 (b)	1,510	1,939
5% 7/1/31 (b)	2,310	2,957
5% 7/1/31 (b)	1,250	1,594
5% 7/1/32 (b)	1,195	1,519
5% 7/1/32 (b)	950	1,204
San Antonio Elec. & Gas Sys. Rev.:
Bonds Series 2015 B, 2%, tender 12/1/21 (a)	6,875	6,925
Series 2012, 5.25% 2/1/25	3,110	3,739
Series 2017:
5% 2/1/29	1,455	1,868
5% 2/1/30	970	1,242
5% 2/1/31	1,455	1,861
5% 2/1/33	1,165	1,482
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/23	4,660	5,008
5% 9/15/24	7,275	7,815
5% 9/15/25	9,025	9,689
San Antonio Wtr. Sys. Rev.:
Bonds Series 2014 B, 2%, tender 11/1/22 (a)	13,110	13,529
Series 2012:
5% 5/15/22	2,135	2,276
5% 5/15/22 (Escrowed to Maturity)	3,690	3,928
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/25	970	1,089
5% 8/15/26	1,485	1,668
5% 8/15/28	1,575	1,760
5% 8/15/33	3,690	4,084
5.5% 9/1/43 (Pre-Refunded to 9/1/23 @ 100)	5,195	5,912
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A:
5% 2/15/25	5,585	6,613
5% 2/15/34	2,040	2,462
Texas A&M Univ. Rev. Series 2016 C, 5% 5/15/23	5,475	6,096
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	6,498	6,915
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev. Series 2019 A, 4% 3/1/50	6,770	7,739
Texas Gen. Oblig.:
Bonds Series 2019 C2, 1.85%, tender 8/1/22 (a)	225	225
Series 2013 B, 5% 8/1/25 (b)	11,725	13,149
Series 2014, 5% 8/1/26 (b)	5,020	5,862
Series 2016, 5.5% 8/1/26 (b)	3,750	4,778
Series 2020 B:
4% 8/1/28 (b)	4,340	5,362
4% 8/1/29 (b)	5,605	7,040
4% 8/1/30 (b)	5,885	7,512
4% 8/1/31 (b)	6,180	8,013
Texas Private Activity Bond Surface Trans. Corp.:
(LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A:
4% 6/30/33	2,750	3,304
4% 12/31/33	1,710	2,050
4% 6/30/34	4,000	4,779
4% 12/31/34	4,000	4,775
4% 6/30/35	4,000	4,774
4% 6/30/36	1,290	1,534
4% 12/31/36	2,965	3,515
Series 2013, 7% 12/31/38 (b)	15,540	17,871
Texas Pub. Fin. Auth. Lease Rev. Series 2019:
5% 2/1/23	1,500	1,648
5% 2/1/24	1,130	1,293
5% 2/1/26	2,600	3,206
5% 2/1/27	2,500	3,174
5% 2/1/28	1,315	1,713
Texas State Univ. Sys. Fing. Rev. Series 2017 A, 5% 3/15/29	4,530	5,752
Texas Wtr. Dev. Board Rev.:
Series 1, 5% 8/1/22	1,000	1,076
Series 2017 A:
5% 4/15/22	4,125	4,381
5% 4/15/25	6,055	7,277
5% 10/15/25	2,555	3,129
5% 4/15/26	4,195	5,226
5% 4/15/29	6,310	8,195
5% 4/15/30	16,995	21,979
Series 2018 B:
5% 4/15/29	2,750	3,678
5% 10/15/29	2,250	2,999
5% 10/15/30	3,240	4,298
5% 4/15/31	5,000	6,632
Series 2019:
5% 8/1/30	8,650	11,681
5% 8/1/31	4,500	6,053
5% 8/1/32	3,000	4,013
5% 8/1/33	3,450	4,593
5% 8/1/34	4,500	5,976
5% 8/1/35	5,500	7,286
Series 2020:
5% 8/1/24	1,000	1,169
5% 8/1/30	3,210	4,468
Travis County Gen. Oblig.:
Series 2016 A, 5% 3/1/24	2,905	3,335
Series 2019 A:
5% 3/1/34	5,645	7,384
5% 3/1/35	17,080	22,319
Univ. of Houston Univ. Revs. Series 2017 A, 5% 2/15/30	6,325	7,681
Univ. of Texas Board of Regents Sys. Rev.:
Series 2010, 5% 8/15/22	2,970	3,203
Series 2016 D, 5% 8/15/22	2,430	2,620
Series 2016 E, 5% 8/15/22	2,605	2,809
Series 2016 J, 5% 8/15/22	2,590	2,793
Series 2019 A, 5% 8/15/29	3,060	4,159
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B:
5% 7/1/22	1,695	1,817
5% 7/1/29	1,740	2,140

TOTAL TEXAS		1,153,634

Utah - 0.3%
Salt Lake City Arpt. Rev.:
Series 2017 A:
5% 7/1/26 (b)	1,120	1,362
5% 7/1/28 (b)	3,885	4,804
Series 2018 A:
5% 7/1/29 (b)	1,500	1,882
5% 7/1/30 (b)	1,345	1,679
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/24 (Pre-Refunded to 9/1/22 @ 100)	2,915	3,149
Utah Gen. Oblig. Series 2020 B:
5% 7/1/22	2,875	3,082
5% 7/1/23	2,740	3,069
5% 7/1/28	3,305	4,399

TOTAL UTAH		23,426

Vermont - 0.0%
Vermont Student Assistant Corp. Ed. Ln. Rev. Series 2017 A, 5% 6/15/27 (b)	1,590	1,940
Virginia - 1.0%
Arlington County IDA Hosp. Facilities Series 2020:
5% 7/1/27	120	152
5% 7/1/28	1,175	1,527
5% 7/1/30	1,265	1,713
5% 7/1/32	1,005	1,343
Chesapeake Gen. Oblig. Series 2020 A:
5% 8/1/31	1,500	2,084
5% 8/1/32	1,500	2,071
5% 8/1/33	1,500	2,060
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A, 5% 7/15/22	970	1,008
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/27	1,260	1,433
5% 6/15/29	1,385	1,565
5% 6/15/33	1,475	1,651
Norfolk Econ. Dev. Auth. Hosp. Facilities Rev. Bonds Series 2018 A, 5%, tender 11/1/28 (a)	1,455	1,893
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
4% 6/15/37	615	679
5% 6/15/32	1,750	2,073
5% 6/15/34	2,235	2,634
Virginia College Bldg. Auth. Edl. Facilities Rev.:
(21st Century College and Equip. Prog.):
Series 2017 C, 5% 2/1/26	5,540	6,854
Series 2017 E, 5% 2/1/31	10,295	13,287
(21st Century College and Equip. Progs.) Series 2020 A:
5% 2/1/34	1,050	1,409
5% 2/1/35	2,500	3,350
(Virginia Gen. Oblig.) Series 2017 E, 5% 2/1/30	8,875	11,498
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/29	6,160	7,960
Virginia Small Bus. Fing. Auth.:
(95 Express Lane LLC Proj.) Series 2012, 5% 1/1/40 (b)	7,380	7,662
Series 2020 A:
5% 1/1/28	1,100	1,382
5% 1/1/29	1,400	1,763
5% 1/1/30	1,600	1,998
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/32	1,940	2,282
5% 1/1/33	2,515	2,947
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (a)	2,200	2,280

TOTAL VIRGINIA		88,558

Washington - 2.3%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series 1997 A, 0% 6/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,990	1,945
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/22 (Escrowed to Maturity)	970	1,017
5% 1/1/23 (Pre-Refunded to 7/1/22 @ 100)	970	1,040
5% 1/1/24 (Pre-Refunded to 7/1/22 @ 100)	2,265	2,428
Port of Seattle Rev.:
Series 2013, 5% 7/1/24 (b)	1,075	1,188
Series 2016 B:
5% 10/1/26 (b)	3,625	4,364
5% 10/1/29 (b)	4,615	5,488
Series 2016:
5% 2/1/27	1,205	1,448
5% 2/1/29	2,430	2,898
Series 2018 A:
5% 5/1/29 (b)	1,515	1,853
5% 5/1/37 (b)	2,290	2,731
Series 2019, 5% 4/1/28 (b)	2,250	2,831
Port of Seattle Spl. Facility Rev. Series 2013, 5% 6/1/23 (b)	860	948
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/29	1,050	1,323
5% 1/1/36	1,140	1,404
Tobacco Settlement Auth. Rev. Series 2018:
5% 6/1/23	2,430	2,702
5% 6/1/24	3,430	3,811
Washington Gen. Oblig.:
Series 2018 A, 5% 8/1/32	14,420	18,494
Series 2018 C, 5% 8/1/30	6,665	8,543
Series 2018 D:
5% 8/1/32	24,300	31,165
5% 8/1/33	30,735	39,268
Series 2019 B, 5% 6/1/34	3,300	4,252
Series 2020 C, 5% 2/1/37	9,530	12,682
Series R-2017 A:
5% 8/1/27	1,735	2,174
5% 8/1/28	1,735	2,164
5% 8/1/30	1,735	2,155
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	240	286
5% 7/1/26	1,935	2,371
5% 7/1/29	3,100	3,885
5% 7/1/34	610	750
5% 7/1/42	5,305	6,400
(Providence Health Systems Proj.) Series 2018 B:
5% 10/1/27	2,430	3,120
5% 10/1/28	1,940	2,553
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	1,300	1,494
5% 8/15/26	1,175	1,382
5% 8/15/28	3,825	4,534
(Virginia Mason Med. Ctr. Proj.) Series 2017, 5% 8/15/31	5,780	6,734
Series 2015:
5% 1/1/23	1,100	1,199
5% 1/1/29	1,260	1,485
Series 2017, 5% 8/15/32	1,520	1,763
Series 2019 A1:
5% 8/1/31	1,000	1,289
5% 8/1/35	1,500	1,904
Washington Higher Ed. Facilities Auth. Rev.:
(Whitworth Univ. Proj.):
Series 2016 A:
5% 10/1/29	550	623
5% 10/1/31	2,635	2,956
5% 10/1/33	560	622
Series 2019, 4% 10/1/49	5,235	5,422
Series 2016 A, 5% 10/1/30	2,510	2,826

TOTAL WASHINGTON		213,914

West Virginia - 0.0%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A, 5% 1/1/36	3,000	3,664
Wisconsin - 1.4%
Pub. Fin. Auth. Series 2020 A:
5% 1/1/31	1,050	1,361
5% 1/1/34	1,000	1,276
5% 1/1/38	1,050	1,325
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/30 (c)	1,135	1,225
5.25% 5/15/37 (c)	345	371
5.25% 5/15/42 (c)	420	450
5.25% 5/15/47 (c)	420	448
5.25% 5/15/52 (c)	790	841
Pub. Fin. Auth. Solid Waste Bonds (Waste Mgmt., Inc. Proj.):
Series 2016, 2%, tender 6/1/21 (a)(b)	1,000	1,005
Series 2017 A, 0.3%, tender 2/1/21 (a)(b)	1,500	1,500
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (c)	915	982
5% 10/1/48 (c)	1,075	1,149
5% 10/1/53 (c)	3,010	3,206
Roseman Univ. of Health:
Series 2018 A, 5.35% 12/1/45	7,765	8,838
Series 2020, 5% 4/1/30 (c)	500	590
Wisconsin Ctr. District Tax Rev.:
Series 2020 C:
0% 12/15/29 (FSA Insured)	1,050	911
0% 12/15/31 (FSA Insured)	1,350	1,098
0% 12/15/32 (FSA Insured)	1,400	1,093
0% 12/15/33 (FSA Insured)	1,350	1,012
0% 12/15/34 (FSA Insured)	1,250	901
Series 2020 D:
0% 12/15/28 (FSA Insured)	255	227
0% 12/15/29 (FSA Insured)	390	338
0% 12/15/31 (FSA Insured)	1,000	813
Wisconsin Gen. Oblig. Series 1, 5% 5/1/29	4,895	6,587
Wisconsin Health & Edl. Facilities:
Series 2014 A:
5% 11/15/24	8,510	9,987
5% 11/15/27	6,515	7,543
Series 2014:
5% 5/1/26	810	916
5% 5/1/28	1,750	1,961
5% 5/1/29	865	966
Series 2016, 4% 2/15/38 (Pre-Refunded to 8/15/25 @ 100)	1,260	1,467
Series 2017 A:
5% 9/1/34	1,800	2,097
5% 9/1/36	2,100	2,428
Series 2019 B1, 2.825% 11/1/28	2,130	2,136
Series 2019 B2, 2.55% 11/1/27	1,365	1,367
Series 2019:
5% 12/15/31	1,000	1,308
5% 12/15/32	1,750	2,274
5% 12/15/34	1,720	2,223
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.) Series 2013 B:
5% 7/1/25 (Pre-Refunded to 7/1/23 @ 100)	970	1,082
5% 7/1/36 (Pre-Refunded to 7/1/23 @ 100)	6,785	7,572
Series 2012:
5% 6/1/27	1,750	1,842
5% 6/1/32	995	1,040
5% 8/15/32 (Pre-Refunded to 8/15/22 @ 100)	1,600	1,723
5% 6/1/39	2,345	2,442
Wisconsin Hsg. & Econ. Dev. Auth. Series A, 3.5% 9/1/50	9,740	10,843
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A:
5% 5/1/26	8,580	10,679
5% 5/1/27	12,590	16,142

TOTAL WISCONSIN		127,585

TOTAL MUNICIPAL BONDS
(Cost $7,957,576)		8,456,541

Municipal Notes - 2.2%
Arizona - 0.1%
Arizona St Indl. Dev. Auth. Multi Participating VRDN Series XF 10 91, 0.47% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(f)(g)	7,000	$7,000
California - 0.3%
River Islands Pub. Fing. Auth. Participating VRDN Series MIZ 90 26, 0.39% 2/4/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)(h)	32,115	32,115
Florida - 0.1%
Broward County Arpt. Sys. Rev. Participating VRDN Series XM 08 95, 0.34% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	6,300	6,300
Georgia - 0.1%
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.) Series 2018, 0.14% 1/4/21, VRDN (a)	6,200	6,200
Griffin-Spalding County Hosp. Participating VRDN Series Floaters XL 00 76, 0.44% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,950	2,950

TOTAL GEORGIA		9,150

Illinois - 0.1%
Chicago Transit Auth. Participating VRDN Series 20 XF 28 97, 0.24% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	7,100	7,100
Metropolitan Pier & Exposition Participating VRDN Series XF 09 65, 0.44% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	5,214	5,214

TOTAL ILLINOIS		12,314

Kentucky - 0.2%
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.):
Series 2020 A1, 0.19% 1/4/21, VRDN (a)(b)	10,500	10,500
Series 2020 B1, 0.19% 1/4/21, VRDN (a)(b)	10,500	10,500

TOTAL KENTUCKY		21,000

Louisiana - 0.5%
Louisiana Hsg. Corp. Multifamily Hsg. Rev. Participating VRDN Series MIZ 90 53, 0.39% 2/4/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	3,700	3,700
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 0.16% 1/7/21, VRDN (a)	38,200	38,200

TOTAL LOUISIANA		41,900

Maryland - 0.2%
Maryland Health & Higher Edl. Facilities Auth. Rev. Participating VRDN Series 005, 0.39% 1/7/21 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	17,225	17,225
Missouri - 0.0%
Lees Summit Indl. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series MIZ 90 55, 0.39% 2/4/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	1,400	1,400
New Jersey - 0.1%
New Jersey Trans. Trust Fund Auth. Participating VRDN Series XF 09 75, 0.44% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	6,210	6,210
New York - 0.3%
New York Metropolitan Trans. Auth. Rev. BAN Series 2018 C, 5% 9/1/21	14,000	14,265
New York Thruway Auth. Gen. Rev. Participating VRDN:
Series XF 09 18, 0.32% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,900	1,900
Series XM 08 30, 0.24% 1/7/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	11,410	11,410

TOTAL NEW YORK		27,575

Texas - 0.1%
Trinity Riv Pub. Facilities Corp. Tex M Participating VRDN Series XF 10 83, 0.42% 1/7/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	12,125	12,125
Utah - 0.1%
Salt Lake City Arpt. Rev. Participating VRDN Series 17 XM 0493, 0.29% 1/7/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	4,900	4,900
TOTAL MUNICIPAL NOTES
(Cost $199,185)		199,214
	Shares	Value (000s)

Money Market Funds - 4.2%
Fidelity Municipal Cash Central Fund .13% (i)(j)
(Cost $383,416)	383,376,662	383,402
TOTAL INVESTMENT IN SECURITIES - 99.2%
(Cost $8,540,177)		9,039,157
NET OTHER ASSETS (LIABILITIES) - 0.8%		74,611
NET ASSETS - 100%		$9,113,768

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $39,994,000 or 0.4% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

 (g) Coupon rates are determined by re-marketing agents based on current market conditions.

 (h) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $32,115,000 or 0.4% of net assets.

 (i) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (j) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
River Islands Pub. Fing. Auth. Participating VRDN Series MIZ 90 26, 0.39% 2/4/21 (Liquidity Facility Mizuho Cap. Markets Llc)	8/14/20	$32,115

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$976
Total	$976

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$8,655,755	$--	$8,655,755	$--
Money Market Funds	383,402	383,402	--	--
Total Investments in Securities:	$9,039,157	$383,402	$8,655,755	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	33.9%
Health Care	17.3%
Transportation	14.3%
Electric Utilities	6.1%
Special Tax	5.6%
Other	5.0%
Others* (Individually Less Than 5%)	17.8%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $8,156,761)	$8,655,755
Fidelity Central Funds (cost $383,416)	383,402
Total Investment in Securities (cost $8,540,177)		$9,039,157
Cash		62
Receivable for investments sold		8
Receivable for fund shares sold		11,355
Interest receivable		95,736
Distributions receivable from Fidelity Central Funds		29
Prepaid expenses		9
Other receivables		4
Total assets		9,146,360
Liabilities
Payable for investments purchased
Regular delivery	$11,800
Delayed delivery	9,901
Payable for fund shares redeemed	3,949
Distributions payable	4,406
Accrued management fee	1,620
Distribution and service plan fees payable	50
Other affiliated payables	779
Other payables and accrued expenses	87
Total liabilities		32,592
Net Assets		$9,113,768
Net Assets consist of:
Paid in capital		$8,614,249
Total accumulated earnings (loss)		499,519
Net Assets		$9,113,768
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($120,578 ÷ 11,088.3 shares)(a)		$10.87
Maximum offering price per share (100/96.00 of $10.87)		$11.32
Class M:
Net Asset Value and redemption price per share ($14,525 ÷ 1,336.5 shares)(a)		$10.87
Maximum offering price per share (100/96.00 of $10.87)		$11.32
Class C:
Net Asset Value and offering price per share ($26,852 ÷ 2,468.3 shares)(a)		$10.88
Intermediate Municipal Income:
Net Asset Value, offering price and redemption price per share ($4,666,119 ÷ 429,383.1 shares)		$10.87
Class I:
Net Asset Value, offering price and redemption price per share ($1,362,509 ÷ 125,183.9 shares)		$10.88
Class Z:
Net Asset Value, offering price and redemption price per share ($2,923,185 ÷ 268,482.1 shares)		$10.89

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2020
Investment Income
Interest		$202,138
Income from Fidelity Central Funds		973
Total income		203,111
Expenses
Management fee	$18,463
Transfer agent fees	8,035
Distribution and service plan fees	629
Accounting fees and expenses	795
Custodian fees and expenses	60
Independent trustees' fees and expenses	27
Registration fees	297
Audit	62
Legal	11
Miscellaneous	47
Total expenses before reductions	28,426
Expense reductions	(18)
Total expenses after reductions		28,408
Net investment income (loss)		174,703
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,988
Capital gain distributions from Fidelity Central Funds	3
Total net realized gain (loss)		9,991
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	171,099
Fidelity Central Funds	(34)
Total change in net unrealized appreciation (depreciation)		171,065
Net gain (loss)		181,056
Net increase (decrease) in net assets resulting from operations		$355,759

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$174,703	$171,196
Net realized gain (loss)	9,991	15,935
Change in net unrealized appreciation (depreciation)	171,065	257,202
Net increase (decrease) in net assets resulting from operations	355,759	444,333
Distributions to shareholders	(183,599)	(186,158)
Share transactions - net increase (decrease)	1,162,048	1,173,069
Total increase (decrease) in net assets	1,334,208	1,431,244
Net Assets
Beginning of period	7,779,560	6,348,316
End of period	$9,113,768	$7,779,560

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Intermediate Municipal Income Fund Class A

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.64	$10.25	$10.40	$10.21	$10.51
Income from Investment Operations
Net investment income (loss)A	.191	.220	.230	.238	.231
Net realized and unrealized gain (loss)	.241	.411	(.142)	.192	(.262)
Total from investment operations	.432	.631	.088	.430	(.031)
Distributions from net investment income	(.191)	(.220)	(.229)	(.237)	(.231)
Distributions from net realized gain	(.011)	(.021)	(.009)	(.003)	(.038)
Total distributions	(.202)	(.241)	(.238)	(.240)	(.269)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$10.87	$10.64	$10.25	$10.40	$10.21
Total ReturnC,D	4.11%	6.20%	.88%	4.25%	(.34)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.66%	.67%	.68%	.69%	.68%
Expenses net of fee waivers, if any	.66%	.67%	.68%	.69%	.68%
Expenses net of all reductions	.66%	.67%	.68%	.69%	.67%
Net investment income (loss)	1.79%	2.09%	2.25%	2.29%	2.19%
Supplemental Data
Net assets, end of period (in millions)	$121	$110	$87	$91	$134
Portfolio turnover rateG	18%	14%	19%H	26%	28%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class M

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.63	$10.24	$10.39	$10.21	$10.51
Income from Investment Operations
Net investment income (loss)A	.195	.223	.233	.239	.235
Net realized and unrealized gain (loss)	.251	.411	(.141)	.183	(.262)
Total from investment operations	.446	.634	.092	.422	(.027)
Distributions from net investment income	(.195)	(.223)	(.233)	(.239)	(.235)
Distributions from net realized gain	(.011)	(.021)	(.009)	(.003)	(.038)
Total distributions	(.206)	(.244)	(.242)	(.242)	(.273)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$10.87	$10.63	$10.24	$10.39	$10.21
Total ReturnC,D	4.24%	6.24%	.92%	4.17%	(.30)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.63%	.64%	.65%	.66%	.64%
Expenses net of fee waivers, if any	.63%	.64%	.65%	.66%	.64%
Expenses net of all reductions	.63%	.64%	.64%	.66%	.64%
Net investment income (loss)	1.82%	2.12%	2.28%	2.31%	2.22%
Supplemental Data
Net assets, end of period (in millions)	$15	$20	$15	$18	$19
Portfolio turnover rateG	18%	14%	19%H	26%	28%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class C

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.65	$10.25	$10.40	$10.22	$10.52
Income from Investment Operations
Net investment income (loss)A	.112	.142	.153	.160	.152
Net realized and unrealized gain (loss)	.241	.420	(.141)	.183	(.262)
Total from investment operations	.353	.562	.012	.343	(.110)
Distributions from net investment income	(.112)	(.141)	(.153)	(.160)	(.152)
Distributions from net realized gain	(.011)	(.021)	(.009)	(.003)	(.038)
Total distributions	(.123)	(.162)	(.162)	(.163)	(.190)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$10.88	$10.65	$10.25	$10.40	$10.22
Total ReturnC,D	3.34%	5.52%	.13%	3.37%	(1.08)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.40%	1.42%	1.43%	1.43%	1.42%
Expenses net of fee waivers, if any	1.40%	1.42%	1.43%	1.43%	1.42%
Expenses net of all reductions	1.40%	1.42%	1.43%	1.43%	1.42%
Net investment income (loss)	1.05%	1.34%	1.50%	1.54%	1.44%
Supplemental Data
Net assets, end of period (in millions)	$27	$34	$45	$54	$61
Portfolio turnover rateG	18%	14%	19%H	26%	28%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.63	$10.24	$10.39	$10.21	$10.51
Income from Investment Operations
Net investment income (loss)A	.225	.254	.261	.270	.265
Net realized and unrealized gain (loss)	.251	.411	(.141)	.183	(.262)
Total from investment operations	.476	.665	.120	.453	.003
Distributions from net investment income	(.225)	(.254)	(.261)	(.270)	(.265)
Distributions from net realized gain	(.011)	(.021)	(.009)	(.003)	(.038)
Total distributions	(.236)	(.275)	(.270)	(.273)	(.303)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$10.87	$10.63	$10.24	$10.39	$10.21
Total ReturnC	4.54%	6.55%	1.19%	4.48%	(.01)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.34%	.35%	.37%	.36%	.35%
Expenses net of fee waivers, if any	.34%	.35%	.37%	.36%	.35%
Expenses net of all reductions	.34%	.35%	.37%	.36%	.35%
Net investment income (loss)	2.11%	2.41%	2.56%	2.61%	2.51%
Supplemental Data
Net assets, end of period (in millions)	$4,666	$4,621	$4,867	$5,372	$4,953
Portfolio turnover rateF	18%	14%	19%G	26%	28%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class I

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.65	$10.26	$10.41	$10.22	$10.52
Income from Investment Operations
Net investment income (loss)A	.217	.246	.253	.263	.257
Net realized and unrealized gain (loss)	.242	.411	(.140)	.193	(.261)
Total from investment operations	.459	.657	.113	.456	(.004)
Distributions from net investment income	(.218)	(.246)	(.254)	(.263)	(.258)
Distributions from net realized gain	(.011)	(.021)	(.009)	(.003)	(.038)
Total distributions	(.229)	(.267)	(.263)	(.266)	(.296)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$10.88	$10.65	$10.26	$10.41	$10.22
Total ReturnC	4.36%	6.45%	1.13%	4.50%	(.09)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.41%	.43%	.44%	.44%	.43%
Expenses net of fee waivers, if any	.41%	.43%	.44%	.44%	.43%
Expenses net of all reductions	.41%	.43%	.44%	.44%	.43%
Net investment income (loss)	2.03%	2.33%	2.49%	2.54%	2.43%
Supplemental Data
Net assets, end of period (in millions)	$1,363	$1,238	$1,013	$976	$760
Portfolio turnover rateF	18%	14%	19%G	26%	28%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class Z

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.65	$10.26	$10.17
Income from Investment Operations
Net investment income (loss)B	.230	.258	.070
Net realized and unrealized gain (loss)	.252	.412	.086
Total from investment operations	.482	.670	.156
Distributions from net investment income	(.231)	(.259)	(.065)
Distributions from net realized gain	(.011)	(.021)	(.001)
Total distributions	(.242)	(.280)	(.066)
Net asset value, end of period	$10.89	$10.65	$10.26
Total ReturnC,D	4.59%	6.59%	1.54%
Ratios to Average Net AssetsE,F
Expenses before reductions	.29%	.30%	.31%G
Expenses net of fee waivers, if any	.29%	.30%	.31%G
Expenses net of all reductions	.29%	.30%	.31%G
Net investment income (loss)	2.16%	2.46%	2.62%G
Supplemental Data
Net assets, end of period (in millions)	$2,923	$1,756	$321
Portfolio turnover rateH	18%	14%	19%I

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Intermediate Municipal Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Intermediate Municipal Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$501,760
Gross unrealized depreciation	(2,403)
Net unrealized appreciation (depreciation)	$499,357
Tax Cost	$8,539,800

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$188
Net unrealized appreciation (depreciation) on securities and other investments	$499,357

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Tax-exempt Income	$174,632	$171,089
Ordinary Income	-	2,153
Long-term Capital Gains	8,967	12,916
Total	$183,599	$ 186,158

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Intermediate Municipal Income Fund	2,274,817	1,438,394

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The fee is based on an annual asset based fee of .10% of the Fund's average net assets plus an income based fee of 5% of the Fund's gross income throughout the month. For the reporting period, the total annual management fee rate was .22% of average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$285	$16
Class M	-%	.25%	43	–(a)
Class C	.75%	.25%	301	33
			$629	$ 49

 (a) In the amount of less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8
Class C(a)	6
$14

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$195.17
Class M	24.14
Class C	48.16
Intermediate Municipal Income	4,409.10
Class I	2,148.17
Class Z	1,211.05
	$8,035

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Intermediate Municipal Income Fund	.01

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $12,820 and $60,626, respectively.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Intermediate Municipal Income Fund	$19

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $18.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Class A	$2,158	$2,254
Class M	328	422
Class C	346	571
Intermediate Municipal Income	99,576	116,066
Class I	26,433	28,961
Class Z	54,758	37,884
Total	$183,599	$186,158

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Class A
Shares sold	2,407	3,326	$25,706	$35,069
Reinvestment of distributions	190	199	2,030	2,105
Shares redeemed	(1,834)	(1,672)	(19,376)	(17,613)
Net increase (decrease)	763	1,853	$8,360	$19,561
Class M
Shares sold	286	608	$3,039	$6,388
Reinvestment of distributions	29	38	311	404
Shares redeemed	(892)	(215)	(9,472)	(2,261)
Net increase (decrease)	(577)	431	$(6,122)	$4,531
Class C
Shares sold	365	556	$3,921	$5,882
Reinvestment of distributions	30	48	316	509
Shares redeemed	(1,094)	(1,862)	(11,684)	(19,514)
Net increase (decrease)	(699)	(1,258)	$(7,447)	$(13,123)
Intermediate Municipal Income
Shares sold	138,351	90,235	$1,471,825	$949,734
Reinvestment of distributions	6,122	7,410	65,490	78,190
Shares redeemed	(149,634)	(138,301)	(1,582,006)	(1,437,893)
Net increase (decrease)	(5,161)	(40,656)	$(44,691)	$(409,969)
Class I
Shares sold	47,451	37,072	$506,143	$390,233
Reinvestment of distributions	2,265	2,490	24,277	26,341
Shares redeemed	(40,806)	(22,074)	(431,205)	(232,636)
Net increase (decrease)	8,910	17,488	$99,215	$183,938
Class Z
Shares sold	172,690	159,235	$1,846,752	$1,658,592
Reinvestment of distributions	3,895	3,160	41,757	33,469
Shares redeemed	(72,944)	(28,817)	(775,776)	(303,930)
Net increase (decrease)	103,641	133,578	$1,112,733	$1,388,131

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Intermediate Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Intermediate Municipal Income Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 09, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Intermediate Municipal Income Fund
Class A	.65%
Actual		$1,000.00	$1,028.40	$3.31
Hypothetical-C		$1,000.00	$1,021.87	$3.30
Class M	.61%
Actual		$1,000.00	$1,028.60	$3.11
Hypothetical-C		$1,000.00	$1,022.07	$3.10
Class C	1.38%
Actual		$1,000.00	$1,024.60	$7.02
Hypothetical-C		$1,000.00	$1,018.20	$7.00
Intermediate Municipal Income	.33%
Actual		$1,000.00	$1,030.10	$1.68
Hypothetical-C		$1,000.00	$1,023.48	$1.68
Class I	.40%
Actual		$1,000.00	$1,029.70	$2.04
Hypothetical-C		$1,000.00	$1,023.13	$2.03
Class Z	.28%
Actual		$1,000.00	$1,030.30	$1.43
Hypothetical-C		$1,000.00	$1,023.73	$1.42

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Intermediate Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Intermediate Municipal Income Fund
Class A	02/08/21	02/05/21	$0.001
Class M	02/08/21	02/05/21	$0.001
Class C	02/08/21	02/05/21	$0.001
Intermediate Municipal Income	02/08/21	02/05/21	$0.001
Class I	02/08/21	02/05/21	$0.001
Class Z	02/08/21	02/05/21	$0.001

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $10,000,684, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2020, 100% of the fund's income dividends were free from federal income tax, and 11.03% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Intermediate Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2020 and July 2020.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Intermediate Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class M, Class Z, and the retail class ranked below the competitive median for 2019, the total expense ratio of Class I ranked equal to the competitive median for 2019, and the total expense ratio of Class C ranked above the competitive median for 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, when compared with competitor funds that charge a 1.00% 12b-1 fee, the total expense ratio of Class C is at or below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 0.68%, 0.65%, 1.43%, 0.44%, 0.31%, and 0.37% through April 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

LIM-ANN-0221
1.540000.123

Fidelity® Global Credit Fund

Annual Report

December 31, 2020

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge)	3.68%	5.03%	2.15%
Class M (incl. 4.00% sales charge)	3.78%	5.04%	2.15%
Class C (incl. contingent deferred sales charge)	6.33%	5.12%	1.88%
Fidelity® Global Credit Fund	8.36%	6.18%	2.90%
Class I	8.25%	6.16%	2.89%
Class Z	8.46%	6.20%	2.91%

 A From May 22, 2012

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

 Prior to June 1, 2017, the fund was named Fidelity® Global Bond Fund, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Credit Fund, a class of the fund, on May 22, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Global Aggregate Credit Index Hedged (USD) performed over the same period.

Period Ending Values
$12,794	Fidelity® Global Credit Fund
$15,217	Bloomberg Barclays Global Aggregate Credit Index Hedged (USD)

Management's Discussion of Fund Performance

Market Recap:  Global investment-grade bonds performed well in 2020, led by corporate bonds early and late in the year, and by U.S. Treasuries and other high-quality sovereign debt in March. The Bloomberg Barclays Global Aggregate Credit Index (Hedged) returned 7.78% for the year. Corporate bonds advanced early on, then sold off in February and March, as central banks cut rates and increased asset purchase amid the market shock of the outbreak and spread of COVID-19. At this time, spreads widened as investor looked for relatively safer assets, especially U.S. Treasury bonds, as the coronavirus pandemic and efforts to contain it threatened global economic growth and corporate earnings. This led to pockets of market illiquidity during this time frame. Aggressive intervention by the U.S. Federal Reserve and the European Central Bank boosted liquidity and led to a broad rally for risk assets from April through July. Spreads widened moderately in August and September, amid healthy issuance of new corporate bonds, then narrowed in the fourth quarter with positive news regarding vaccines. Within the index, the U.S., Canada, the United Kingdom and much of Europe each produced a gain. Overall, banks took a lesser hit than market segments that faced direct economic impacts due to the virus, such as travel.

Comments from Co-Portfolio Managers Michael Foggin and Andrew Lewis:  For 2020, the fund’s share classes posted gains roughly in the range of 7.2% to 8.3%, compared, net of fees, with the 7.78% advance of the benchmark, the Bloomberg Barclays Global Aggregate Credit Index (Hedged). We added value in 2020 by adjusting the fund’s exposure to corporate credit and high-yield bonds to match our collective view of the market risks. We added exposure to each asset class after the broad sell-off in March, which helped fund performance versus the benchmark. Security selection mainly drove the fund’s relative outperformance of the benchmark, largely due to spring and summer additions of several issues hit hard in March, such as Rolls-Royce, Ryanair, Intercontinental Hotels Group and HSBC Holdings. Within the high-yield category, owning airline leasing company AerCap detracted. Hedging the portfolio by buying out-of-the-money options on credit default swaps (CDS) indices helped the portfolio amid market volatility. This same strategy, as expected, detracted during the second half of 2020 as spreads tightened.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2020
United States of America	28.1%
United Kingdom	15.8%
Germany	13.6%
Netherlands	9.6%
France	4.6%
Ireland	4.2%
Canada	3.6%
Switzerland	3.4%
Denmark	3.3%
Other	13.8%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2020
U.S. Government and U.S. Government Agency Obligations	0.6%
AA	0.5%
A	4.0%
BBB	51.8%
BB and Below	26.4%
Not Rated	7.6%
Short-Term Investments and Net Other Assets	9.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of December 31, 2020*,**
Corporate Bonds	61.7%
U.S. Government and Government Agency Obligations	0.6%
Foreign Government and Government Agency Obligations	4.0%
Preferred Securities	24.6%
Short-Term Investments and Net Other Assets (Liabilities)	9.1%

 * Futures and Swaps - 21.8%

 ** Foreign Currency Contracts - (46.2)%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 61.7%
		Principal Amount(a)	Value
Argentina - 0.5%
YPF SA 8.5% 3/23/21 (Reg. S)		$560,000	$534,800
Bailiwick of Jersey - 1.0%
Heathrow Funding Ltd. 7.125% 2/14/24	GBP	750,000	1,174,436
Canada - 0.9%
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (b)		78,000	85,196
Cenovus Energy, Inc. 4.25% 4/15/27		864,000	943,172

TOTAL CANADA			1,028,368

Cayman Islands - 0.5%
Avolon Holdings Funding Ltd. 4.25% 4/15/26 (b)		545,000	587,034
Denmark - 3.3%
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (c)	GBP	490,000	701,097
5.375% 1/12/24 (Reg. S)		502,000	566,259
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (c)	EUR	2,150,000	2,663,288

TOTAL DENMARK			3,930,644

Finland - 0.4%
SATO Oyj 1.375% 2/24/28 (Reg. S)	EUR	400,000	500,774
France - 2.1%
BNP Paribas SA 2.219% 6/9/26 (b)(c)		200,000	209,284
Ceetrus SA 2.75% 11/26/26 (Reg. S)	EUR	200,000	262,736
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	300,000	346,520
2.125% 10/16/26 (Reg. S)	EUR	1,100,000	1,270,432
2.75% 4/13/23 (Reg. S)	EUR	300,000	364,841

TOTAL FRANCE			2,453,813

Germany - 3.1%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	450,000	511,258
Bayer AG 2.375% 4/2/75 (Reg. S) (c)	EUR	2,500,000	3,107,267

TOTAL GERMANY			3,618,525

Greece - 0.2%
Alpha Bank AE 4.25% 2/13/30 (Reg. S) (c)	EUR	200,000	228,736
Ireland - 3.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.3% 1/23/23		500,000	521,657
6.5% 7/15/25		150,000	179,283
AIB Group PLC 1.875% 11/19/29 (Reg. S) (c)	EUR	300,000	372,027
Bank Ireland Group PLC:
2.375% 10/14/29 (Reg. S) (c)	EUR	500,000	624,801
3.125% 9/19/27 (Reg. S) (c)	GBP	450,000	624,671
Cloverie PLC 4.5% 9/11/44 (Reg. S) (c)		1,445,000	1,546,150
GE Capital International Funding Co. 4.418% 11/15/35		400,000	476,977
Ryanair Ltd. 2.875% 9/15/25 (Reg. S)	EUR	150,000	195,485

TOTAL IRELAND			4,541,051

Italy - 1.9%
Aeroporti di Roma SPA 1.625% 2/2/29 (Reg. S)	EUR	200,000	245,943
Enel SpA 2.5% 11/24/78 (Reg. S) (c)	EUR	300,000	383,033
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (c)	EUR	700,000	863,722
6.572% 1/14/22 (b)		700,000	737,657

TOTAL ITALY			2,230,355

Luxembourg - 0.4%
Blackstone Property Partners Europe LP 1.75% 3/12/29 (Reg. S)	EUR	400,000	514,635
Mexico - 1.7%
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		200,000	224,688
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	200,000	243,032
3.625% 11/24/25 (Reg. S)	EUR	270,000	329,742
3.75% 2/21/24 (Reg. S)	EUR	1,000,000	1,237,302

TOTAL MEXICO			2,034,764

Netherlands - 2.7%
CTP BV:
0.625% 11/27/23 (Reg. S)	EUR	550,000	676,909
2.125% 10/1/25 (Reg. S)	EUR	450,000	581,016
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (c)		200,000	230,200
5.75% 8/15/50 (Reg. S) (c)		200,000	226,900
Deutsche Annington Finance BV 5% 10/2/23 (b)		314,000	338,236
Petrobras Global Finance BV 5.093% 1/15/30		251,000	279,865
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	350,000	414,494
Teva Pharmaceutical Finance Netherlands III BV 1.25% 3/31/23 (Reg. S)	EUR	400,000	471,117

TOTAL NETHERLANDS			3,218,737

Portugal - 0.0%
Banco Espirito Santo SA 4% 12/31/49 (Reg. S) (d)(e)	EUR	200,000	31,763
Sweden - 0.8%
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	710,000	910,816
Switzerland - 2.0%
Credit Suisse Group AG:
4.194% 4/1/31 (b)(c)		250,000	293,904
6.5% 8/8/23 (Reg. S)		1,900,000	2,137,090

TOTAL SWITZERLAND			2,430,994

United Kingdom - 10.1%
Barclays PLC:
2% 2/7/28 (Reg. S) (c)	EUR	200,000	249,644
3.932% 5/7/25 (c)		200,000	218,766
CYBG PLC 3.125% 6/22/25 (Reg. S) (c)	GBP	200,000	283,971
HSBC Holdings PLC 1.645% 4/18/26 (c)		200,000	204,512
Imperial Tobacco Finance PLC 3.5% 7/26/26 (b)		1,315,000	1,455,175
InterContinental Hotel Group PLC:
3.375% 10/8/28 (Reg. S)	GBP	1,180,000	1,772,837
3.75% 8/14/25 (Reg. S)	GBP	100,000	149,254
John Lewis PLC 6.125% 1/21/25	GBP	986,000	1,516,934
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	400,000	557,947
4.5% 7/10/27 (Reg. S)	GBP	250,000	354,494
Pension Insurance Corp. PLC 4.625% 5/7/31 (Reg. S)	GBP	100,000	161,705
Rolls-Royce PLC:
3.375% 6/18/26	GBP	940,000	1,279,470
3.625% 10/14/25 (b)		500,000	503,750
Royal Bank of Scotland Group PLC:
3.073% 5/22/28 (c)		67,000	72,690
3.622% 8/14/30 (Reg. S) (c)	GBP	200,000	294,105
Scottish & Southern Energy PLC 4.75% 9/16/77 (Reg. S) (c)		1,050,000	1,089,375
Tesco Corporate Treasury Services PLC 2.75% 4/27/30 (Reg. S)	GBP	100,000	151,430
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	240,000	349,126
Tullow Oil PLC 6.25% 4/15/22 (Reg. S)		300,000	239,250
Vodafone Group PLC:
2.625% 8/27/80 (Reg. S) (c)	EUR	300,000	376,126
6.25% 10/3/78 (Reg. S) (c)		650,000	718,575

TOTAL UNITED KINGDOM			11,999,136

United States of America - 26.3%
Air Lease Corp.:
2.875% 1/15/26		390,000	412,580
3.125% 12/1/30		275,000	285,762
American Airlines, Inc. 3.75% 4/15/27		165,341	124,200
Anthem, Inc. 2.25% 5/15/30		450,000	477,693
Ares Capital Corp.:
3.25% 7/15/25		375,000	397,343
4.25% 3/1/25		650,000	704,480
Bank of America Corp. 3.95% 4/21/25		215,000	242,356
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)		350,000	399,994
Brandywine Operating Partnership LP 4.1% 10/1/24		160,000	168,734
Brixmor Operating Partnership LP 4.125% 6/15/26		26,000	29,453
CBRE Group, Inc. 4.875% 3/1/26		190,000	224,729
Centene Corp.:
4.25% 12/15/27		570,000	604,200
4.625% 12/15/29		405,000	449,635
4.75% 1/15/25		55,000	56,443
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.2% 3/15/28		500,000	576,703
Citigroup, Inc. 4.3% 11/20/26		82,000	95,608
Cleco Corporate Holdings LLC 3.743% 5/1/26		1,115,000	1,233,689
DCP Midstream Operating LP 5.375% 7/15/25		900,000	988,938
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.3% 10/1/29 (b)		275,000	336,785
6.02% 6/15/26 (b)		1,000,000	1,220,724
Discover Financial Services 3.75% 3/4/25		550,000	605,222
Discovery Communications LLC 4.9% 3/11/26		500,000	589,494
Elanco Animal Health, Inc. 5.9% 8/28/28 (c)		350,000	413,000
Emera U.S. Finance LP 3.55% 6/15/26		500,000	561,798
Equitable Holdings, Inc. 4.35% 4/20/28		800,000	945,433
Fifth Third Bancorp 2.55% 5/5/27		365,000	397,075
Ford Motor Credit Co. LLC:
2.748% 6/14/24	GBP	400,000	546,344
4.535% 3/6/25	GBP	150,000	217,284
HCA Holdings, Inc. 4.5% 2/15/27		500,000	581,406
Hess Corp. 4.3% 4/1/27		950,000	1,046,978
Hudson Pacific Properties LP 3.95% 11/1/27		700,000	770,234
JPMorgan Chase & Co. 2.956% 5/13/31 (c)		63,000	69,063
Kraft Heinz Foods Co. 3% 6/1/26		1,100,000	1,148,435
Level 3 Financing, Inc. 3.4% 3/1/27 (b)		500,000	544,310
Michael Kors U.S.A., Inc. 4.5% 11/1/24 (b)		212,000	220,215
Micron Technology, Inc. 4.185% 2/15/27		900,000	1,046,513
MPT Operating Partnership LP/MPT Finance Corp. 3.5% 3/15/31		385,000	397,513
NextEra Energy Partners LP 4.25% 9/15/24 (b)		50,000	53,500
Nutrition & Biosciences, Inc. 1.832% 10/15/27 (b)		750,000	772,664
Omega Healthcare Investors, Inc. 4.75% 1/15/28		900,000	1,025,251
Plains All American Pipeline LP/PAA Finance Corp. 4.65% 10/15/25		800,000	894,206
Puget Energy, Inc. 4.1% 6/15/30		750,000	847,609
Reliance Standard Life Global Funding II 2.75% 5/7/25 (b)		307,000	325,568
Simon Property Group LP 2.45% 9/13/29		24,000	25,197
SITE Centers Corp.:
3.625% 2/1/25		500,000	519,262
4.7% 6/1/27		550,000	601,992
Store Capital Corp. 2.75% 11/18/30		31,000	31,509
Sunoco Logistics Partner Operations LP 4% 10/1/27		900,000	984,458
The AES Corp. 2.45% 1/15/31 (b)		715,000	724,226
The Boeing Co.:
5.04% 5/1/27		650,000	759,612
5.15% 5/1/30		450,000	544,576
The Walt Disney Co. 4.7% 3/23/50		150,000	211,500
Time Warner Cable LLC 5.875% 11/15/40		400,000	533,245
Toll Brothers Finance Corp. 4.875% 3/15/27		650,000	742,625
Unum Group 4% 3/15/24		755,000	822,731
VEREIT Operating Partnership LP:
2.2% 6/15/28		13,000	13,287
2.85% 12/15/32		15,000	15,674
Western Gas Partners LP 5.05% 2/1/30		376,000	418,300
Westinghouse Air Brake Co. 4.4% 3/15/24		400,000	437,688
Zions Bancorp NA 3.25% 10/29/29		750,000	789,778

TOTAL UNITED STATES OF AMERICA			31,224,824

TOTAL NONCONVERTIBLE BONDS
(Cost $68,860,601)			73,194,205

U.S. Government and Government Agency Obligations - 0.6%
U.S. Treasury Obligations - 0.6%
U.S. Treasury Bonds:
2.5% 2/15/45 (f)		$13,000	$15,474
3.125% 11/15/41 (f)(g)		510,000	665,948
			681,422
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $693,743)			681,422

Foreign Government and Government Agency Obligations - 4.0%
Germany - 3.1%
German Federal Republic:
0% 10/10/25 (Reg. S)	EUR	$750,000	$949,020
0% 5/15/35 (Reg. S)	EUR	2,120,000	2,737,193

TOTAL GERMANY			3,686,213

United Kingdom - 0.9%
United Kingdom, Great Britain and Northern Ireland:
1.25% 10/22/41 (Reg. S)	GBP	295,000	447,715
1.75% 1/22/49(Reg. S) (f)(h)	GBP	355,000	610,799
4.25% 12/7/46	GBP	15,000	37,546

TOTAL UNITED KINGDOM			1,096,060

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $4,637,444)			4,782,273

Preferred Securities - 24.6%
Australia - 1.0%
QBE Insurance Group Ltd.:
5.25% (Reg. S) (c)(i)		600,000	633,616
5.875% (b)(c)(i)		505,000	555,810

TOTAL AUSTRALIA			1,189,426

Canada - 0.6%
Bank of Nova Scotia:
4.65% (c)(i)		450,000	456,906
4.9% (c)(i)		250,000	271,620

TOTAL CANADA			728,526

France - 2.4%
BNP Paribas SA 6.625% (Reg. S) (c)(i)		450,000	499,696
Danone SA 1.75% (Reg. S) (c)(i)	EUR	900,000	1,137,948
EDF SA 5.25% (Reg. S) (c)(i)		1,150,000	1,240,281

TOTAL FRANCE			2,877,925

Germany - 2.1%
Allianz SE 3.5% (Reg. S) (c)(i)		600,000	613,859
Bayer AG 2.375% 11/12/79 (Reg. S) (c)	EUR	1,500,000	1,888,135

TOTAL GERMANY			2,501,994

Ireland - 0.4%
AIB Group PLC:
5.25% (Reg. S) (c)(i)	EUR	200,000	260,582
6.25% (Reg. S) (c)(i)	EUR	200,000	270,360

TOTAL IRELAND			530,942

Luxembourg - 2.3%
Aroundtown SA 3.375% (Reg. S) (c)(i)	EUR	1,100,000	1,405,402
CPI Property Group SA 4.375% (Reg. S) (c)(i)	EUR	461,000	587,263
Eurofins Scientific SA 2.875% (Reg. S) (c)(i)	EUR	585,000	734,753

TOTAL LUXEMBOURG			2,727,418

Netherlands - 6.9%
AerCap Holdings NV 5.875% 10/10/79 (c)		650,000	653,623
AT Securities BV 5.25% (Reg. S) (c)(i)		250,000	266,756
Deutsche Annington Finance BV 4% (Reg. S) (c)(i)	EUR	200,000	252,664
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (d)(i)	EUR	341,400	552,378
Telefonica Europe BV:
2.502% (Reg. S) (c)(i)	EUR	500,000	632,328
2.625% (Reg. S) (c)(i)	EUR	800,000	1,004,116
Volkswagen International Finance NV:
2.5%(Reg. S) (c)(i)	EUR	350,000	440,342
2.7%(Reg. S) (c)(i)	EUR	2,500,000	3,119,267
3.875% (Reg. S) (c)(i)	EUR	900,000	1,210,712

TOTAL NETHERLANDS			8,132,186

Spain - 0.4%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (c)(i)	EUR	400,000	511,155
Sweden - 2.3%
Heimstaden Bostad AB 3.248% (Reg. S) (c)(i)	EUR	900,000	1,160,651
Samhallsbyggnadsbolaget I Norden AB:
2.624% (Reg. S) (c)(i)	EUR	450,000	557,634
4.625% (Reg. S) (c)(i)	EUR	719,000	955,824

TOTAL SWEDEN			2,674,109

Switzerland - 1.4%
Credit Suisse Group AG 7.5% (Reg. S) (c)(i)		1,250,000	1,395,096
UBS Group AG 7% (Reg. S) (c)(i)		200,000	239,376

TOTAL SWITZERLAND			1,634,472

United Kingdom - 4.8%
Aviva PLC 6.125% (c)(i)	GBP	1,530,000	2,284,730
Barclays Bank PLC 7.625% 11/21/22		495,000	554,839
Barclays PLC 7.125% (c)(i)	GBP	200,000	305,387
HSBC Holdings PLC:
5.25% (c)(i)	EUR	500,000	646,160
6.375% (c)(i)		500,000	554,639
Lloyds Banking Group PLC 5.125% (c)(i)	GBP	550,000	786,204
Scottish & Southern Energy PLC 3.74% (Reg. S) (c)(i)	GBP	350,000	513,512

TOTAL UNITED KINGDOM			5,645,471

TOTAL PREFERRED SECURITIES
(Cost $27,058,819)			29,153,624
		Shares	Value

Money Market Funds - 8.6%
Fidelity Cash Central Fund 0.11% (j)
(Cost $10,227,167)		10,225,122	10,227,167

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount	Value
Put Options - 0.1%
Option with an exercise rate of 2.625% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 34 Index expiring December 2025, paying 5% quarterly.	3/17/21	EUR 9,300,000	$131,793
TOTAL PURCHASED SWAPTIONS
(Cost $149,963)			131,793
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $111,627,737)			118,170,484
NET OTHER ASSETS (LIABILITIES) - 0.4%			485,849
NET ASSETS - 100%			$118,656,333

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	4	March 2021	$454,028	$1,782	$1,782
Eurex Euro-Bobl Contracts (Germany)	13	March 2021	2,146,854	(4,322)	(4,322)
Eurex Euro-Bund Contracts (Germany)	14	March 2021	3,038,195	91	91
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	4	March 2021	1,100,658	2,377	2,377
TME 10 Year Canadian Note Contracts (Canada)	21	March 2021	2,459,816	6,639	6,639
TOTAL BOND INDEX CONTRACTS					6,567
Treasury Contracts
CBOT Long Term U.S. Treasury Bond Contracts (United States)	49	March 2021	8,486,188	(25,683)	(25,683)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	14	March 2021	2,189,031	(982)	(982)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	55	March 2021	11,745,938	(31,042)	(31,042)
TOTAL TREASURY CONTRACTS					(57,707)

TOTAL PURCHASED					(51,140)

Sold
Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	5	March 2021	926,755	(9,095)	(9,095)
Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	34	March 2021	4,289,578	(9,129)	(9,129)

TOTAL SOLD					(18,224)

TOTAL FUTURES CONTRACTS					$(69,364)

The notional amount of futures purchased as a percentage of Net Assets is 26.6%

The notional amount of futures sold as a percentage of Net Assets is 4.4%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $30,984,750

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
USD	488,740	EUR	398,000	BNP Paribas	1/22/21	$2,318
USD	441,945	EUR	361,000	BNP Paribas	1/22/21	743
USD	74,955	EUR	61,000	Goldman Sachs Bank USA	1/22/21	403
USD	25,008,289	EUR	20,524,000	JPMorgan Chase Bank	1/22/21	(75,439)
USD	152,362	EUR	125,000	State Street Bank And Tr Co	1/22/21	(409)
USD	15,040,323	GBP	11,135,000	Citibank NA	1/22/21	(188,840)
USD	94,073	GBP	69,000	State Street Bank And Tr Co	1/22/21	(297)
USD	84,481	GBP	62,000	State Street Bank And Tr Co	1/22/21	(315)
USD	13,198,000	EUR	10,760,482	JPMorgan Chase Bank	1/25/21	45,929
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(215,907)
					Unrealized Appreciation	49,393
					Unrealized Depreciation	(265,300)

For the period, the average contract value for forward foreign currency contracts was $52,049,502. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty(2)	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(3)	Value(1)	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
5-Year iTraxx Europe Series 25 Index		Jun. 2021	ICE	(1%)	Quarterly	EUR 1,000,000	$8,314	$0	$8,314
Akzo Nobel NV		Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,200,000	(40,142)	27,491	(12,651)
Gas Natural Capital Markets SA		Jun. 2022	BNP PARIBAS	(1%)	Quarterly	EUR 500,000	(7,633)	4,445	(3,188)
Standard Chartered PLC		Jun. 2021	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 550,000	(2,960)	(4,500)	(7,460)
Volvo Treas AB		Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 200,000	(6,190)	3,475	(2,715)
TOTAL BUY PROTECTION							(48,611)	30,911	(17,700)
Sell Protection
5-Year iTraxx Europe Senior Financial Series 25 Index	NR	Jun. 2021	ICE	1%	Quarterly	EUR 1,000,000	2,055	0	2,055

TOTAL CREDIT DEFAULT SWAPS							$(46,556)	$30,911	$(15,645)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

 (3) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

 (4) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Currency Abbreviations

EUR – European Monetary Unit

GBP – British pound

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,364,032 or 7.9% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Level 3 security

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $966,557.

 (g) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts. At period end, the value of securities pledged amounted to $259,868.

 (h) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $44,736.

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$15,299
Total	$15,299

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Cash Central Fund was $1,593,526. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $76,502,584 and $67,868,065, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$73,194,205	$--	$73,162,442	$31,763
U.S. Government and Government Agency Obligations	681,422	--	681,422	--
Foreign Government and Government Agency Obligations	4,782,273	--	4,782,273	--
Preferred Securities	29,153,624	--	29,153,624	--
Money Market Funds	10,227,167	10,227,167	--	--
Purchased Swaptions	131,793	--	131,793	--
Total Investments in Securities:	$118,170,484	$10,227,167	$107,911,554	$31,763
Derivative Instruments:
Assets
Futures Contracts	$10,889	$10,889	$--	$--
Forward Foreign Currency Contracts	49,393	--	49,393	--
Swaps	10,369	--	10,369	--
Total Assets	$70,651	$10,889	$59,762	$--
Liabilities
Futures Contracts	$(80,253)	$(80,253)	$--	$--
Forward Foreign Currency Contracts	(265,300)	--	(265,300)	--
Swaps	(56,925)	--	(56,925)	--
Total Liabilities	$(402,478)	$(80,253)	$(322,225)	$--
Total Derivative Instruments:	$(331,827)	$(69,364)	$(262,463)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$131,793	$0
Swaps(b)	10,369	(56,925)
Total Credit Risk	142,162	(56,925)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	49,393	(265,300)
Total Foreign Exchange Risk	49,393	(265,300)
Interest Rate Risk
Futures Contracts(d)	10,889	(80,253)
Total Interest Rate Risk	10,889	(80,253)
Total Value of Derivatives	$202,444	$(402,478)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items. For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $101,400,570)	$107,943,317
Fidelity Central Funds (cost $10,227,167)	10,227,167
Total Investment in Securities (cost $111,627,737)		$118,170,484
Cash		678,163
Foreign currency held at value (cost $243,612)		245,923
Unrealized appreciation on forward foreign currency contracts		49,393
Receivable for fund shares sold		442,772
Dividends receivable		11,119
Interest receivable		931,583
Distributions receivable from Fidelity Central Funds		489
Receivable for daily variation margin on futures contracts		59,945
Receivable for daily variation margin on centrally cleared OTC swaps		512
Prepaid expenses		99
Receivable from investment adviser for expense reductions		16,261
Total assets		120,606,743
Liabilities
Payable for investments purchased	$108,271
Unrealized depreciation on forward foreign currency contracts	265,300
Payable for fund shares redeemed	1,360,520
Bi-lateral OTC swaps, at value	56,925
Accrued management fee	52,398
Distribution and service plan fees payable	3,373
Other affiliated payables	15,758
Other payables and accrued expenses	87,865
Total liabilities		1,950,410
Net Assets		$118,656,333
Net Assets consist of:
Paid in capital		$114,644,279
Total accumulated earnings (loss)		4,012,054
Net Assets		$118,656,333
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($4,643,343 ÷ 463,236 shares)(a)		$10.02
Maximum offering price per share (100/96.00 of $10.02)		$10.44
Class M:
Net Asset Value and redemption price per share ($2,062,435 ÷ 205,775 shares)(a)		$10.02
Maximum offering price per share (100/96.00 of $10.02)		$10.44
Class C:
Net Asset Value and offering price per share ($2,397,802 ÷ 239,128 shares)(a)		$10.03
Global Credit:
Net Asset Value, offering price and redemption price per share ($96,583,955 ÷ 9,631,960 shares)		$10.03
Class I:
Net Asset Value, offering price and redemption price per share ($9,952,147 ÷ 992,808 shares)		$10.02
Class Z:
Net Asset Value, offering price and redemption price per share ($3,016,651 ÷ 300,379 shares)		$10.04

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$1,063,753
Interest		1,909,193
Income from Fidelity Central Funds		15,299
Total income		2,988,245
Expenses
Management fee	$523,550
Transfer agent fees	113,290
Distribution and service plan fees	38,849
Accounting fees and expenses	49,284
Custodian fees and expenses	7,018
Independent trustees' fees and expenses	296
Registration fees	95,988
Audit	118,233
Legal	737
Miscellaneous	1,436
Total expenses before reductions	948,681
Expense reductions	(198,064)
Total expenses after reductions		750,617
Net investment income (loss)		2,237,628
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	534,515
Fidelity Central Funds	(877)
Forward foreign currency contracts	(3,018,394)
Foreign currency transactions	(5,474)
Futures contracts	1,346,710
Swaps	214,991
Total net realized gain (loss)		(928,529)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	4,706,468
Fidelity Central Funds	(1)
Forward foreign currency contracts	78,785
Assets and liabilities in foreign currencies	6,197
Futures contracts	201,380
Swaps	83,038
Total change in net unrealized appreciation (depreciation)		5,075,867
Net gain (loss)		4,147,338
Net increase (decrease) in net assets resulting from operations		$6,384,966

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,237,628	$1,433,726
Net realized gain (loss)	(928,529)	2,298,729
Change in net unrealized appreciation (depreciation)	5,075,867	3,564,055
Net increase (decrease) in net assets resulting from operations	6,384,966	7,296,510
Distributions to shareholders	(3,900,997)	(2,461,064)
Distributions to shareholders from tax return of capital	–	(70,285)
Total distributions	(3,900,997)	(2,531,349)
Share transactions - net increase (decrease)	38,330,066	33,571,959
Total increase (decrease) in net assets	40,814,035	38,337,120
Net Assets
Beginning of period	77,842,298	39,505,178
End of period	$118,656,333	$77,842,298

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Credit Fund Class A

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.61	$8.70	$9.19	$8.61	$8.68
Income from Investment Operations
Net investment income (loss)A	.210	.214	.214	.141	.156
Net realized and unrealized gain (loss)	.547	1.031	(.493)	.596	.055
Total from investment operations	.757	1.245	(.279)	.737	.211
Distributions from net investment income	(.255)B	(.224)B	(.178)	–	(.175)
Distributions from net realized gain	(.092)B	(.102)B	–	–	(.100)
Tax return of capital	–	(.009)	(.033)	(.157)	(.006)
Total distributions	(.347)	(.335)	(.211)	(.157)	(.281)
Net asset value, end of period	$10.02	$9.61	$8.70	$9.19	$8.61
Total ReturnC,D	8.00%	14.37%	(3.05)%	8.60%	2.39%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.27%	1.49%	1.50%	1.63%	1.52%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	2.14%	2.28%	2.40%	1.56%	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$4,643	$4,739	$3,830	$4,320	$4,667
Portfolio turnover rateG	59%	85%	83%	150%	105%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class M

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$8.70	$9.19	$8.61	$8.68
Income from Investment Operations
Net investment income (loss)A	.210	.214	.214	.141	.156
Net realized and unrealized gain (loss)	.556	1.021	(.494)	.596	.058
Total from investment operations	.766	1.235	(.280)	.737	.214
Distributions from net investment income	(.254)B	(.224)B	(.177)	–	(.178)
Distributions from net realized gain	(.092)B	(.102)B	–	–	(.100)
Tax return of capital	–	(.009)	(.033)	(.157)	(.006)
Total distributions	(.346)	(.335)	(.210)	(.157)	(.284)
Net asset value, end of period	$10.02	$9.60	$8.70	$9.19	$8.61
Total ReturnC,D	8.10%	14.25%	(3.06)%	8.60%	2.42%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.35%	1.57%	1.58%	1.70%	1.55%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	2.14%	2.28%	2.40%	1.56%	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$2,062	$1,939	$1,757	$2,150	$2,874
Portfolio turnover rateG	59%	85%	83%	150%	105%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class C

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.61	$8.70	$9.17	$8.60	$8.67
Income from Investment Operations
Net investment income (loss)A	.136	.143	.147	.073	.088
Net realized and unrealized gain (loss)	.561	1.027	(.489)	.589	.056
Total from investment operations	.697	1.170	(.342)	.662	.144
Distributions from net investment income	(.185)B	(.150)B	(.108)	–	(.110)
Distributions from net realized gain	(.092)B	(.102)B	–	–	(.100)
Tax return of capital	–	(.007)	(.020)	(.092)	(.004)
Total distributions	(.277)	(.260)C	(.128)	(.092)	(.214)
Net asset value, end of period	$10.03	$9.61	$8.70	$9.17	$8.60
Total ReturnD,E	7.33%	13.47%	(3.74)%	7.71%	1.64%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.10%	2.33%	2.31%	2.44%	2.30%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income (loss)	1.39%	1.53%	1.65%	.82%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$2,398	$2,090	$2,290	$2,552	$3,514
Portfolio turnover rateH	59%	85%	83%	150%	105%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.61	$8.70	$9.19	$8.61	$8.68
Income from Investment Operations
Net investment income (loss)A	.234	.238	.237	.164	.179
Net realized and unrealized gain (loss)	.556	1.030	(.495)	.598	.055
Total from investment operations	.790	1.268	(.258)	.762	.234
Distributions from net investment income	(.278)B	(.246)B	(.196)	–	(.197)
Distributions from net realized gain	(.092)B	(.102)B	–	–	(.100)
Tax return of capital	–	(.010)	(.036)	(.182)	(.007)
Total distributions	(.370)	(.358)	(.232)	(.182)	(.304)
Net asset value, end of period	$10.03	$9.61	$8.70	$9.19	$8.61
Total ReturnC	8.36%	14.64%	(2.82)%	8.90%	2.65%
Ratios to Average Net AssetsD,E
Expenses before reductions	.95%	1.10%	1.18%	1.30%	1.14%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.75%
Expenses net of all reductions	.75%	.75%	.75%	.75%	.75%
Net investment income (loss)	2.39%	2.53%	2.65%	1.82%	1.97%
Supplemental Data
Net assets, end of period (000 omitted)	$96,584	$61,759	$30,263	$32,493	$41,569
Portfolio turnover rateF	59%	85%	83%	150%	105%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class I

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.61	$8.70	$9.19	$8.61	$8.68
Income from Investment Operations
Net investment income (loss)A	.234	.239	.237	.163	.179
Net realized and unrealized gain (loss)	.546	1.029	(.495)	.599	.055
Total from investment operations	.780	1.268	(.258)	.762	.234
Distributions from net investment income	(.278)B	(.246)B	(.196)	–	(.197)
Distributions from net realized gain	(.092)B	(.102)B	–	–	(.100)
Tax return of capital	–	(.010)	(.036)	(.182)	(.007)
Total distributions	(.370)	(.358)	(.232)	(.182)	(.304)
Net asset value, end of period	$10.02	$9.61	$8.70	$9.19	$8.61
Total ReturnC	8.25%	14.64%	(2.82)%	8.90%	2.65%
Ratios to Average Net AssetsD,E
Expenses before reductions	.97%	1.03%	1.14%	1.30%	1.16%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.75%
Expenses net of all reductions	.75%	.75%	.75%	.75%	.75%
Net investment income (loss)	2.39%	2.53%	2.65%	1.81%	1.97%
Supplemental Data
Net assets, end of period (000 omitted)	$9,952	$4,309	$1,265	$1,333	$2,415
Portfolio turnover rateF	59%	85%	83%	150%	105%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class Z

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$9.61	$8.70	$8.92
Income from Investment Operations
Net investment income (loss)B	.244	.247	.065
Net realized and unrealized gain (loss)	.556	1.021	(.164)
Total from investment operations	.800	1.268	(.099)
Distributions from net investment income	(.278)C	(.246)C	(.102)
Distributions from net realized gain	(.092)C	(.102)C	–
Tax return of capital	–	(.010)	(.019)
Total distributions	(.370)	(.358)	(.121)
Net asset value, end of period	$10.04	$9.61	$8.70
Total ReturnD,E	8.46%	14.64%	(1.11)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.91%	1.05%	.95%H
Expenses net of fee waivers, if any	.66%	.66%	.66%H
Expenses net of all reductions	.66%	.66%	.66%H
Net investment income (loss)	2.48%	2.61%	2.97%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,017	$3,004	$100
Portfolio turnover rateI	59%	85%	83%

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity Global Credit Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global Credit, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, passive foreign investment companies (PFIC), market discount, losses deferred due to wash sales, futures transactions and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,496,775
Gross unrealized depreciation	(672,884)
Net unrealized appreciation (depreciation)	$4,823,891
Tax Cost	$111,372,662

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$246,950
Net unrealized appreciation (depreciation) on securities and other investments	$4,847,759

The Fund intends to elect to defer to its next fiscal year $1,082,652 of ordinary losses recognized during the period November 1, 2020 to December 31, 2020.

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$3,190,192	$ 2,504,129
Long-term Capital Gains	710,805	(43,065)
Tax Return of Capital	–	70,285
Total	$3,900,997	$ 2,531,349

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$–	$71,315
Swaps	47,689	59,009
Total Credit Risk	47,689	130,324
Foreign Exchange Risk
Forward Foreign Currency Contracts	(3,018,394)	78,785
Total Foreign Exchange Risk	(3,018,394)	78,785
Interest Rate Risk
Futures Contracts	1,346,710	201,380
Swaps	167,302	24,029
Total Interest Rate Risk	1,514,012	225,409
Totals	$(1,456,693)	$434,518

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the sellers, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global Credit Fund	78,952,007	50,758,190

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$11,643	$2,339
Class M	-%	.25%	4,871	1,856
Class C	.75%	.25%	22,335	7,845
			$38,849	$12,040

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$395
Class M	81
Class C(a)	307
$783

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$7,777.17
Class M	4,917.25
Class C	5,641.25
Global Credit	83,825.11
Class I	9,880.14
Class Z	1,250.05
	$113,290

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Global Credit Fund	.05

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Global Credit Fund	$200

During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%	$12,465
Class M	1.00%	6,813
Class C	1.75%	7,761
Global Credit	.75%	149,021
Class I	.75%	15,541
Class Z	.66%	6,303
		$197,904

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $10.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $150.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Class A	$160,429	$148,329
Class M	69,153	64,048
Class C	64,019	53,188
Global Credit	3,195,290	1,967,184
Class I	317,963	114,214
Class Z	94,143	114,101
Total	$3,900,997	$2,461,064
Tax return of capital
Class A	$–	$4,236
Class M	–	1,829
Class C	–	1,519
Global Credit	–	56,180
Class I	–	3,262
Class Z	–	3,259
Total	$–	$70,285

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Class A
Shares sold	140,159	121,998	$1,381,086	$1,163,702
Reinvestment of distributions	16,130	15,847	157,956	151,649
Shares redeemed	(186,415)	(84,583)	(1,811,822)	(788,079)
Net increase (decrease)	(30,126)	53,262	$(272,780)	$527,272
Class M
Shares sold	14,212	8,634	$135,264	$81,146
Reinvestment of distributions	6,986	6,845	68,516	65,487
Shares redeemed	(17,359)	(15,494)	(161,259)	(142,972)
Net increase (decrease)	3,839	(15)	$42,521	$3,661
Class C
Shares sold	37,062	20,713	$366,121	$196,377
Reinvestment of distributions	6,446	5,694	63,405	54,696
Shares redeemed	(21,831)	(72,019)	(213,184)	(660,702)
Net increase (decrease)	21,677	(45,612)	$216,342	$(409,629)
Global Credit
Shares sold	6,812,945	3,870,777	$66,891,182	$36,526,252
Reinvestment of distributions	314,561	202,789	3,096,174	1,944,580
Shares redeemed	(3,922,900)	(1,123,171)	(37,153,274)	(10,593,060)
Net increase (decrease)	3,204,606	2,950,395	$32,834,082	$27,877,772
Class I
Shares sold	878,150	314,953	$8,653,237	$3,016,982
Reinvestment of distributions	31,941	11,928	314,824	114,591
Shares redeemed	(365,862)	(23,667)	(3,489,578)	(217,471)
Net increase (decrease)	544,229	303,214	$5,478,483	$2,914,102
Class Z
Shares sold	263,485	734,301	$2,548,551	$6,847,143
Reinvestment of distributions	9,297	9,726	91,594	93,290
Shares redeemed	(284,907)	(442,982)	(2,608,727)	(4,281,652)
Net increase (decrease)	(12,125)	301,045	$31,418	$2,658,781

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Global Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global Credit Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Global Credit Fund
Class A	1.00%
Actual		$1,000.00	$1,051.90	$5.16
Hypothetical-C		$1,000.00	$1,020.11	$5.08
Class M	1.00%
Actual		$1,000.00	$1,051.90	$5.16
Hypothetical-C		$1,000.00	$1,020.11	$5.08
Class C	1.75%
Actual		$1,000.00	$1,048.30	$9.01
Hypothetical-C		$1,000.00	$1,016.34	$8.87
Global Credit	.75%
Actual		$1,000.00	$1,053.70	$3.87
Hypothetical-C		$1,000.00	$1,021.37	$3.81
Class I	.75%
Actual		$1,000.00	$1,052.70	$3.87
Hypothetical-C		$1,000.00	$1,021.37	$3.81
Class Z	.66%
Actual		$1,000.00	$1,053.70	$3.41
Hypothetical-C		$1,000.00	$1,021.82	$3.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Credit Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Global Credit Fund
Class A	02/16/21	02/12/21	$0.020
Class M	02/16/21	02/12/21	$0.020
Class C	02/16/21	02/12/21	$0.020
Fidelity Global Credit Fund	02/16/21	02/12/21	$0.020
Class I	02/16/21	02/12/21	$0.020
Class Z	02/16/21	02/12/21	$0.020

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $958,465, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.42% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $745,808 of distributions paid during the period January 1, 2020 to December 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Credit Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Global Credit Fund

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and equal to the median of its ASPG for 2019. The Board noted that when compared to the total expenses of its load-type competitors, the fund ranks below its load-type group median.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class Z and the retail class ranked below the competitive median for 2019, the total expense ratio of each of Class A and Class M ranked equal to the competitive median for 2019, and the total expense ratio of each of Class C and Class I ranked above the competitive median for 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, when compared with competitor funds that charge a 1.00% 12b-1 fee, the total expense ratio of Class C is 1 BP above median due to higher expenses as a result of low asset levels and higher transfer agent fees as a result of small average account sizes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, 0.66%, and 0.75% through April 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

GLB-ANN-0221
1.939061.108

Fidelity Advisor® Multi-Asset Income Fund

Annual Report

December 31, 2020

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge)	11.61%	9.21%	8.71%
Class M (incl. 4.00% sales charge)	11.59%	9.21%	8.71%
Class C (incl. contingent deferred sales charge)	14.44%	9.28%	8.74%
Fidelity® Multi-Asset Income Fund	16.55%	10.35%	9.82%
Class I	16.56%	10.36%	9.83%
Class Z	16.65%	10.40%	9.86%

 A From September 9, 2015

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

 The initial offering of Fidelity® Multi-Asset Income Fund shares took place on March 28, 2018. Returns prior to March 28, 2018 are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Multi-Asset Income Fund - Class A on September 9, 2015, when the fund started, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,591	Fidelity Advisor® Multi-Asset Income Fund - Class A
$12,410	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, followed by a historic rebound that culminated with the index closing the year at an all-time high. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November and December were much different, as investors digested election results and regulatory approvals for two COVID-19 vaccines in the U.S. Turning to fixed income, U.S. taxable investment-grade bonds rose 7.51% in 2020, according to the Bloomberg Barclays U.S. Aggregate Bond Index, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the outbreak and spread of COVID-19.

Comments from Lead Manager Adam Kramer:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 15% to 17%, topping the 13.66% advance of the Composite index, a 50/50 blend of the S&P 500® index and the Bloomberg Barclays U.S. Aggregate Bond Index. Asset allocation drove much of the fund’s outperformance of the Composite in 2020, largely driven by timely exposure to U.S. Treasuries/government debt. An overweighting in 30-year Treasury bonds heading into the pandemic and their sale last spring especially helped. Additionally, not owning mortgage-backed securities and having a stake in equities of roughly 50%, on average, aided performance. Security selection, notably among high-yield bonds, convertible securities and Treasuries/government debt, gave an added boost. Top individual relative contributors outside of Treasuries included non-benchmark stakes in convertible bonds issued by Penn National Gaming (+289%), a position we added in 2020, and electric vehicle maker Tesla (+205%). Conversely, stock picks hindered relative performance, largely due to the fund’s bias toward dividend-paying, value securities, which lagged growth stocks for the year. Shares of oil tanker company Scorpio Tankers (-69%), which was not in the Composite index, was the biggest individual detractor. Scorpio was not in the fund at year-end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of December 31, 2020

(by issuer, excluding cash equivalents)	% of fund's net assets
U.S. Treasury Obligations	8.9
Petroleos Mexicanos	2.3
Apple, Inc.	2.2
DHT Holdings, Inc.	2.1
Alphabet, Inc.	1.6
17.1

Top Five Market Sectors as of December 31, 2020

% of fund's net assets
Information Technology	12.9
Financials	11.8
Consumer Discretionary	11.2
Energy	10.6
Communication Services	10.1

Quality Diversification (% of fund's net assets)

As of December 31, 2020
U.S. Government and U.S. Government Agency Obligations	8.9%
AAA,AA,A	0.4%
BBB	3.7%
BB	8.7%
B	7.4%
CCC,CC,C	5.0%
Not Rated	6.6%
Equities	58.7%
Short-Term Investments and Net Other Assets	0.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2020*
Preferred Securities	1.6%
Corporate Bonds	28.3%
U.S. Government and U.S. Government Agency Obligations	8.9%
Foreign Government & Government Agency Obligations	0.6%
Bank Loan Obligations	1.3%
Stocks	58.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 21.8%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Corporate Bonds - 28.3%
		Principal Amount(a)	Value
Convertible Bonds - 8.9%
COMMUNICATION SERVICES - 0.6%
Entertainment - 0.5%
World Wrestling Entertainment, Inc. 3.375% 12/15/23		$475,000	$963,816
Zynga, Inc. 0.25% 6/1/24		436,000	581,490
			1,545,306
Media - 0.1%
DISH Network Corp. 3.375% 8/15/26		535,000	509,979
TOTAL COMMUNICATION SERVICES			2,055,285
CONSUMER DISCRETIONARY - 1.8%
Automobiles - 0.1%
Tesla, Inc. 2% 5/15/24		31,000	352,451
Hotels, Restaurants & Leisure - 0.6%
Carnival Corp. 5.75% 4/1/23 (b)		225,000	532,329
Penn National Gaming, Inc. 2.75% 5/15/26		394,000	1,486,246
			2,018,575
Internet & Direct Marketing Retail - 0.6%
Etsy, Inc. 0.125% 10/1/26		321,000	681,082
The Booking Holdings, Inc. 0.75% 5/1/25 (b)		1,065,000	1,547,240
			2,228,322
Leisure Products - 0.3%
Callaway Golf Co. 2.75% 5/1/26 (b)		623,000	990,712
Specialty Retail - 0.2%
Dick's Sporting Goods, Inc. 3.25% 4/15/25 (b)		310,000	551,994
TOTAL CONSUMER DISCRETIONARY			6,142,054
CONSUMER STAPLES - 0.4%
Tobacco - 0.4%
Turning Point Brands, Inc. 2.5% 7/15/24		1,312,000	1,475,129
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Antero Resources Corp. 4.25% 9/1/26 (b)		250,000	371,787
Pioneer Natural Resources Co. 0.25% 5/15/25 (b)		733,000	973,929
			1,345,716
FINANCIALS - 0.3%
Capital Markets - 0.1%
Cowen Group, Inc. 3% 12/15/22		275,000	420,844
Mortgage Real Estate Investment Trusts - 0.2%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. 4.125% 9/1/22		216,000	505,025
TOTAL FINANCIALS			925,869
HEALTH CARE - 0.7%
Biotechnology - 0.4%
Esperion Therapeutics, Inc. 4% 11/15/25 (b)		250,000	244,197
Intercept Pharmaceuticals, Inc. 3.25% 7/1/23		300,000	231,273
Novavax, Inc. 3.75% 2/1/23		819,000	1,022,551
			1,498,021
Health Care Equipment & Supplies - 0.3%
Livanova U.S.A., Inc. 3% 12/15/25 (b)		239,000	312,493
Tandem Diabetes Care, Inc. 1.5% 5/1/25 (b)		450,000	529,962
			842,455
TOTAL HEALTH CARE			2,340,476
INDUSTRIALS - 1.4%
Air Freight & Logistics - 0.5%
Air Transport Services Group, Inc. 1.125% 10/15/24		1,309,500	1,554,259
Airlines - 0.2%
Southwest Airlines Co. 1.25% 5/1/25		433,000	628,933
Construction & Engineering - 0.3%
Granite Construction, Inc. 2.75% 11/1/24		1,108,000	1,192,277
Marine - 0.1%
Seaspan Corp. 3.75% 12/15/25 (b)		310,000	332,623
Professional Services - 0.3%
FTI Consulting, Inc. 2% 8/15/23		700,000	874,650
TOTAL INDUSTRIALS			4,582,742
INFORMATION TECHNOLOGY - 3.2%
IT Services - 0.2%
Akamai Technologies, Inc. 0.125% 5/1/25		260,000	321,788
Shift4 Payments, Inc. 0% 12/15/25 (b)		310,000	378,288
			700,076
Semiconductors & Semiconductor Equipment - 1.4%
Advanced Micro Devices, Inc. 2.125% 9/1/26		89,000	1,018,969
Microchip Technology, Inc. 1.625% 2/15/25		639,000	1,936,261
Micron Technology, Inc. 3.125% 5/1/32		87,000	654,706
ON Semiconductor Corp. 1.625% 10/15/23		653,000	1,094,091
			4,704,027
Software - 1.6%
Coupa Software, Inc. 0.375% 6/15/26 (b)		335,000	450,497
LivePerson, Inc.:
0% 12/15/26 (b)		480,000	524,316
0.75% 3/1/24		293,000	517,001
MicroStrategy, Inc. 0.75% 12/15/25 (b)		2,009,000	2,591,563
SailPoint Technologies Holding, Inc. 0.125% 9/15/24		224,000	436,209
ServiceNow, Inc. 0% 6/1/22		140,000	570,713
Workday, Inc. 0.25% 10/1/22		335,000	559,769
			5,650,068
TOTAL INFORMATION TECHNOLOGY			11,054,171
MATERIALS - 0.1%
Chemicals - 0.1%
Livent Corp. 4.125% 7/15/25 (b)		200,000	460,113

TOTAL CONVERTIBLE BONDS			30,381,555

Nonconvertible Bonds - 19.4%
COMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 0.7%
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (b)		150,000	161,831
Frontier Communications Corp. 5.875% 10/15/27 (b)		200,000	216,250
Level 3 Financing, Inc. 4.25% 7/1/28 (b)		225,000	231,188
Sable International Finance Ltd. 5.75% 9/7/27 (b)		170,000	180,838
Sprint Capital Corp. 8.75% 3/15/32		595,000	942,108
Windstream Escrow LLC 7.75% 8/15/28 (b)		245,000	246,715
Zayo Group Holdings, Inc.:
4% 3/1/27 (b)		325,000	325,813
6.125% 3/1/28 (b)		175,000	185,063
			2,489,806
Entertainment - 0.2%
Allen Media LLC 10.5% 2/15/28 (b)		500,000	518,750
Interactive Media & Services - 0.1%
TripAdvisor, Inc. 7% 7/15/25 (b)		300,000	324,000
Media - 1.0%
Altice France Holding SA 10.5% 5/15/27 (b)		630,000	707,175
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.5% 8/15/30 (b)		235,000	249,394
5.125% 5/1/27 (b)		360,000	382,028
5.75% 2/15/26 (b)		345,000	355,988
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.908% 7/23/25		5,000	5,809
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (b)		715,000	580,938
Meredith Corp. 6.875% 2/1/26		555,000	541,125
Nexstar Broadcasting, Inc. 4.75% 11/1/28 (b)		300,000	313,875
Radiate Holdco LLC/Radiate Financial Service Ltd. 6.5% 9/15/28 (b)		350,000	367,500
Time Warner Cable LLC 6.55% 5/1/37		5,000	6,856
Ziggo Bond Co. BV 5.125% 2/28/30 (b)		65,000	68,595
			3,579,283
TOTAL COMMUNICATION SERVICES			6,911,839
CONSUMER DISCRETIONARY - 4.0%
Auto Components - 0.0%
Dana, Inc. 5.625% 6/15/28		140,000	150,742
Automobiles - 0.6%
Aston Martin Capital Holdings Ltd. 10.5% 11/30/25 (b)		180,000	197,807
Ford Motor Co.:
5.291% 12/8/46		1,050,000	1,097,250
8.5% 4/21/23		585,000	658,423
			1,953,480
Diversified Consumer Services - 0.1%
Sotheby's 7.375% 10/15/27 (b)		395,000	423,144
Hotels, Restaurants & Leisure - 1.4%
Affinity Gaming LLC 6.875% 12/15/27 (b)		730,000	763,763
Boyd Gaming Corp.:
4.75% 12/1/27		330,000	342,788
8.625% 6/1/25 (b)		255,000	283,608
Caesars Entertainment, Inc.:
6.25% 7/1/25 (b)		410,000	436,650
8.125% 7/1/27 (b)		600,000	664,214
Marriott International, Inc. 5.75% 5/1/25		275,000	321,608
POWDR Corp. 6% 8/1/25 (b)		365,000	384,163
Scientific Games Corp.:
5% 10/15/25 (b)		190,000	196,059
7% 5/15/28 (b)		245,000	263,426
8.625% 7/1/25 (b)		200,000	219,000
SeaWorld Parks & Entertainment, Inc. 9.5% 8/1/25 (b)		340,000	369,113
Sizzling Platter LLC/Sizzling Platter Finance Co. 8.5% 11/28/25 (b)		200,000	208,040
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.75% 4/15/25 (b)		200,000	216,750
			4,669,182
Household Durables - 0.2%
Empire Communities Corp. 7% 12/15/25 (b)		285,000	300,350
LGI Homes, Inc. 6.875% 7/15/26 (b)		225,000	236,250
			536,600
Leisure Products - 0.4%
Vista Outdoor, Inc. 5.875% 10/1/23		1,470,000	1,484,700
Specialty Retail - 1.2%
Asbury Automotive Group, Inc. 4.5% 3/1/28		273,000	284,603
Burlington Coat Factory Warehouse Corp. 6.25% 4/15/25 (b)		260,000	276,250
Carvana Co. 5.875% 10/1/28 (b)		1,045,000	1,085,065
GRD Holding III Corp. 8.75% 9/1/25 (b)		250,000	270,625
Guitar Center, Inc. 8.5% 1/15/26 (b)		350,000	364,000
Ken Garff Automotive LLC 4.875% 9/15/28 (b)		370,000	384,800
L Brands, Inc.:
6.625% 10/1/30 (b)		250,000	276,250
6.75% 7/1/36		275,000	306,384
6.875% 7/1/25 (b)		55,000	59,718
LBM Acquisition LLC 6.25% 1/15/29 (b)		110,000	114,436
Michaels Stores, Inc. 4.75% 10/1/27 (b)		300,000	307,500
Sally Holdings LLC 5.5% 11/1/23		275,000	276,375
			4,006,006
Textiles, Apparel & Luxury Goods - 0.1%
Wolverine World Wide, Inc. 5% 9/1/26 (b)		400,000	408,000
TOTAL CONSUMER DISCRETIONARY			13,631,854
CONSUMER STAPLES - 0.8%
Food & Staples Retailing - 0.6%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 4.875% 2/15/30 (b)		305,000	336,073
C&S Group Enterprises LLC 5% 12/15/28 (b)		200,000	199,486
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (b)		205,000	230,113
Performance Food Group, Inc. 5.5% 10/15/27 (b)		255,000	269,025
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (b)		400,000	422,000
Sysco Corp. 6.6% 4/1/50		350,000	538,227
			1,994,924
Food Products - 0.2%
Del Monte Foods, Inc. 11.875% 5/15/25 (b)		475,000	539,125
JBS U.S.A. Lux SA / JBS Food Co. 5.5% 1/15/30 (b)		220,000	252,727
			791,852
TOTAL CONSUMER STAPLES			2,786,776
ENERGY - 4.3%
Oil, Gas & Consumable Fuels - 4.3%
Antero Resources Corp. 5.125% 12/1/22		450,000	448,830
Cheniere Energy Partners LP 5.625% 10/1/26		375,000	390,938
Cheniere Energy, Inc. 4.625% 10/15/28 (b)		400,000	420,000
CNX Resources Corp. 6% 1/15/29 (b)		220,000	225,387
Comstock Resources, Inc.:
9.75% 8/15/26		155,000	166,238
9.75% 8/15/26		380,000	407,550
Endeavor Energy Resources LP/EER Finance, Inc. 6.625% 7/15/25 (b)		205,000	219,350
Genesis Energy LP/Genesis Energy Finance Corp. 8% 1/15/27		310,000	308,450
Global Partners LP/GLP Finance Corp.:
6.875% 1/15/29 (b)		350,000	378,875
7% 8/1/27		38,000	40,660
New Fortress Energy LLC 6.75% 9/15/25 (b)		450,000	476,573
Northern Oil & Gas, Inc. 8.5% 5/15/23 pay-in-kind		1,615,000	1,429,275
Occidental Petroleum Corp.:
2.9% 8/15/24		655,000	630,438
7.2% 4/1/28		550,000	561,000
Petroleos Mexicanos:
5.125% 3/15/23 (Reg. S)	EUR	1,050,000	1,331,236
6.625% 6/15/35		1,315,000	1,295,275
6.95% 1/28/60		1,030,000	966,810
7.19% 9/12/24 (b)	MXN	10,740,700	489,652
7.69% 1/23/50		3,655,000	3,685,154
Sabine Pass Liquefaction LLC 4.5% 5/15/30 (b)		2,000	2,369
Teekay Corp. 9.25% 11/15/22 (b)		530,000	538,613
The Williams Companies, Inc. 5.75% 6/24/44		20,000	25,885
Viper Energy Partners LP 5.375% 11/1/27 (b)		370,000	386,650
			14,825,208
FINANCIALS - 0.7%
Banks - 0.1%
HAT Holdings I LLC/HAT Holdings II LLC 6% 4/15/25 (b)		150,000	160,500
Consumer Finance - 0.5%
Ally Financial, Inc.:
8% 11/1/31		275,000	391,245
8% 11/1/31		350,000	513,482
Ford Motor Credit Co. LLC 5.125% 6/16/25		345,000	375,119
PRA Group, Inc. 7.375% 9/1/25 (b)		285,000	309,581
SLM Corp. 4.2% 10/29/25		200,000	211,250
			1,800,677
Insurance - 0.1%
Acrisure LLC / Acrisure Finance, Inc. 7% 11/15/25 (b)		225,000	234,236
AmWINS Group, Inc. 7.75% 7/1/26 (b)		55,000	59,065
			293,301
TOTAL FINANCIALS			2,254,478
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Hologic, Inc. 4.625% 2/1/28 (b)		200,000	212,250
Ortho-Clinical Diagnostics, Inc. 7.25% 2/1/28 (b)		55,000	58,025
			270,275
Health Care Providers & Services - 0.0%
Jaguar Holding Co. II/Pharmaceutical Product Development LLC 5% 6/15/28 (b)		200,000	213,500
TOTAL HEALTH CARE			483,775
INDUSTRIALS - 3.7%
Aerospace & Defense - 1.9%
Bombardier, Inc.:
6% 10/15/22 (b)		1,530,000	1,501,925
7.875% 4/15/27 (b)		550,000	505,692
BWX Technologies, Inc. 4.125% 6/30/28 (b)		140,000	145,775
Embraer Netherlands Finance BV 6.95% 1/17/28 (b)		525,000	593,250
Howmet Aerospace, Inc.:
5.95% 2/1/37		350,000	421,750
6.875% 5/1/25		135,000	157,950
The Boeing Co.:
5.805% 5/1/50		1,800,000	2,482,654
5.93% 5/1/60		400,000	566,416
TransDigm, Inc. 5.5% 11/15/27		265,000	278,913
			6,654,325
Air Freight & Logistics - 0.1%
XPO Logistics, Inc. 6.25% 5/1/25 (b)		295,000	317,461
Airlines - 0.3%
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.75% 10/20/28 (b)		400,000	436,500
Mileage Plus Holdings LLC 6.5% 6/20/27 (b)		280,000	301,000
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (b)		240,000	268,800
			1,006,300
Building Products - 0.0%
Shea Homes Ltd. Partnership/Corp. 4.75% 4/1/29 (b)		150,000	154,125
Commercial Services & Supplies - 0.4%
APX Group, Inc.:
6.75% 2/15/27 (b)		365,000	392,375
7.625% 9/1/23		475,000	492,813
PowerTeam Services LLC 9.033% 12/4/25 (b)		360,000	400,540
			1,285,728
Construction & Engineering - 0.2%
AECOM 5.875% 10/15/24		160,000	178,445
Pike Corp. 5.5% 9/1/28 (b)		425,000	448,906
			627,351
Machinery - 0.1%
ATS Automation Tooling System, Inc. 4.125% 12/15/28 (b)		245,000	249,288
Marine - 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)		975,000	643,500
Professional Services - 0.1%
ASGN, Inc. 4.625% 5/15/28 (b)		250,000	260,000
Road & Rail - 0.4%
Uber Technologies, Inc.:
6.25% 1/15/28 (b)		270,000	293,625
7.5% 9/15/27 (b)		310,000	341,000
8% 11/1/26 (b)		305,000	332,069
Watco Companies LLC / Watco Finance Corp. 6.5% 6/15/27 (b)		300,000	324,750
			1,291,444
TOTAL INDUSTRIALS			12,489,522
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.1%
SSL Robotics LLC 9.75% 12/31/23 (b)		310,000	350,300
IT Services - 0.4%
GTT Communications, Inc. 7.875% 12/31/24 (b)		1,340,000	536,000
Rackspace Hosting, Inc. 5.375% 12/1/28 (b)		140,000	146,678
Science Applications International Corp. 4.875% 4/1/28 (b)		250,000	265,000
Unisys Corp. 6.875% 11/1/27 (b)		250,000	273,125
			1,220,803
Software - 0.1%
LogMeIn, Inc. 5.5% 9/1/27 (b)		250,000	261,875
Technology Hardware, Storage & Peripherals - 0.1%
Diebold Nixdorf, Inc. 8.5% 4/15/24		375,000	379,688
TOTAL INFORMATION TECHNOLOGY			2,212,666
MATERIALS - 2.3%
Chemicals - 0.4%
Olin Corp.:
5% 2/1/30		130,000	138,450
5.625% 8/1/29		75,000	81,469
The Chemours Co. LLC:
5.375% 5/15/27		430,000	457,950
5.75% 11/15/28 (b)		525,000	535,500
Tronox, Inc. 6.5% 4/15/26 (b)		250,000	260,313
			1,473,682
Construction Materials - 0.1%
Summit Materials LLC/Summit Materials Finance Corp. 5.25% 1/15/29 (b)		165,000	173,250
Containers & Packaging - 0.4%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (b)(c)		350,000	373,625
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 5.25% 8/15/27 (b)		325,000	341,188
BWAY Holding Co. 7.25% 4/15/25 (b)		425,000	429,250
Crown Americas LLC/Crown Americas Capital Corp. IV 4.5% 1/15/23		170,000	179,372
Graham Packaging Co., Inc. 7.125% 8/15/28 (b)		95,000	104,975
Trivium Packaging Finance BV 8.5% 8/15/27 (b)		75,000	82,125
			1,510,535
Metals & Mining - 1.4%
Allegheny Technologies, Inc. 5.875% 12/1/27		150,000	157,875
Arconic Rolled Products Corp. 6.125% 2/15/28 (b)		85,000	91,641
First Quantum Minerals Ltd.:
6.875% 3/1/26 (b)		325,000	339,523
6.875% 10/15/27 (b)		325,000	351,406
7.25% 4/1/23 (b)		435,000	446,014
FMG Resources (August 2006) Pty Ltd. 4.5% 9/15/27 (b)		250,000	277,748
Infrabuild Australia Pty Ltd. 12% 10/1/24 (b)		2,272,000	2,297,560
Joseph T. Ryerson & Son, Inc. 8.5% 8/1/28 (b)		136,000	154,020
Kaiser Aluminum Corp. 6.5% 5/1/25 (b)		200,000	214,000
United States Steel Corp. 6.875% 8/15/25		450,000	429,750
			4,759,537
TOTAL MATERIALS			7,917,004
REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Service Properties Trust 7.5% 9/15/25		225,000	259,224
Uniti Group LP / Uniti Group Finance, Inc.:
6% 4/15/23 (b)		730,000	744,600
8.25% 10/15/23		440,000	443,300
VICI Properties, Inc. 4.625% 12/1/29 (b)		305,000	326,350
			1,773,474
Real Estate Management & Development - 0.1%
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (b)		90,000	94,050
TOTAL REAL ESTATE			1,867,524
UTILITIES - 0.2%
Electric Utilities - 0.2%
Clearway Energy Operating LLC 5% 9/15/26		60,000	62,100
Pacific Gas & Electric Co. 4.95% 7/1/50		385,000	458,035
Vistra Operations Co. LLC 5.5% 9/1/26 (b)		300,000	312,660
			832,795

TOTAL NONCONVERTIBLE BONDS			66,213,441

TOTAL CORPORATE BONDS
(Cost $87,763,202)			96,594,996

U.S. Treasury Obligations - 8.9%
U.S. Treasury Bonds 1.625% 11/15/50
(Cost $30,344,442)		30,750,000	30,567,400

Commercial Mortgage Securities - 0.0%
BANK Series 2020-BN30 Class MCDG, 2.9182% 12/10/53 (Cost $176,504)(c)		$200,000	$176,575

Foreign Government and Government Agency Obligations - 0.6%
Brazilian Federative Republic:
10% 1/1/23	BRL	1,675,000	356,108
10% 1/1/25	BRL	1,360,000	302,689
10% 1/1/27	BRL	1,115,000	253,387
Dominican Republic 5.875% 1/30/60 (b)		915,000	1,003,069
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,887,320)			1,915,253
		Shares	Value

Common Stocks - 50.9%
COMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.		1,150	33,074
BCE, Inc. (d)		21,600	924,480
TELUS Corp.		51,800	1,025,908
Verizon Communications, Inc.		26,507	1,557,286
			3,540,748
Entertainment - 1.1%
Activision Blizzard, Inc.		14,139	1,312,806
Score Media & Gaming, Inc. (e)		1,062,600	1,252,180
The Walt Disney Co.		6,483	1,174,590
			3,739,576
Interactive Media & Services - 1.7%
Alphabet, Inc. Class A (e)		3,028	5,306,994
Facebook, Inc. Class A (e)		1,775	484,859
			5,791,853
Media - 1.7%
Comcast Corp. Class A		34,262	1,795,329
Fox Corp. Class A		58,300	1,697,696
Interpublic Group of Companies, Inc.		92	2,164
ViacomCBS, Inc. Class B		63,700	2,373,462
			5,868,651
Wireless Telecommunication Services - 0.6%
Rogers Communications, Inc. Class B		41,100	1,914,849
T-Mobile U.S., Inc.		40	5,394
			1,920,243

TOTAL COMMUNICATION SERVICES			20,861,071

CONSUMER DISCRETIONARY - 4.2%
Automobiles - 0.2%
Aston Martin Lagonda Global Holdings PLC (b)(e)		21,000	576,935
Hotels, Restaurants & Leisure - 1.6%
A&W Revenue Royalties Income Fund		35,300	944,550
Boston Pizza Royalties Income Fund		58,100	494,322
Boyd Gaming Corp.		23,100	991,452
Caesars Entertainment, Inc. (e)		20,800	1,544,816
McDonald's Corp.		428	91,840
Pizza Pizza Royalty Corp.		128,500	928,745
Starbucks Corp.		3,846	411,445
The Keg Royalties Income Fund		8,200	78,335
			5,485,505
Household Durables - 1.1%
Lennar Corp. Class A		4,938	376,424
Newell Brands, Inc.		26,200	556,226
Sony Corp. sponsored ADR		22,500	2,274,750
Tempur Sealy International, Inc. (e)		28	756
Whirlpool Corp.		2,500	451,225
			3,659,381
Internet & Direct Marketing Retail - 0.4%
Amazon.com, Inc. (e)		415	1,351,626
eBay, Inc.		33	1,658
			1,353,284
Leisure Products - 0.1%
Vista Outdoor, Inc. (e)		13,615	323,492
Multiline Retail - 0.2%
Canadian Tire Ltd. Class A (non-vtg.)		6,050	795,307
Dollar General Corp.		20	4,206
Dollar Tree, Inc. (e)		24	2,593
Nordstrom, Inc.		74	2,310
Target Corp.		28	4,943
			809,359
Specialty Retail - 0.6%
Best Buy Co., Inc.		4,015	400,657
Burlington Stores, Inc. (e)		10	2,616
Lowe's Companies, Inc.		5,468	877,669
Ross Stores, Inc.		13	1,597
The Home Depot, Inc.		1,017	270,136
TJX Companies, Inc.		82	5,600
Williams-Sonoma, Inc.		4,100	417,544
			1,975,819
Textiles, Apparel & Luxury Goods - 0.0%
Columbia Sportswear Co.		21	1,835
PVH Corp.		16	1,502
Tapestry, Inc.		70	2,176
			5,513

TOTAL CONSUMER DISCRETIONARY			14,189,288

CONSUMER STAPLES - 3.0%
Beverages - 1.2%
Constellation Brands, Inc. Class A (sub. vtg.)		8,000	1,752,400
Diageo PLC		27	1,068
Keurig Dr. Pepper, Inc.		42	1,344
PepsiCo, Inc.		7,025	1,041,808
The Coca-Cola Co.		21,588	1,183,886
			3,980,506
Food & Staples Retailing - 0.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		30	1,022
BJ's Wholesale Club Holdings, Inc. (e)		41	1,528
Costco Wholesale Corp.		2,304	868,101
Kroger Co.		77	2,446
Sysco Corp.		40	2,970
Walmart, Inc.		11,126	1,603,813
			2,479,880
Food Products - 0.9%
Mondelez International, Inc.		8,264	483,196
Nestle SA:
(Reg. S)		14	1,655
sponsored ADR		8,350	983,630
The Kraft Heinz Co.		51,600	1,788,456
			3,256,937
Household Products - 0.2%
Procter & Gamble Co.		4,645	646,305
Personal Products - 0.0%
Estee Lauder Companies, Inc. Class A		5	1,331

TOTAL CONSUMER STAPLES			10,364,959

ENERGY - 5.2%
Oil, Gas & Consumable Fuels - 5.2%
BP PLC		343	1,184
Cheniere Energy, Inc. (e)		9,800	588,294
Chevron Corp.		13,389	1,130,701
ConocoPhillips Co.		549	21,955
DHT Holdings, Inc.		1,376,493	7,199,058
Enterprise Products Partners LP		206,618	4,047,647
Enviva Partners LP		22,700	1,031,034
Euronav NV		8,300	66,400
Exxon Mobil Corp.		171	7,049
Hess Midstream LP		71,200	1,393,384
HollyFrontier Corp.		19,300	498,905
Imperial Oil Ltd.		164	3,113
Phillips 66 Co.		42	2,937
Suncor Energy, Inc.		191	3,204
Sunoco Logistics Partners, LP		50,100	1,441,878
Valero Energy Corp.		8,942	505,849
			17,942,592
FINANCIALS - 8.2%
Banks - 4.1%
Bank of America Corp.		82,083	2,487,936
Canadian Imperial Bank of Commerce		15,250	1,302,522
Citigroup, Inc.		29,546	1,821,806
Comerica, Inc.		23,200	1,295,952
Huntington Bancshares, Inc.		131	1,655
JPMorgan Chase & Co.		16,912	2,149,008
KBC Groep NV		4,500	314,893
M&T Bank Corp.		4,235	539,116
Mitsubishi UFJ Financial Group, Inc. sponsored ADR		290,000	1,284,700
PNC Financial Services Group, Inc.		21	3,129
Sumitomo Mitsui Financial Group, Inc. ADR		220,400	1,359,868
Wells Fargo & Co.		45,031	1,359,036
			13,919,621
Capital Markets - 3.7%
AllianceBernstein Holding LP		66,800	2,255,836
B3 SA - Brasil Bolsa Balcao		125,300	1,495,147
BlackRock, Inc. Class A		2,708	1,953,930
CI Financial Corp.		34,700	430,172
Houlihan Lokey		6,100	410,103
IGM Financial, Inc.		32,700	886,540
KKR & Co. LP		70	2,834
Lazard Ltd. Class A		37,600	1,590,480
Morgan Stanley		32,800	2,247,784
Raymond James Financial, Inc.		13,026	1,246,197
The Blackstone Group LP		34	2,204
			12,521,227
Consumer Finance - 0.0%
Capital One Financial Corp.		82	8,106
Diversified Financial Services - 0.4%
Equitable Holdings, Inc.		61,700	1,578,903
Insurance - 0.0%
American International Group, Inc.		30	1,136
Chubb Ltd.		41	6,311
Marsh & McLennan Companies, Inc.		30	3,510
The Travelers Companies, Inc.		49	6,878
			17,835

TOTAL FINANCIALS			28,045,692

HEALTH CARE - 3.3%
Biotechnology - 0.6%
AbbVie, Inc.		13,838	1,482,742
Amgen, Inc.		2,140	492,029
			1,974,771
Health Care Equipment & Supplies - 0.2%
Abbott Laboratories		7,300	799,277
Becton, Dickinson & Co.		15	3,753
Danaher Corp.		37	8,219
			811,249
Health Care Providers & Services - 0.5%
Anthem, Inc.		1,300	417,417
Cigna Corp.		17	3,539
UnitedHealth Group, Inc.		4,114	1,442,698
			1,863,654
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc.		1,100	512,358
Pharmaceuticals - 1.8%
AstraZeneca PLC:
(United Kingdom)		27	2,692
sponsored ADR		10,723	536,043
Bristol-Myers Squibb Co.		12,829	795,783
Eli Lilly & Co.		35	5,909
Johnson & Johnson		4,749	747,398
Merck & Co., Inc.		4,300	351,740
Pfizer, Inc.		10,900	401,229
Roche Holding AG:
(participation certificate)		9	3,135
sponsored ADR		15,850	694,864
Royalty Pharma PLC		7	350
Sanofi SA		51	4,943
Sanofi SA sponsored ADR		14,300	694,837
Viatris, Inc. (e)		95,002	1,780,337
			6,019,260

TOTAL HEALTH CARE			11,181,292

INDUSTRIALS - 2.4%
Aerospace & Defense - 0.0%
General Dynamics Corp.		20	2,976
Northrop Grumman Corp.		157	47,841
			50,817
Air Freight & Logistics - 0.7%
Deutsche Post AG		23,632	1,170,629
FedEx Corp.		4,300	1,116,366
United Parcel Service, Inc. Class B		24	4,042
			2,291,037
Building Products - 0.3%
Carrier Global Corp.		14,000	528,080
Trane Technologies PLC		2,600	377,416
			905,496
Commercial Services & Supplies - 0.0%
Waste Connection, Inc. (Canada)		13	1,333
Electrical Equipment - 0.0%
AMETEK, Inc.		39	4,717
Siemens Energy AG (e)		3	109
			4,826
Industrial Conglomerates - 0.1%
General Electric Co.		534	5,767
Honeywell International, Inc.		2,325	494,528
Roper Technologies, Inc.		12	5,173
Siemens AG		13	1,873
			507,341
Machinery - 0.6%
Fortive Corp.		27	1,912
Illinois Tool Works, Inc.		4,325	881,781
ITT, Inc.		14,737	1,135,044
Otis Worldwide Corp.		28	1,891
Snap-On, Inc.		5	856
Stanley Black & Decker, Inc.		17	3,036
			2,024,520
Marine - 0.0%
A.P. Moller - Maersk A/S Series B		1	2,225
Professional Services - 0.0%
Clarivate Analytics PLC (e)		43	1,278
Equifax, Inc.		9	1,736
IHS Markit Ltd.		24	2,156
			5,170
Road & Rail - 0.7%
Norfolk Southern Corp.		5,785	1,374,574
Union Pacific Corp.		4,300	895,346
			2,269,920
Trading Companies & Distributors - 0.0%
Watsco, Inc.		16	3,625

TOTAL INDUSTRIALS			8,066,310

INFORMATION TECHNOLOGY - 8.4%
Communications Equipment - 0.5%
Cisco Systems, Inc.		38,868	1,739,343
Electronic Equipment & Components - 0.7%
Corning, Inc.		16,600	597,600
Hon Hai Precision Industry Co. Ltd. (Foxconn)		525,000	1,718,433
TE Connectivity Ltd.		12	1,453
			2,317,486
IT Services - 0.8%
Amdocs Ltd.		36	2,553
Black Knight, Inc. (e)		5	442
Fidelity National Information Services, Inc.		45	6,366
Genpact Ltd.		30	1,241
MasterCard, Inc. Class A		1,240	442,606
Nuvei Corp. (b)		28,500	1,741,704
Visa, Inc. Class A		2,011	439,866
			2,634,778
Semiconductors & Semiconductor Equipment - 2.0%
Micron Technology, Inc. (e)		31,800	2,390,724
NVIDIA Corp.		3,195	1,668,429
NXP Semiconductors NV		10,602	1,685,824
Qualcomm, Inc.		7,544	1,149,253
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR		34	3,707
			6,897,937
Software - 1.4%
Adobe, Inc. (e)		1,100	550,132
Microsoft Corp.		12,916	2,872,777
Open Text Corp.		32	1,454
Oracle Corp.		12,500	808,625
Salesforce.com, Inc. (e)		2,450	545,199
SAP SE		7	907
			4,779,094
Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.		55,894	7,416,575
Samsung Electronics Co. Ltd.		39,274	2,922,804
			10,339,379

TOTAL INFORMATION TECHNOLOGY			28,708,017

MATERIALS - 4.7%
Chemicals - 1.9%
Dow, Inc.		16,200	899,100
DuPont de Nemours, Inc.		10,600	753,766
Linde PLC		22	5,797
Olin Corp.		58,600	1,439,216
The Chemours Co. LLC		54,557	1,352,468
Tronox Holdings PLC		70,000	1,023,400
Westlake Chemical Partners LP		45,800	1,091,872
			6,565,619
Containers & Packaging - 0.7%
Ardagh Group SA		23,300	400,993
Avery Dennison Corp.		5,200	806,572
Crown Holdings, Inc. (e)		40	4,008
WestRock Co.		30,190	1,314,171
			2,525,744
Metals & Mining - 2.1%
Alcoa Corp. (e)		53,400	1,230,870
Anglo American PLC (United Kingdom)		45	1,492
Franco-Nevada Corp.		3,100	388,687
Freeport-McMoRan, Inc.		31,600	822,232
Newmont Corp.		44,200	2,647,138
Steel Dynamics, Inc.		11,100	409,257
Wheaton Precious Metals Corp.		39,300	1,641,282
			7,140,958

TOTAL MATERIALS			16,232,321

REAL ESTATE - 4.3%
Equity Real Estate Investment Trusts (REITs) - 4.3%
Alexandria Real Estate Equities, Inc.		7,000	1,247,540
American Tower Corp.		12	2,694
Americold Realty Trust		15,300	571,149
Boardwalk (REIT)		12,900	341,933
Canadian Apartment Properties (REIT) unit		26,700	1,048,576
Crown Castle International Corp.		2,300	366,137
Equinix, Inc.		550	392,799
Medical Properties Trust, Inc.		38,300	834,557
Postal Realty Trust, Inc.		78,200	1,320,016
Prologis (REIT), Inc.		5,900	587,994
Public Storage		11	2,540
Realty Income Corp.		14,900	926,333
RioCan (REIT)		79,300	1,043,503
Simon Property Group, Inc.		16,800	1,432,704
Smart (REIT)		29,900	542,142
Sunstone Hotel Investors, Inc.		47,700	540,441
Tanger Factory Outlet Centers, Inc. (d)		133,200	1,326,672
VICI Properties, Inc.		86,400	2,203,200
			14,730,930
UTILITIES - 1.1%
Electric Utilities - 0.0%
Exelon Corp.		80	3,378
NextEra Energy, Inc.		104	8,024
NRG Energy, Inc.		72	2,704
PG&E Corp. (e)		56	698
			14,804
Gas Utilities - 0.2%
Brookfield Infrastructure Corp. Class A		9,500	688,039
Independent Power and Renewable Electricity Producers - 0.9%
Atlantica Sustainable Infrastructure PLC (d)		800	30,384
Brookfield Renewable Corp.		14,100	822,583
Brookfield Renewable Energy Partners LP		12,000	518,030
Clearway Energy, Inc. Class C		16,200	517,266
NextEra Energy Partners LP		16,600	1,113,030
Vistra Corp.		135	2,654
			3,003,947
Multi-Utilities - 0.0%
Ameren Corp.		34	2,654
CenterPoint Energy, Inc.		88	1,904
WEC Energy Group, Inc.		24	2,209
			6,767

TOTAL UTILITIES			3,713,557

TOTAL COMMON STOCKS
(Cost $145,831,292)			174,036,029

Preferred Stocks - 7.8%
Convertible Preferred Stocks - 5.2%
COMMUNICATION SERVICES - 1.3%
Wireless Telecommunication Services - 1.3%
T-Mobile U.S., Inc. 5.25%(b)		3,775	4,524,979
CONSUMER DISCRETIONARY - 0.1%
Auto Components - 0.1%
Aptiv PLC Series A 5.50%		2,100	320,247
FINANCIALS - 0.3%
Capital Markets - 0.3%
KKR & Co. LP Series C 6.00%		16,600	1,007,288
HEALTH CARE - 0.6%
Health Care Equipment & Supplies - 0.5%
Becton, Dickinson & Co. 6.50%		9,800	541,744
Boston Scientific Corp. Series A 5.50%		5,100	557,335
Danaher Corp. 4.75%		380	573,352
			1,672,431
Life Sciences Tools & Services - 0.1%
Avantor, Inc. Series A 6.25% (e)		3,500	311,367
TOTAL HEALTH CARE			1,983,798
INFORMATION TECHNOLOGY - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
Broadcom, Inc. Series A 8.00%		915	1,298,650
MATERIALS - 0.8%
Chemicals - 0.2%
International Flavors & Fragrances, Inc. 6.00%		16,500	661,475
Metals & Mining - 0.6%
ArcelorMittal SA 5.50%		42,050	2,300,135
TOTAL MATERIALS			2,961,610
UTILITIES - 1.7%
Electric Utilities - 1.5%
NextEra Energy, Inc. 4.872%		52,850	3,105,995
PG&E Corp.		18,000	2,207,259
			5,313,254
Multi-Utilities - 0.2%
Sempra Energy 6.75%		5,700	591,261
TOTAL UTILITIES			5,904,515

TOTAL CONVERTIBLE PREFERRED STOCKS			18,001,087

Nonconvertible Preferred Stocks - 2.6%
COMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
BCE, Inc. Series R		35,200	411,206
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.5%
Porsche Automobil Holding SE (Germany)		26,800	1,851,260
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
DCP Midstream Partners LP Series B, 7.875% (c)		200	4,238
Energy Transfer Partners LP Series C, 7.375%(c)		26,400	545,160
			549,398
FINANCIALS - 1.2%
Banks - 0.6%
CIT Group, Inc. Series B 5.625%		42,400	1,139,712
Cullen/Frost Bankers, Inc. Series B 4.45% (e)		7,000	180,600
First Citizens Bancshares, Inc.		4,300	116,272
Truist Financial Corp. Series O 5.25%		6,000	167,340
Wells Fargo & Co. Series Z 4.75%		9,300	245,985
			1,849,909
Capital Markets - 0.2%
GMAC Capital Trust I Series 2, 6.007% (c)(f)		21,087	571,458
Consumer Finance - 0.1%
Capital One Financial Corp. Series J 5.00%		13,300	346,199
Diversified Financial Services - 0.1%
Equitable Holdings, Inc. Series A 5.25%		17,100	454,518
Insurance - 0.2%
Athene Holding Ltd.:
Series A 6.35% (c)		4,300	125,474
Series B 5.625%		7,923	213,446
Series D 4.875% (e)		8,000	201,440
MetLife, Inc. Series F 4.75%		7,300	198,852
W.R. Berkley Corp. 5.70%		2,922	81,670
			820,882
TOTAL FINANCIALS			4,042,966
REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Sunstone Hotel Investors, Inc.:
Series E, 6.95%		19,414	473,507
Series F, 6.45%		23,700	558,135
			1,031,642
Real Estate Management & Development - 0.1%
Brookfield Property Partners LP 5.75%		15,000	321,150
TOTAL REAL ESTATE			1,352,792
UTILITIES - 0.2%
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Energy Partners LP 5.25%		13,000	352,040
Multi-Utilities - 0.1%
Brookfield Infrastructure Partners LP 5.125%		3,000	79,800
DTE Energy Co. Series B, 5.375%		6,000	154,800
			234,600
TOTAL UTILITIES			586,640

TOTAL NONCONVERTIBLE PREFERRED STOCKS			8,794,262

TOTAL PREFERRED STOCKS
(Cost $24,010,049)			26,795,349
		Principal Amount(a)	Value

Bank Loan Obligations - 1.3%
CONSUMER DISCRETIONARY - 0.6%
Diversified Consumer Services - 0.2%
Spin Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 11/14/22 (c)(f)(g)		629,250	625,122
Hotels, Restaurants & Leisure - 0.2%
Airbnb, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.5% 4/17/25 (c)(f)(g)		373,125	403,441
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.6468% 7/20/25 (c)(f)(g)		458,850	458,992
			862,433
Internet & Direct Marketing Retail - 0.2%
Bass Pro Group LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 5.75% 9/25/24 (c)(f)(g)		434,850	435,628
Terrier Media Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3968% 12/12/26 (c)(f)(g)		99,248	99,217
			534,845

TOTAL CONSUMER DISCRETIONARY			2,022,400

ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Chesapeake Energy Corp. term loan 3 month U.S. LIBOR + 8.000% 9% 6/9/24 (c)(f)(g)(h)		365,000	302,950
EG America LLC 2LN, term loan 3 month U.S. LIBOR + 8.000% 9% 3/23/26 (c)(f)(g)		539,087	521,287
			824,237
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Maravai Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 10/19/27 (c)(f)(g)		36,667	36,988
INDUSTRIALS - 0.3%
Air Freight & Logistics - 0.1%
Hanjin International Corp. 1LN, term loan 3 month U.S. LIBOR + 5.000% 12/23/22(f)(g)(i)(j)		350,000	350,000
Airlines - 0.2%
JetBlue Airways Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 6/17/24 (c)(f)(g)		296,203	304,025
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/20/27 (c)(f)(g)		175,000	181,185
			485,210
Electrical Equipment - 0.0%
Array Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 10/14/27 (c)(f)(g)		4,000	3,915

TOTAL INDUSTRIALS			839,125

INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
GTT Communications, Inc.:
1LN, term loan 3 month U.S. LIBOR + 5.000% 8.5% 12/31/21 (c)(f)(g)(i)		137,099	137,099
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3% 5/31/25 (c)(f)(g)		452,577	352,295
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.000% 12/31/21 (f)(g)(i)(k)		239,924	239,924
Web.com Group, Inc. 2LN, term loan 3 month U.S. LIBOR + 7.750% 7.898% 10/11/26 (c)(f)(g)		43,782	41,666
			770,984
TOTAL BANK LOAN OBLIGATIONS
(Cost $4,485,499)			4,493,734

Preferred Securities - 1.6%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
DCP Midstream Partners LP 7.375% (c)(l)		300,000	250,033
Energy Transfer Partners LP:
6.25% (c)(l)		500,000	409,304
6.625% (c)(l)		400,000	348,210
			1,007,547
FINANCIALS - 1.1%
Banks - 1.0%
Bank of America Corp. 5.125% (c)(l)		150,000	158,843
CIT Group, Inc. 5.8% (c)(l)		775,000	792,599
Citigroup, Inc. 4% (c)(l)		175,000	180,022
JPMorgan Chase & Co.:
4.6% (c)(l)		200,000	210,325
5% (c)(l)		230,000	246,747
5.15% (c)(l)		135,000	140,543
Truist Financial Corp.:
5.05% (c)(l)		205,000	208,559
5.1% (c)(l)		200,000	233,990
Wachovia Capital Trust III 3 month U.S. LIBOR + 0.930% 5.5698% (c)(f)(l)		1,290,000	1,309,686
			3,481,314
Capital Markets - 0.0%
Charles Schwab Corp. 5.375% (c)(l)		150,000	167,757
Diversified Financial Services - 0.1%
Equitable Holdings, Inc. 4.95% (c)(l)		250,000	266,515

TOTAL FINANCIALS			3,915,586

INDUSTRIALS - 0.2%
Industrial Conglomerates - 0.2%
General Electric Co. 5% (c)(l)		575,000	534,517
TOTAL PREFERRED SECURITIES
(Cost $5,101,615)			5,457,650
		Shares	Value

Money Market Funds - 1.5%
Fidelity Cash Central Fund 0.11% (m)		3,450,988	3,451,678
Fidelity Securities Lending Cash Central Fund 0.11% (m)(n)		1,531,078	1,531,231
TOTAL MONEY MARKET FUNDS
(Cost $4,982,909)			4,982,909
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $304,582,832)			345,019,895
NET OTHER ASSETS (LIABILITIES) - (0.9)%			(3,229,889)
NET ASSETS - 100%			$341,790,006

Currency Abbreviations

BRL – Brazilian real

EUR – European Monetary Unit

MXN – Mexican peso

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $57,090,184 or 16.7% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security or a portion of the security is on loan at period end.

 (e) Non-income producing

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (h) Non-income producing - Security is in default.

 (i) Level 3 security

 (j) The coupon rate will be determined upon settlement of the loan after period end.

 (k) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $239,924 and $239,924, respectively.

 (l) Security is perpetual in nature with no stated maturity date.

 (m) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (n) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,085
Fidelity Securities Lending Cash Central Fund	9,095
Total	$16,180

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$25,797,256	$21,272,277	$4,524,979	$--
Consumer Discretionary	16,360,795	14,189,288	2,171,507	--
Consumer Staples	10,364,959	10,362,236	2,723	--
Energy	18,491,990	18,490,806	1,184	--
Financials	33,095,946	33,095,946	--	--
Health Care	13,165,090	11,170,522	1,994,568	--
Industrials	8,066,310	6,891,474	1,174,836	--
Information Technology	30,006,667	28,707,110	1,299,557	--
Materials	19,193,931	16,232,321	2,961,610	--
Real Estate	16,083,722	16,083,722	--	--
Utilities	10,204,712	4,300,197	5,904,515	--
Corporate Bonds	96,594,996	--	96,594,996	--
U.S. Government and Government Agency Obligations	30,567,400	--	30,567,400	--
Commercial Mortgage Securities	176,575	--	176,575	--
Foreign Government and Government Agency Obligations	1,915,253	--	1,915,253	--
Bank Loan Obligations	4,493,734	--	3,766,711	727,023
Preferred Securities	5,457,650	--	5,457,650	--
Money Market Funds	4,982,909	4,982,909	--	--
Total Investments in Securities:	$345,019,895	$185,778,808	$158,514,064	$727,023

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.2%
Canada	6.9%
Marshall Islands	2.4%
Mexico	2.3%
Japan	1.5%
Luxembourg	1.0%
Others (Individually Less Than 1%)	7.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $1,466,974) — See accompanying schedule: Unaffiliated issuers (cost $299,599,923)	$340,036,986
Fidelity Central Funds (cost $4,982,909)	4,982,909
Total Investment in Securities (cost $304,582,832)		$345,019,895
Cash		686,894
Foreign currency held at value (cost $209,628)		209,628
Receivable for investments sold		618,251
Receivable for fund shares sold		4,658,642
Dividends receivable		308,620
Interest receivable		1,378,855
Distributions receivable from Fidelity Central Funds		2,327
Prepaid expenses		165
Other receivables		11,117
Total assets		352,894,394
Liabilities
Payable for investments purchased	$9,117,790
Payable for fund shares redeemed	122,907
Distributions payable	57,411
Accrued management fee	150,952
Distribution and service plan fees payable	17,617
Other affiliated payables	39,387
Other payables and accrued expenses	67,249
Collateral on securities loaned	1,531,075
Total liabilities		11,104,388
Net Assets		$341,790,006
Net Assets consist of:
Paid in capital		$301,684,684
Total accumulated earnings (loss)		40,105,322
Net Assets		$341,790,006
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($30,582,690 ÷ 2,326,474 shares)(a)		$13.15
Maximum offering price per share (100/96.00 of $13.15)		$13.70
Class M:
Net Asset Value and redemption price per share ($11,048,199 ÷ 840,262 shares)(a)		$13.15
Maximum offering price per share (100/96.00 of $13.15)		$13.70
Class C:
Net Asset Value and offering price per share ($13,015,462 ÷ 991,501 shares)(a)		$13.13
Fidelity Multi-Asset Income Fund:
Net Asset Value, offering price and redemption price per share ($211,235,792 ÷ 16,061,358 shares)		$13.15
Class I:
Net Asset Value, offering price and redemption price per share ($55,206,423 ÷ 4,198,722 shares)		$13.15
Class Z:
Net Asset Value, offering price and redemption price per share ($20,701,440 ÷ 1,574,129 shares)		$13.15

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$4,296,386
Interest		3,693,220
Income from Fidelity Central Funds (including $9,095 from security lending)		16,180
Total income		8,005,786
Expenses
Management fee	$1,010,885
Transfer agent fees	226,612
Distribution and service plan fees	147,596
Accounting fees	90,410
Custodian fees and expenses	33,057
Independent trustees' fees and expenses	534
Registration fees	108,878
Audit	86,121
Legal	900
Miscellaneous	1,016
Total expenses before reductions	1,706,009
Expense reductions	(46,936)
Total expenses after reductions		1,659,073
Net investment income (loss)		6,346,713
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	811,650
Fidelity Central Funds	328
Foreign currency transactions	(51)
Total net realized gain (loss)		811,927
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	27,216,018
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	(1,571)
Total change in net unrealized appreciation (depreciation)		27,214,446
Net gain (loss)		28,026,373
Net increase (decrease) in net assets resulting from operations		$34,373,086

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,346,713	$2,380,250
Net realized gain (loss)	811,927	1,043,813
Change in net unrealized appreciation (depreciation)	27,214,446	13,296,631
Net increase (decrease) in net assets resulting from operations	34,373,086	16,720,694
Distributions to shareholders	(6,825,061)	(2,492,864)
Share transactions - net increase (decrease)	184,286,400	62,899,753
Total increase (decrease) in net assets	211,834,425	77,127,583
Net Assets
Beginning of period	129,955,581	52,827,998
End of period	$341,790,006	$129,955,581

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Multi-Asset Income Fund Class A

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.72	$9.81	$10.41	$10.14	$9.91
Income from Investment Operations
Net investment income (loss)A	.384	.293	.223	.243	.438B
Net realized and unrealized gain (loss)	1.464	1.922	(.558)	.348	.584
Total from investment operations	1.848	2.215	(.335)	.591	1.022
Distributions from net investment income	(.401)	(.298)	(.207)C	(.210)	(.439)
Distributions from net realized gain	(.017)	(.007)	(.058)C	(.069)	(.353)
Tax return of capital	–	–	–	(.042)	–
Total distributions	(.418)	(.305)	(.265)	(.321)	(.792)
Net asset value, end of period	$13.15	$11.72	$9.81	$10.41	$10.14
Total ReturnD,E	16.26%	22.84%	(3.25)%	5.94%	10.55%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.13%	1.26%	1.38%	1.38%	1.73%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.08%	1.09%	1.08%	1.09%	1.10%
Net investment income (loss)	3.27%	2.69%	2.19%	2.38%	4.32%B
Supplemental Data
Net assets, end of period (000 omitted)	$30,583	$23,438	$9,513	$10,443	$9,524
Portfolio turnover rateH	308%	298%	367%	299%	239%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.031 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 4.01%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class M

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.72	$9.81	$10.41	$10.14	$9.91
Income from Investment Operations
Net investment income (loss)A	.383	.292	.223	.243	.439B
Net realized and unrealized gain (loss)	1.463	1.923	(.558)	.348	.583
Total from investment operations	1.846	2.215	(.335)	.591	1.022
Distributions from net investment income	(.399)	(.298)	(.207)C	(.210)	(.439)
Distributions from net realized gain	(.017)	(.007)	(.058)C	(.069)	(.353)
Tax return of capital	–	–	–	(.042)	–
Total distributions	(.416)	(.305)	(.265)	(.321)	(.792)
Net asset value, end of period	$13.15	$11.72	$9.81	$10.41	$10.14
Total ReturnD,E	16.24%	22.84%	(3.25)%	5.94%	10.55%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.13%	1.30%	1.40%	1.40%	1.75%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.08%	1.09%	1.08%	1.09%	1.10%
Net investment income (loss)	3.27%	2.69%	2.19%	2.38%	4.32%B
Supplemental Data
Net assets, end of period (000 omitted)	$11,048	$9,719	$7,441	$7,511	$7,171
Portfolio turnover rateH	308%	298%	367%	299%	239%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.031 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 4.01%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class C

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.70	$9.80	$10.41	$10.14	$9.91
Income from Investment Operations
Net investment income (loss)A	.298	.210	.147	.166	.363B
Net realized and unrealized gain (loss)	1.463	1.915	(.561)	.351	.583
Total from investment operations	1.761	2.125	(.414)	.517	.946
Distributions from net investment income	(.314)	(.218)	(.138)C	(.148)	(.363)
Distributions from net realized gain	(.017)	(.007)	(.058)C	(.069)	(.353)
Tax return of capital	–	–	–	(.030)	–
Total distributions	(.331)	(.225)	(.196)	(.247)	(.716)
Net asset value, end of period	$13.13	$11.70	$9.80	$10.41	$10.14
Total ReturnD,E	15.44%	21.87%	(4.00)%	5.18%	9.74%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.84%	2.13%	2.14%	2.14%	2.50%
Expenses net of fee waivers, if any	1.84%	1.85%	1.85%	1.85%	1.85%
Expenses net of all reductions	1.82%	1.84%	1.83%	1.84%	1.85%
Net investment income (loss)	2.53%	1.94%	1.44%	1.63%	3.57%B
Supplemental Data
Net assets, end of period (000 omitted)	$13,015	$4,634	$8,003	$8,683	$7,162
Portfolio turnover rateH	308%	298%	367%	299%	239%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.031 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.26%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$11.72	$9.81	$10.00
Income from Investment Operations
Net investment income (loss)B	.417	.322	.168
Net realized and unrealized gain (loss)	1.460	1.919	(.135)
Total from investment operations	1.877	2.241	.033
Distributions from net investment income	(.430)	(.324)	(.165)C
Distributions from net realized gain	(.017)	(.007)	(.058)C
Total distributions	(.447)	(.331)	(.223)
Net asset value, end of period	$13.15	$11.72	$9.81
Total ReturnD,E	16.55%	23.14%	.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	.85%	.94%	1.05%H
Expenses net of fee waivers, if any	.85%	.85%	.85%H
Expenses net of all reductions	.83%	.84%	.84%H
Net investment income (loss)	3.53%	2.94%	2.17%H
Supplemental Data
Net assets, end of period (000 omitted)	$211,236	$60,534	$5,819
Portfolio turnover rateI	308%	298%	367%

 A For the period March 28, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class I

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.72	$9.81	$10.41	$10.14	$9.92
Income from Investment Operations
Net investment income (loss)A	.417	.319	.249	.268	.464B
Net realized and unrealized gain (loss)	1.461	1.922	(.558)	.349	.573
Total from investment operations	1.878	2.241	(.309)	.617	1.037
Distributions from net investment income	(.431)	(.324)	(.233)C	(.231)	(.464)
Distributions from net realized gain	(.017)	(.007)	(.058)C	(.069)	(.353)
Tax return of capital	–	–	–	(.047)	–
Total distributions	(.448)	(.331)	(.291)	(.347)	(.817)
Net asset value, end of period	$13.15	$11.72	$9.81	$10.41	$10.14
Total ReturnD	16.56%	23.14%	(3.01)%	6.20%	10.72%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	1.00%	1.08%	1.10%	1.47%
Expenses net of fee waivers, if any	.83%	.85%	.85%	.85%	.85%
Expenses net of all reductions	.81%	.84%	.83%	.84%	.85%
Net investment income (loss)	3.54%	2.94%	2.44%	2.63%	4.57%B
Supplemental Data
Net assets, end of period (000 omitted)	$55,206	$26,507	$21,904	$22,224	$20,092
Portfolio turnover rateG	308%	298%	367%	299%	239%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.031 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 4.26%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class Z

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$11.72	$9.81	$10.37
Income from Investment Operations
Net investment income (loss)B	.431	.335	.052
Net realized and unrealized gain (loss)	1.457	1.916	(.515)
Total from investment operations	1.888	2.251	(.463)
Distributions from net investment income	(.441)	(.334)	(.039)C
Distributions from net realized gain	(.017)	(.007)	(.058)C
Total distributions	(.458)	(.341)	(.097)
Net asset value, end of period	$13.15	$11.72	$9.81
Total ReturnD,E	16.65%	23.25%	(4.46)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.85%	.89%H
Expenses net of fee waivers, if any	.76%	.76%	.76%H
Expenses net of all reductions	.74%	.75%	.74%H
Net investment income (loss)	3.61%	3.03%	2.04%H
Supplemental Data
Net assets, end of period (000 omitted)	$20,701	$5,123	$148
Portfolio turnover rateI	308%	298%	367%

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity Advisor Multi-Asset Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Multi-Asset Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, preferred securities, and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), contingent interest, certain conversion ratio adjustments, equity-debt classifications, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$40,996,421
Gross unrealized depreciation	(2,134,342)
Net unrealized appreciation (depreciation)	$38,862,079
Tax Cost	$306,157,816

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$118,881
Undistributed long-term capital gain	$1,170,933
Net unrealized appreciation (depreciation) on securities and other investments	$38,862,413

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$6,616,939	$ 2,420,289
Long-term Capital Gains	208,122	72,575
Total	$6,825,061	$ 2,492,864

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Multi-Asset Income Fund	567,630,531	389,505,277

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$61,613	$30,858
Class M	-%	.25%	24,532	15,599
Class C	.75%	.25%	61,451	16,774
			$147,596	$63,231

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$13,922
Class M	1,126
Class C(a)	913
$15,961

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$36,311.15
Class M	13,975.14
Class C	7,387.12
Fidelity Multi-Asset Income Fund	127,665.13
Class I	37,258.11
Class Z	4,016.05
	$226,612

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Multi-Asset Income Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Multi-Asset Income Fund	$7,329

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $25,540,077 and $12,519,814, respectively.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Multi-Asset Income Fund	$337

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Multi-Asset Income Fund	$940	$59	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.10%	$7,601
Class M	1.10%	2,707
Class Z	.76%	539
		$10,847

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $34,903 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $950.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $236.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Class A	$877,760	$484,692
Class M	348,676	239,374
Class C	171,951	96,304
Fidelity Multi-Asset Income Fund	3,826,800	830,980
Class I	1,291,746	779,405
Class Z	308,128	62,109
Total	$6,825,061	$2,492,864

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Class A
Shares sold	1,027,019	1,197,919	$12,477,358	$12,880,704
Reinvestment of distributions	74,273	43,930	873,138	483,243
Shares redeemed	(775,087)	(211,606)	(9,187,287)	(2,308,683)
Net increase (decrease)	326,205	1,030,243	$4,163,209	$11,055,264
Class M
Shares sold	256,306	99,543	$3,152,537	$1,088,187
Reinvestment of distributions	29,102	21,169	341,305	231,710
Shares redeemed	(274,549)	(50,022)	(3,321,163)	(532,229)
Net increase (decrease)	10,859	70,690	$172,679	$787,668
Class C
Shares sold	665,381	188,683	$8,173,168	$2,048,753
Reinvestment of distributions	14,192	7,841	168,472	85,147
Shares redeemed	(84,085)	(617,423)	(971,877)	(6,449,266)
Net increase (decrease)	595,488	(420,899)	$7,369,763	$(4,315,366)
Fidelity Multi-Asset Income Fund
Shares sold	15,648,956	5,476,850	$189,122,345	$60,319,919
Reinvestment of distributions	291,891	70,630	3,483,789	785,818
Shares redeemed	(5,042,966)	(977,103)	(57,591,213)	(10,694,756)
Net increase (decrease)	10,897,881	4,570,377	$135,014,921	$50,410,981
Class I
Shares sold	2,181,342	1,146,358	$26,165,206	$12,637,405
Reinvestment of distributions	107,643	70,519	1,276,328	771,232
Shares redeemed	(352,014)	(1,187,977)	(4,159,559)	(13,061,963)
Net increase (decrease)	1,936,971	28,900	$23,281,975	$346,674
Class Z
Shares sold	1,389,120	472,158	$17,043,865	$5,177,185
Reinvestment of distributions	23,310	5,221	279,519	59,056
Shares redeemed	(275,341)	(55,374)	(3,039,531)	(621,709)
Net increase (decrease)	1,137,089	422,005	$14,283,853	$4,614,532

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Advisor Multi-Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Multi-Asset Income Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Advisor Multi-Asset Income Fund
Class A	1.10%
Actual		$1,000.00	$1,177.10	$6.02
Hypothetical-C		$1,000.00	$1,019.61	$5.58
Class M	1.10%
Actual		$1,000.00	$1,176.90	$6.02
Hypothetical-C		$1,000.00	$1,019.61	$5.58
Class C	1.83%
Actual		$1,000.00	$1,173.10	$10.00
Hypothetical-C		$1,000.00	$1,015.94	$9.27
Fidelity Multi-Asset Income Fund	.85%
Actual		$1,000.00	$1,177.50	$4.65
Hypothetical-C		$1,000.00	$1,020.86	$4.32
Class I	.82%
Actual		$1,000.00	$1,178.70	$4.49
Hypothetical-C		$1,000.00	$1,021.01	$4.17
Class Z	.76%
Actual		$1,000.00	$1,179.10	$4.16
Hypothetical-C		$1,000.00	$1,021.32	$3.86

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Multi-Asset Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Multi-Asset Income Fund
Class A	02/08/21	02/05/21	$0.035
Class M	02/08/21	02/05/21	$0.035
Class C	02/08/21	02/05/21	$0.035
Fidelity Multi-Asset Income Fund	02/08/21	02/05/21	$0.035
Class I	02/08/21	02/05/21	$0.035
Class Z	02/08/21	02/05/21	$0.035

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $1,582,468, or, if subsequently determined to be different, the net capital gain of such year.

A total of 3.49% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $2,414,628 of distributions paid during the period January 1, 2020 to December 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

A percentage of the dividends distributed during the fiscal year qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Fidelity Multi-Asset Income	Class I	Class Z
January, 2020	23%	23%	46%	21%	20%	20%
February, 2020	25%	25%	31%	24%	24%	22%
March, 2020	26%	26%	35%	23%	24%	20%
April, 2020	26%	25%	34%	24%	24%	22%
May, 2020	24%	24%	28%	24%	23%	23%
June, 2020	24%	24%	30%	24%	23%	24%
July, 2020	25%	27%	36%	24%	22%	22%
August, 2020	24%	24%	27%	24%	23%	25%
September, 2020	25%	25%	37%	24%	23%	24%
October, 2020	24%	25%	44%	23%	24%	23%
November, 2020	24%	24%	30%	24%	23%	25%
December, 2020	24%	24%	36%	24%	22%	23%

A percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Fidelity Multi-Asset Income	Class I	Class Z
January, 2020	47%	47%	91%	42%	39%	40%
February, 2020	49%	49%	62%	47%	47%	44%
March, 2020	51%	53%	69%	45%	49%	40%
April, 2020	51%	50%	68%	47%	47%	44%
May, 2020	48%	48%	57%	48%	46%	46%
June, 2020	49%	48%	59%	48%	46%	47%
July, 2020	49%	53%	72%	48%	45%	43%
August, 2020	48%	47%	55%	48%	46%	50%
September, 2020	50%	49%	74%	47%	46%	48%
October, 2020	48%	50%	87%	46%	49%	47%
November, 2020	49%	47%	61%	48%	46%	50%
December, 2020	49%	47%	72%	48%	43%	46%

A percentage of the dividends distributed during the fiscal year qualify as a section 199A dividend:

	Class A	Class M	Class C	Fidelity Multi-Asset Income	Class I	Class Z
January, 2020	2%	2%	4%	2%	2%	2%
February, 2020	2%	2%	3%	2%	2%	2%
March, 2020	2%	2%	3%	2%	2%	2%
April, 2020	2%	2%	3%	2%	2%	2%
May, 2020	2%	2%	2%	2%	2%	2%
June, 2020	2%	2%	3%	2%	2%	2%
July, 2020	2%	2%	3%	2%	2%	2%
August, 2020	2%	2%	2%	2%	2%	2%
September, 2020	2%	2%	3%	2%	2%	2%
October, 2020	2%	2%	4%	2%	2%	2%
November, 2020	2%	2%	3%	2%	2%	2%
December, 2020	2%	2%	3%	2%	2%	2%

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Multi-Asset Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Multi-Asset Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class M, Class Z, and the retail class ranked below the competitive median for 2019, the total expense ratio of Class I ranked equal to the competitive median for 2019, and the total expense ratio of Class C ranked above the competitive median for 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, when compared with competitor funds that charge a 1.00% 12b-1 fee, the total expense ratio of Class C is at or below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.10%, 1.10%, 1.85%, 0.85%, 0.76%, and 0.85% through April 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AMAI-ANN-0221
1.9865887.105

Fidelity® Series International Credit Fund

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Life of fundA
Fidelity® Series International Credit Fund	8.33%	6.55%

 A From July 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Credit Fund on July 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Global Aggregate Credit Ex U.S. Index Hedged (USD) performed over the same period.

Period Ending Values
$12,439	Fidelity® Series International Credit Fund
$12,021	Bloomberg Barclays Global Aggregate Credit Ex U.S. Index Hedged (USD)

Management's Discussion of Fund Performance

Market Recap:  Global investment-grade bonds performed well in 2020, led by corporate bonds early and late in the year, and by U.S. Treasuries and other high-quality sovereign debt in March. The Bloomberg Barclays Global Aggregate Credit Index (Hedged) returned 7.78% for the year. Corporate bonds advanced early on, then sold off in February and March, as central banks cut rates and increased asset purchase amid the market shock of the outbreak and spread of COVID-19. At this time, spreads widened as investor looked for relatively safer assets, especially U.S. Treasury bonds, as the coronavirus pandemic and efforts to contain it threatened global economic growth and corporate earnings. This led to pockets of market illiquidity during this time frame. Aggressive intervention by the U.S. Federal Reserve and the European Central Bank boosted liquidity and led to a broad rally for risk assets from April through July. Spreads widened moderately in August and September, amid healthy issuance of new corporate bonds, then narrowed in the fourth quarter with positive news regarding vaccines. Within the index, the U.S., Canada, the United Kingdom and much of Europe each produced a gain. Overall, banks took a lesser hit than market segments that faced direct economic impacts due to the virus, such as travel.

Comments from Co-Portfolio Managers Michael Foggin and Andrew Lewis:  For 2020, the fund gained 8.33%, outpacing, net of fees, the 6.44% advance of the of the benchmark, the Bloomberg Barclays Global Aggregate Credit Index Ex US Hedged (USD). We added value in 2020 by adjusting the fund’s exposure to corporate credit and high-yield bonds to match our collective view of the market risks. We added exposure to each asset class after the broad sell-off in March, which helped fund performance versus the benchmark. Security selection mainly drove the fund’s relative outperformance of the benchmark, largely due to spring and summer additions of several issues hit hard in March, such as Rolls-Royce, Ryanair, Intercontinental Hotels Group and HSBC Holdings. Within the high-yield category, owning airline leasing company AerCap detracted. Hedging the portfolio by buying out-of-the-money options on credit default swaps (CDS) indices helped the portfolio amid market volatility. This same strategy, as expected, detracted during the second half of 2020 as spreads tightened.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2020
United Kingdom	20.8%
United States of America	11.9%
Netherlands	11.1%
Germany	9.5%
France	7.4%
Switzerland	7.0%
Denmark	6.5%
Luxembourg	5.2%
Sweden	3.9%
Other	16.7%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2020
U.S. Government and U.S. Government Agency Obligations	0.1%
AA	1.5%
A	3.6%
BBB	50.0%
BB and Below	23.2%
Not Rated	13.6%
Short-Term Investments and Net Other Assets	8.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of December 31, 2020*,**
Corporate Bonds	54.3%
Government Obligations	7.8%
Preferred Securities	29.9%
Short-Term Investments and Net Other Assets (Liabilities)	8.0%

 * Futures and Swaps - 33.0%

 ** Foreign Currency Contracts - (69.1)%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 54.3%
		Principal Amount(a)	Value
Argentina - 0.7%
YPF SA 8.5% 3/23/21 (Reg. S)		$950,000	$907,250
Bailiwick of Jersey - 1.0%
Heathrow Funding Ltd. 7.125% 2/14/24	GBP	800,000	1,252,731
Denmark - 6.5%
Danske Bank A/S:
0.875% 5/22/23 (Reg. S)	EUR	450,000	560,479
2.25% 1/14/28 (Reg. S) (b)	GBP	705,000	1,008,721
5% 1/12/22 (c)		1,000,000	1,043,937
5.375% 1/12/24 (Reg. S)		1,250,000	1,410,008
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (b)	EUR	2,762,000	3,421,390
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	405,000	506,395

TOTAL DENMARK			7,950,930

Finland - 0.5%
SATO Oyj 1.375% 2/24/28 (Reg. S)	EUR	450,000	563,371
France - 5.1%
BNP Paribas SA 2.219% 6/9/26 (b)(c)		200,000	209,284
Ceetrus SA 2.75% 11/26/26 (Reg. S)	EUR	400,000	525,472
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	1,700,000	2,083,243
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	900,000	1,039,559
2.125% 10/16/26 (Reg. S)	EUR	1,300,000	1,501,420
2.75% 4/13/23 (Reg. S)	EUR	700,000	851,297

TOTAL FRANCE			6,210,275

Germany - 3.0%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	450,000	511,258
Bayer AG 2.375% 4/2/75 (Reg. S) (b)	EUR	2,500,000	3,107,267

TOTAL GERMANY			3,618,525

Greece - 0.2%
Alpha Bank AE 4.25% 2/13/30 (Reg. S) (b)	EUR	250,000	285,920
Ireland - 3.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 6.5% 7/15/25		150,000	179,283
AIB Group PLC 1.875% 11/19/29 (Reg. S) (b)	EUR	500,000	620,045
Bank Ireland Group PLC:
2.375% 10/14/29 (Reg. S) (b)	EUR	800,000	999,681
3.125% 9/19/27 (Reg. S) (b)	GBP	650,000	902,302
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		902,000	965,140
Ryanair Ltd. 2.875% 9/15/25 (Reg. S)	EUR	150,000	195,485

TOTAL IRELAND			3,861,936

Italy - 2.7%
Aeroporti di Roma SPA 1.625% 2/2/29 (Reg. S)	EUR	100,000	122,971
Enel SpA 2.5% 11/24/78 (Reg. S) (b)	EUR	400,000	510,710
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (b)	EUR	1,050,000	1,295,583
6.572% 1/14/22 (c)		1,350,000	1,422,624

TOTAL ITALY			3,351,888

Luxembourg - 2.3%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	802,000	1,030,582
Blackstone Property Partners Europe LP:
1.4% 7/6/22 (Reg. S)	EUR	360,000	446,610
1.75% 3/12/29 (Reg. S)	EUR	600,000	771,953
2% 2/15/24 (Reg. S)	EUR	400,000	512,468

TOTAL LUXEMBOURG			2,761,613

Mexico - 3.4%
CEMEX S.A.B. de CV 3.125% 3/19/26 (Reg. S)	EUR	150,000	188,115
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		465,000	522,398
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	300,000	364,548
3.625% 11/24/25 (Reg. S)	EUR	390,000	476,295
3.75% 2/21/24 (Reg. S)	EUR	2,050,000	2,536,470

TOTAL MEXICO			4,087,826

Netherlands - 2.7%
CTP BV:
0.625% 11/27/23 (Reg. S)	EUR	600,000	738,446
2.125% 10/1/25 (Reg. S)	EUR	500,000	645,574
Demeter Investments BV 5.75% 8/15/50 (Reg. S) (b)		250,000	283,625
Petrobras Global Finance BV 5.093% 1/15/30		439,000	489,485
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	490,000	580,291
Teva Pharmaceutical Finance Netherlands III BV 1.25% 3/31/23 (Reg. S)	EUR	450,000	530,007

TOTAL NETHERLANDS			3,267,428

Sweden - 1.1%
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	1,060,000	1,359,810
Switzerland - 5.3%
Credit Suisse Group AG:
4.194% 4/1/31 (b)(c)		250,000	293,904
6.5% 8/8/23 (Reg. S)		2,500,000	2,811,960
UBS AG 4.75% 2/12/26 (Reg. S) (b)	EUR	2,765,000	3,391,313

TOTAL SWITZERLAND			6,497,177

United Kingdom - 12.6%
Barclays PLC:
2% 2/7/28 (Reg. S) (b)	EUR	500,000	624,109
3.932% 5/7/25 (b)		200,000	218,766
CYBG PLC 3.125% 6/22/25 (Reg. S) (b)	GBP	295,000	418,858
HSBC Holdings PLC 1.645% 4/18/26 (b)		200,000	204,512
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		2,407,000	2,663,579
InterContinental Hotel Group PLC:
3.375% 10/8/28 (Reg. S)	GBP	1,270,000	1,908,053
3.75% 8/14/25 (Reg. S)	GBP	100,000	149,254
John Lewis PLC 6.125% 1/21/25	GBP	1,194,000	1,836,937
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	400,000	557,947
4.5% 7/10/27 (Reg. S)	GBP	520,000	737,348
Nationwide Building Society 3.622% 4/26/23 (b)(c)		355,000	368,735
Pension Insurance Corp. PLC 4.625% 5/7/31 (Reg. S)	GBP	110,000	177,876
Rolls-Royce PLC 3.375% 6/18/26	GBP	1,390,000	1,891,982
Royal Bank of Scotland Group PLC:
3.073% 5/22/28 (b)		86,000	93,304
3.622% 8/14/30 (Reg. S) (b)	GBP	250,000	367,632
Scottish & Southern Energy PLC 4.75% 9/16/77 (Reg. S) (b)		1,150,000	1,193,125
Tesco Corporate Treasury Services PLC 2.75% 4/27/30 (Reg. S)	GBP	350,000	530,006
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	350,000	509,142
Tullow Oil PLC 6.25% 4/15/22 (Reg. S)		350,000	279,125
Vodafone Group PLC:
2.625% 8/27/80 (Reg. S) (b)	EUR	350,000	438,814
6.25% 10/3/78 (Reg. S) (b)		200,000	221,100

TOTAL UNITED KINGDOM			15,390,204

United States of America - 4.0%
BAT Capital Corp. 4.7% 4/2/27		109,000	128,122
Bayer U.S. Finance II LLC 4.25% 12/15/25 (c)		600,000	685,703
Citigroup, Inc. 4.3% 11/20/26		192,000	223,862
Ford Motor Credit Co. LLC:
2.748% 6/14/24	GBP	500,000	682,930
4.535% 3/6/25	GBP	200,000	289,712
Goldman Sachs Group, Inc. 4.25% 10/21/25		1,013,000	1,161,596
International Flavors & Fragrances, Inc. 1.8% 9/25/26	EUR	900,000	1,185,108
Time Warner Cable LLC 4.5% 9/15/42		475,000	555,832

TOTAL UNITED STATES OF AMERICA			4,912,865

TOTAL NONCONVERTIBLE BONDS
(Cost $61,942,445)			66,279,749

U.S. Government and Government Agency Obligations - 0.1%
U.S. Treasury Obligations - 0.1%
U.S. Treasury Bonds:
2.5% 2/15/45 (d)		$64,000	$76,180
5% 5/15/37 (d)		50,000	78,283
			154,463
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $125,450)			154,463

Foreign Government and Government Agency Obligations - 7.7%
Germany - 4.4%
German Federal Republic:
0% 11/15/27 (Reg. S)	EUR	$2,235,000	$2,862,670
0% 5/15/35 (Reg. S)	EUR	1,900,000	2,453,145

TOTAL GERMANY			5,315,815

Indonesia - 1.3%
Indonesian Republic 2.625% 6/14/23	EUR	1,220,000	1,576,857
United Kingdom - 2.0%
United Kingdom, Great Britain and Northern Ireland:
1.25% 10/22/41 (Reg. S) (e)	GBP	375,000	569,130
1.75% 9/7/37 (Reg. S) (d)	GBP	758,000	1,229,757
1.75% 1/22/49(Reg. S) (d)	GBP	245,000	421,537
3.25% 1/22/44	GBP	80,000	168,355
4.25% 12/7/46	GBP	20,000	50,062

TOTAL UNITED KINGDOM			2,438,841

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $8,731,944)			9,331,513

Preferred Securities - 29.9%
Australia - 1.5%
QBE Insurance Group Ltd.:
5.25% (Reg. S) (b)(f)		1,100,000	1,161,629
5.875% (b)(c)(f)		650,000	715,400

TOTAL AUSTRALIA			1,877,029

Canada - 1.0%
Bank of Nova Scotia:
4.65% (b)(f)		800,000	812,278
4.9% (b)(f)		350,000	380,268

TOTAL CANADA			1,192,546

France - 2.2%
BNP Paribas SA 6.625% (Reg. S) (b)(f)		550,000	610,739
Danone SA 1.75% (Reg. S) (b)(f)	EUR	600,000	758,632
EDF SA 5.25% (Reg. S) (b)(f)		1,200,000	1,294,207

TOTAL FRANCE			2,663,578

Germany - 2.0%
Allianz SE 3.5% (Reg. S) (b)(f)		600,000	613,859
Bayer AG 2.375% 11/12/79 (Reg. S) (b)	EUR	1,400,000	1,762,260

TOTAL GERMANY			2,376,119

Ireland - 0.6%
AIB Group PLC:
5.25% (Reg. S) (b)(f)	EUR	350,000	456,018
6.25% (Reg. S) (b)(f)	EUR	200,000	270,360

TOTAL IRELAND			726,378

Luxembourg - 2.9%
Aroundtown SA 3.375% (Reg. S) (b)(f)	EUR	1,300,000	1,660,930
CPI Property Group SA 4.375% (Reg. S) (b)(f)	EUR	800,000	1,019,112
Eurofins Scientific SA 2.875% (Reg. S) (b)(f)	EUR	680,000	854,072

TOTAL LUXEMBOURG			3,534,114

Netherlands - 8.4%
AerCap Holdings NV 5.875% 10/10/79 (b)		1,050,000	1,055,852
AT Securities BV 5.25% (Reg. S) (b)(f)		250,000	266,756
Deutsche Annington Finance BV 4% (Reg. S) (b)(f)	EUR	300,000	378,997
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (f)(g)	EUR	693,300	1,121,744
Telefonica Europe BV:
2.502% (Reg. S) (b)(f)	EUR	600,000	758,794
2.625% (Reg. S) (b)(f)	EUR	900,000	1,129,631
Volkswagen International Finance NV:
2.5%(Reg. S) (b)(f)	EUR	1,395,000	1,755,079
2.7%(Reg. S) (b)(f)	EUR	2,100,000	2,620,181
3.875% (Reg. S) (b)(f)	EUR	900,000	1,210,713

TOTAL NETHERLANDS			10,297,747

Spain - 0.6%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (b)(f)	EUR	600,000	766,733
Sweden - 2.8%
Heimstaden Bostad AB 3.248% (Reg. S) (b)(f)	EUR	1,500,000	1,934,418
Samhallsbyggnadsbolaget I Norden AB:
2.624% (Reg. S) (b)(f)	EUR	650,000	805,471
4.625% (Reg. S) (b)(f)	EUR	500,000	664,690

TOTAL SWEDEN			3,404,579

Switzerland - 1.7%
Credit Suisse Group AG 7.5% (Reg. S) (b)(f)		1,650,000	1,841,527
UBS Group AG 7% (Reg. S) (b)(f)		200,000	239,376

TOTAL SWITZERLAND			2,080,903

United Kingdom - 6.2%
Aviva PLC 6.125% (b)(f)	GBP	2,150,000	3,210,568
Barclays Bank PLC 7.625% 11/21/22		776,000	869,824
Barclays PLC 7.125% (b)(f)	GBP	200,000	305,387
HSBC Holdings PLC:
5.25% (b)(f)	EUR	505,000	652,622
6% (Reg. S) (b)(f)	EUR	200,000	271,296
6.375% (b)(f)		550,000	610,103
Lloyds Banking Group PLC 5.125% (b)(f)	GBP	840,000	1,200,748
Scottish & Southern Energy PLC 3.74% (Reg. S) (b)(f)	GBP	320,000	469,497

TOTAL UNITED KINGDOM			7,590,045

TOTAL PREFERRED SECURITIES
(Cost $33,711,732)			36,509,771
		Shares	Value

Money Market Funds - 6.8%
Fidelity Cash Central Fund 0.11% (h)
(Cost $8,331,249)		8,329,583	8,331,249

Purchased Swaptions - 0.1%(i)
	Expiration Date	Notional Amount	Value
Put Options - 0.1%
Option with an exercise rate of 2.625% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 34 Index expiring December 2025, paying 5% quarterly.	3/17/21	EUR 10,050,000	$142,421
TOTAL PURCHASED SWAPTIONS
(Cost $162,057)			142,421
TOTAL INVESTMENT IN SECURITIES - 98.9%
(Cost $113,004,877)			120,749,166
NET OTHER ASSETS (LIABILITIES) - 1.1%			1,334,979
NET ASSETS - 100%			$122,084,145

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	7	March 2021	$794,549	$3,119	$3,119
Eurex Euro-Bobl Contracts (Germany)	12	March 2021	1,981,712	990	990
Eurex Euro-Bund Contracts (Germany)	27	March 2021	5,859,375	2,620	2,620
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	9	March 2021	2,476,480	5,349	5,349
TME 10 Year Canadian Note Contracts (Canada)	38	March 2021	4,451,096	12,114	12,114
TOTAL BOND INDEX CONTRACTS					24,192
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	2	March 2021	276,156	324	324
CBOT 2-Year U.S. Treasury Note Contracts (United States)	10	March 2021	2,209,766	2,480	2,480
CBOT 5-Year U.S. Treasury Note Contracts (United States)	107	March 2021	13,499,555	31,746	31,746
CBOT Long Term U.S. Treasury Bond Contracts (United States)	13	March 2021	2,251,438	(7,528)	(7,528)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	41	March 2021	6,410,734	(10,278)	(10,278)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	28	March 2021	5,979,750	(23,121)	(23,121)
TOTAL TREASURY CONTRACTS					(6,377)

TOTAL PURCHASED					17,815

Sold
Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	9	March 2021	1,668,159	(17,702)	(17,702)
TOTAL FUTURES CONTRACTS					$113

The notional amount of futures purchased as a percentage of Net Assets is 37.8%

The notional amount of futures sold as a percentage of Net Assets is 1.4%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $39,481,261.

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
EUR	57,000	USD	69,770	BNP Paribas S.A.	1/22/21	$(106)
USD	54,129	CAD	69,000	JPMorgan Chase Bank, N.A.	1/22/21	(82)
USD	71,269	EUR	58,000	Goldman Sachs Bank USA	1/22/21	383
USD	155,476	EUR	127,000	BNP Paribas S.A.	1/22/21	261
USD	25,800,307	EUR	21,174,000	JPMorgan Chase Bank, N.A.	1/22/21	(77,828)
USD	21,984	EUR	18,000	State Street Bank And Trust Co	1/22/21	(15)
USD	174,512	GBP	128,000	State Street Bank And Trust Co	1/22/21	(551)
USD	20,844,388	GBP	15,432,000	Citibank, N.A.	1/22/21	(261,714)
USD	37,053,000	EUR	30,209,739	JPMorgan Chase Bank, N.A.	1/25/21	128,945
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(210,707)
					Unrealized Appreciation	129,589
					Unrealized Depreciation	(340,296)

For the period, the average contract value for forward foreign currency contracts was $86,499,582. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Akzo Nobel NV	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,900,000	$(63,559)	$43,528	$(20,031)
Gas Natural Capital Markets SA	Jun. 2022	BNP Paribas S.A.	(1%)	Quarterly	EUR 1,250,000	(19,082)	11,114	(7,968)
Volvo Treas AB	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 300,000	(9,285)	5,212	(4,073)

TOTAL CREDIT DEFAULT SWAPS						$(91,926)	$59,854	$(32,072)

Currency Abbreviations

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,403,166 or 6.1% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $883,077.

 (e) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts. At period end, the value of securities pledged amounted to $315,689.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Non-income producing - Security is in default.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) For the period, the average monthly notional amount for purchased swaptions was $14,610,274.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$8,868
Total	$8,868

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Cash Central Fund was $487,215. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $46,833,738 and $38,989,484, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$66,279,749	$--	$66,279,749	$--
U.S. Government and Government Agency Obligations	154,463	--	154,463	--
Foreign Government and Government Agency Obligations	9,331,513	--	9,331,513	--
Preferred Securities	36,509,771	--	36,509,771	--
Money Market Funds	8,331,249	8,331,249	--	--
Purchased Swaptions	142,421	--	142,421	--
Total Investments in Securities:	$120,749,166	$8,331,249	$112,417,917	$--
Derivative Instruments:
Assets
Futures Contracts	$58,742	$58,742	$--	$--
Forward Foreign Currency Contracts	129,589	--	129,589	--
Total Assets	$188,331	$58,742	$129,589	$--
Liabilities
Futures Contracts	$(58,629)	$(58,629)	$--	$--
Forward Foreign Currency Contracts	(340,296)	--	(340,296)	--
Swaps	(91,926)	--	(91,926)	--
Total Liabilities	$(490,851)	$(58,629)	$(432,222)	$--
Total Derivative Instruments:	$(302,520)	$113	$(302,633)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$142,421	$0
Swaps(b)	0	(91,926)
Total Credit Risk	142,421	(91,926)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	129,589	(340,296)
Total Foreign Exchange Risk	129,589	(340,296)
Interest Rate Risk
Futures Contracts(d)	58,742	(58,629)
Total Interest Rate Risk	58,742	(58,629)
Total Value of Derivatives	$330,752	$(490,851)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $104,673,628)	$112,417,917
Fidelity Central Funds (cost $8,331,249)	8,331,249
Total Investment in Securities (cost $113,004,877)		$120,749,166
Cash		26,516
Foreign currency held at value (cost $420,032)		424,223
Unrealized appreciation on forward foreign currency contracts		129,589
Interest receivable		1,148,815
Distributions receivable from Fidelity Central Funds		555
Receivable for daily variation margin on futures contracts		40,138
Receivable from investment adviser for expense reductions		674
Total assets		122,519,676
Liabilities
Unrealized depreciation on forward foreign currency contracts	$340,296
Bi-lateral OTC swaps, at value	91,926
Other payables and accrued expenses	3,309
Total liabilities		435,531
Net Assets		$122,084,145
Net Assets consist of:
Paid in capital		$118,279,111
Total accumulated earnings (loss)		3,805,034
Net Assets		$122,084,145
Net Asset Value, offering price and redemption price per share ($122,084,145 ÷ 11,935,119 shares)		$10.23

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$1,488,773
Interest		1,979,999
Income from Fidelity Central Funds		8,868
Income before foreign taxes withheld		3,477,640
Less foreign taxes withheld		(2,248)
Total income		3,475,392
Expenses
Custodian fees and expenses	$8,735
Independent trustees' fees and expenses	374
Commitment fees	267
Total expenses before reductions	9,376
Expense reductions	(2,266)
Total expenses after reductions		7,110
Net investment income (loss)		3,468,282
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,764,989
Fidelity Central Funds	(220)
Forward foreign currency contracts	(5,449,411)
Foreign currency transactions	14,384
Futures contracts	2,303,181
Swaps	394,789
Total net realized gain (loss)		(972,288)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	6,053,003
Forward foreign currency contracts	411,654
Assets and liabilities in foreign currencies	32,528
Futures contracts	308,994
Swaps	129,611
Total change in net unrealized appreciation (depreciation)		6,935,790
Net gain (loss)		5,963,502
Net increase (decrease) in net assets resulting from operations		$9,431,784

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,468,282	$2,882,329
Net realized gain (loss)	(972,288)	4,337,745
Change in net unrealized appreciation (depreciation)	6,935,790	6,472,703
Net increase (decrease) in net assets resulting from operations	9,431,784	13,692,777
Distributions to shareholders	(7,657,248)	(7,205,204)
Distributions to shareholders from tax return of capital	–	(440,992)
Total distributions	(7,657,248)	(7,646,196)
Share transactions
Proceeds from sales of shares	48,471	12,866
Reinvestment of distributions	7,657,248	7,646,196
Cost of shares redeemed	(4,221)	(1,357)
Net increase (decrease) in net assets resulting from share transactions	7,701,498	7,657,705
Total increase (decrease) in net assets	9,476,034	13,704,286
Net Assets
Beginning of period	112,608,111	98,903,825
End of period	$122,084,145	$112,608,111
Other Information
Shares
Sold	4,771	1,237
Issued in reinvestment of distributions	753,882	760,682
Redeemed	(417)	(138)
Net increase (decrease)	758,236	761,781

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Credit Fund

Years ended December 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.08	$9.50	$10.00	$10.00
Income from Investment Operations
Net investment income (loss)B	.307	.271	.269	.100
Net realized and unrealized gain (loss)	.516	1.027	(.373)	.090
Total from investment operations	.823	1.298	(.104)	.190
Distributions from net investment income	(.423)	(.299)C	(.257)	(.103)
Distributions from net realized gain	(.250)	(.378)C	(.139)	(.021)
Tax return of capital	–	(.041)	–	(.066)
Total distributions	(.673)	(.718)	(.396)	(.190)
Net asset value, end of period	$10.23	$10.08	$9.50	$10.00
Total ReturnD,E	8.33%	13.85%	(1.04)%	1.91%
Ratios to Average Net AssetsF,G
Expenses before reductions	.01%	.01%	.01%	.01%H
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%H
Expenses net of all reductions	.01%	.01%	.01%	.01%H
Net investment income (loss)	3.00%	2.69%	2.74%	2.27%H
Supplemental Data
Net assets, end of period (000 omitted)	$122,084	$112,608	$98,904	$101,965
Portfolio turnover rateI	52%	88%	94%	40%J

 A For the period July 25, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity Series International Credit Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales, futures transactions and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,458,577
Gross unrealized depreciation	(570,750)
Net unrealized appreciation (depreciation)	$4,887,827
Tax Cost	$115,754,408

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$218,622
Undistributed long-term capital gain	$322,806
Net unrealized appreciation (depreciation) on securities and other investments	$4,894,713

The Fund intends to elect to defer to its next fiscal year $1,661,343 of ordinary losses recognized during the period November 1, 2020 to December 31, 2020.

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$6,113,670	$7,205,204
Long-term Capital Gains	1,543,578	–
Tax Return of Capital	–	440,992
Total	$7,657,248	$7,646,196

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$52,852	$123,050
Swaps	93,718	73,469
Total Credit Risk	146,570	196,519
Foreign Exchange Risk
Forward Foreign Currency Contracts	(5,449,411)	411,654
Interest Rate Risk
Futures Contracts	2,303,181	308,994
Swaps	301,071	56,142
Total Interest Rate Risk	2,604,252	365,136
Totals	$(2,698,589)	$973,309

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series International Credit Fund	56,472,814	59,530,349

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Series International Credit Fund	$267

During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through April 30, 2024. The expense limitation prior to August 1, 2020 was .014%. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $2,038.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $228.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Series International Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series International Credit Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period July 25, 2017 (commencement of operations) to December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period July 25, 2017 (commencement of operations) to December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 280 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Series International Credit Fund	- %-C
Actual		$1,000.00	$1,058.50	$--D
Hypothetical-E		$1,000.00	$1,025.14	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series International Credit Fund voted to pay on February 16, 2021, to shareholders of record at the opening of business on February 12, 2021, a distribution of $0.047 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $1,866,383, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series International Credit Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.014% through April 30, 2023.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SUN-ANN-0221
1.9882621.103

Item 2.

Code of Ethics

As of the end of the period, December 31, 2020, Fidelity School Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Multi-Asset Income Fund, Fidelity Global Credit Fund, Fidelity Intermediate Municipal Income Fund and Fidelity Series International Credit Fund (the “Funds”):

Services Billed by PwC

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Multi-Asset Income Fund	$51,000	$4,700	$12,100	$2,500
Fidelity Global Credit Fund	$80,700	$7,000	$16,200	$3,800
Fidelity Intermediate Municipal Income Fund	$46,800	$3,900	$5,100	$2,100
Fidelity Series International Credit Fund	$73,800	$6,400	$12,800	$3,500

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Multi-Asset Income Fund	$66,000	$4,900	$3,700	$2,800
Fidelity Global Credit Fund	$99,000	$7,300	$4,800	$4,100
Fidelity Intermediate Municipal Income Fund	$63,000	$4,200	$2,200	$2,400
Fidelity Series International Credit Fund	$83,000	$6,900	$4,600	$3,900

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2020A	December 31, 2019A
Audit-Related Fees	$9,377,400	$7,705,000
Tax Fees	$30,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2020A	December 31, 2019A
PwC	$14,562,400	$12,405,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity School Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 18, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 18, 2021